UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08510

Matthews International Funds
(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Address of principal executive offices) (Zip code)

William J. Hackett, President Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		415-788-7553

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asia Funds | Semi-Annual Report

June 30, 2011  | matthewsasia.com

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA GROWTH STRATEGIES

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund

Matthews China Small Companies Fund

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund

'11

Performance and Expenses

Through June 30, 2011

*Institutional Class Shares were first offered on October 29, 2010. For performance since that date, please see each Fund's performance table in the report. Performance for the Institutional Class Shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and Investor Class may arise due to differences in fees charged to each class.

			Average Annual Total Return			2010 Gross
	Inception Date	1 year	5 years	10 years	Since Inception	Annual Operating Expenses[1]
Matthews Asian Growth & Income Fund
Investor Class (MACSX)	9/12/94	19.32%	10.26%	14.60%	11.40%	1.13%
Institutional Class (MICSX)	10/29/10*	19.49%	10.29%	14.62%	11.41%	0.93%
Matthews Asia Dividend Fund
Investor Class (MAPIX)	10/31/06	18.60%	n.a.	n.a.	12.48%	1.14%
After Fee Waiver, Reimbursement and Recoupment						1.15%[2]
Institutional Class (MIPIX)	10/29/10*	18.64%	n.a.	n.a.	12.48%	1.02%
Matthews China Dividend Fund
Investor Class (MCDFX)	11/30/09	22.67%	n.a.	n.a.	16.23%	1.95%
After Fee Waiver, Reimbursement and Recoupment						1.50%[3]
Institutional Class (MICDX)	10/29/10*	22.79%	n.a.	n.a.	16.30%	1.24%
Matthews Asia Growth Fund
Investor Class (MPACX)	10/31/03	25.21%	8.14%	n.a.	11.37%	1.19%
Institutional Class (MIAPX)	10/29/10*	25.35%	8.16%	n.a.	11.39%	0.99%
Matthews Pacific Tiger Fund
Investor Class (MAPTX)	9/12/94	26.44%	14.26%	16.60%	9.79%	1.09%
Institutional Class (MIPTX)	10/29/10*	26.59%	14.29%	16.61%	9.80%	0.95%
Matthews China Fund
Investor Class (MCHFX)	2/19/98	18.60%	19.77%	15.50%	13.15%	1.15%
Institutional Class (MICFX)	10/29/10*	18.73%	19.79%	15.51%	13.16%	0.97%
Matthews India Fund
Investor Class (MINDX)	10/31/05	13.36%	15.85%	n.a.	16.55%	1.18%
Institutional Class (MIDNX)	10/29/10*	13.46%	15.87%	n.a.	16.57%	0.99%
Matthews Japan Fund
Investor Class (MJFOX)	12/31/98	26.62%	-4.06%	1.50%	4.30%	1.30%
Institutional Class (MIJFX)	10/29/10*	26.52%	-4.08%	1.49%	4.29%	1.08%
Matthews Korea Fund
Investor Class (MAKOX)	1/3/95	37.81%	6.74%	17.67%	6.14%	1.21%
Institutional Class (MIKOX)	10/29/10*	38.06%	6.78%	17.69%	6.15%	0.91%
Matthews Asia Small Companies Fund
Investor Class (MSMLX)	9/15/08	34.69%	n.a.	n.a.	33.32%	1.59%
After Fee Waiver, Reimbursement and Recoupment						1.63%[4]
Matthews China Small Companies Fund
Investor Class (MCSMX)	5/31/11	n.a.	n.a.	n.a.	-4.00%[5]	2.99%
After Fee Waiver, Reimbursement and Recoupment						2.00%[6]
Matthews Asia Science and Technology Fund
Investor Class (MATFX)	12/27/99	27.03%	8.43%	9.25%	0.41%	1.26%

1  Gross annual operating expenses for Institutional Class Shares are annualized.

2  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least April 30, 2012 to the extent needed to limit total annual operating expenses to 1.50%.

3  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2013 to the extent needed to limit total annual operating expenses to 1.50%.

4  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least April 30, 2012 to the extent needed to limit total annual operating expenses to 2.00%.

5  Actual return for fiscal period beginning 5/31/11 through 6/30/11, not annualized.

6  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2014 to the extent needed to limit total annual operating expenses to 2.00%.

Investor Disclosure

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds' fees and expenses had not been waived, returns would have been lower. For the Funds' most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds' prospectus and Statement of Additional Information for more risk disclosure.

Contents

Message to Shareholders	2

Manager Commentaries, Fund Characteristics and Schedules of Investments:

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund	4

Matthews Asia Dividend Fund	9

Matthews China Dividend Fund	14

ASIA GROWTH STRATEGIES

Matthews Asia Growth Fund	19

Matthews Pacific Tiger Fund	24

Matthews China Fund	29

Matthews India Fund	34

Matthews Japan Fund	39

Matthews Korea Fund	44

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund	49

Matthews China Small Companies Fund	54

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund	59

Disclosures and Index Definitions	63

Disclosure of Fund Expenses	64

Statements of Assets and Liabilities	66

Statements of Operations	68

Statements of Changes in Net Assets	70

Financial Highlights	76

Notes to Financial Statements	88

Approval of Investment Advisory Agreement	103

Trustees and Officers of the Funds	105

Cover photo: Baha'i Lotus Temple, New Delhi, India

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds' investment objectives, risks and expenses. Additional copies of the prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of June 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund's future investment intent.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Matthews Asia Funds are distributed in the United States by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406

Matthews Asia Funds are distributed in Latin America by HMC Partners

We are likely living in a world of greater uncertainty and volatility than in the past. However, this does not necessarily mean that strategies to deal with that uncertainty are unclear.

Message to Shareholders
from the Investment Advisor

Dear Fellow Shareholders,

Sustainability has been the watchword for global economic markets so far as countries, businesses and stock prices all struggle to maintain the momentum in growth that has been built up since the financial crisis began. In addition, markets have been hit by the question: How long can this go on? These concerns have been leveled at U.S. unemployment, Chinese property markets, Asia's inflation and European debt. The question is well put. And given the context in which we are all seeing things these days—the aftermath of the greatest global financial crisis since the Great Depression—people seem naturally disposed toward extreme answers to that question. That is, people want to hear that either everything is all right or that the next crisis is imminent. I suspect that the best answer to such questions is rather ambiguous, for it is not at all clear that we have either emerged from the last crisis or already sown the seeds of the next crisis. We are likely living in a world of greater uncertainty and volatility than in the past. However, this does not necessarily mean that strategies to deal with that uncertainty are unclear.

Why is the world likely to be more volatile? One of the most powerful balancing forces in the economy is broken. Interest rates in the U.S., Japan and Europe have fallen about as far as they can go. Demand shocks will not be so easily absorbed by central bank monetary policies and low rates of nominal GDP growth, which is real growth plus inflation, are comparatively low. So smaller shocks are needed to push economies back into recession. Household debt is high in many of the large consumer-driven economies, and each shock to demand is greeted by renewed attempts to pay down debt. But one's savings are another's "spendings." This means one person's attempt to shore up his own finances may worsen another's income. In addition, each shock puts more people on the unemployed registers, hurting the development of experience and skills in the economy. Each time the economy recovers, it does so incompletely, leaving scars of idle capacity and missed opportunities. How sustainable can growth be in a world in which small random shocks to growth will lead to large policy responses that may themselves be quickly withdrawn?

This has implications for our markets in Asia, too. Given fixed exchange rates, money supply may be more volatile and cycles in prices for goods and assets could be more abrupt. Regional policymakers will need to deal with this, and we have said before that this may mean capital controls or currency appreciation. Within markets, too, however, there will be effects as sectors that are more cyclical in nature, more sensitive to money supply or more directly affected by U.S. and European demand could see shorter, more abrupt cycles. These would include the materials and export sectors. This has been the story of the past few months, and particularly of the year to date. At the start of the year, commodity stocks were rallying sharply. Many of our Funds thus underperformed during this period as this is a sector that we have tended to invest in very lightly. The sector's inherent cyclicality coupled with the difficulty for management and businesses to add value through the cycle means that success is more about timing the commodity cycle correctly rather than identifying the best businesses to own. However, as monetary policy in Western economies tightened and governments turned their attention to cutting deficits and debt burdens, the sector promptly fell back. Our Funds, on the whole, enjoyed far better relative performance during the second quarter than they did the first.

2 MATTHEWS ASIA FUNDS

If I am correct in my analysis of the macroeconomic environment, then these abrupt cycles are likely to continue. In the face of this, how will we implement our investment philosophy? By staying true to our beliefs. I think that many people will either be sucked into trying to time these cycles or tricked into mistaking short-term volatility for the start of a long-term trend. Our technique has been to focus on the sustainability of businesses. Sustainability can be due to a company's ability to raise prices; however, such ability often stems from the nature of a firm's products or services. We prefer to see products and services bought or used repeatedly by households on a regular basis, rather than during short-term fads. We also look to management teams that are trying to steer their companies on a course of steady growth funded from cash flow, in preference over businesses that rely on external financing. These companies are likely to be able to prosper even if "normal" rates of inflation rise in the future. But they are less likely to enjoy (or suffer from) the kinds of price cycles that we have witnessed in some commodities. This means that our portfolios, whilst being less volatile in absolute terms, may exhibit more volatility in performance relative to benchmarks. We have never been overly concerned with managing short-term volatility relative to an index and we are not inclined to change now.

The companies that are likely to weather inflationary cycles are those that can better manage input costs and more easily raise output prices. There are industries that find this relatively easy to do—consumer-facing businesses with brand power; monopolistic business; those with less exposure to regulators and policymakers' price controls; and those businesses that dominate hiring in any sector of the labor market. Businesses that can manage their capital commitments and are able to drive production-related efficiencies, which raise margins and competitiveness, are far better-placed to thrive. These are just some of the things we look for in identifying businesses that can achieve through-the-cycle growth, withstand acute periods of inflation and weather the downturns. It is a strategic approach to managing the cycle using stock selection rather than a tactical approach using sector allocation.

This being our approach, one should not expect an increase in cyclical volatility or a shortening of cycles to drive higher levels of turnover in our portfolios. We are neither inclined to trade the commodity cycle, nor to change the kinds of businesses we seek. It can be frustrating at times, during such cycles, and one may be tempted to try to follow the momentum of prices. However, for us to do so would be to turn our backs on our strategy. We are not expert in second guessing policymakers (known as "Fed-watching") or forecasting market sentiment. What we do enjoy doing and where we think we have a greater chance of success is in deciding which businesses and management teams are best-suited to preserve and grow clients' capital over the long run.

It is a pleasure to continue to serve as your investment advisor.

Robert Horrocks, PhD
Chief Investment Officer
Matthews International Capital Management, LLC

matthewsasia.com | 800.789.ASIA 3

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Robert J. Horrocks, PhD

Lead Manager

Jesper O. Madsen, CFA

Lead Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$18.06	$18.06
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.13%	0.93%

Portfolio Statistics

Total # of Positions	82
Net Assets	$3.8 billion
Weighted Average Market Cap	$20.5 billion
Portfolio Turnover	19.84%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary

For the first half of 2011, the Matthews Asian Growth and Income Fund (Investor Class) gained 1.62% and 1.72% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia ex Japan Index, which returned 1.30%. For the quarter ended June 30, the Fund rose 1.51% (Investor Class) and 1.61% (Institutional Class), while its benchmark returned 0.09%. While the quarter was a rocky one, it is notable that the Fund's relative outperformance was also marked by significantly lower volatility.

During the quarter, the portfolio's sector allocations contributed significantly to its relative performance. Holdings in the consumer staples and discretionary sectors, as well as utilities and telecommunications, were the main contributors to performance. Detractors to performance were the more cyclical sectors—which are not a focus of the Fund—such as information technology, energy and materials.

Overall, the Fund's sector exposures changed little over the quarter. We made slight adjustments to provide a better risk-reward return, with a view to increasing downside protection. We increased our allocation to an Indonesian gas utility at what were judged reasonable valuations, given a relatively high growth profile for a utility. Additionally, one of the Fund's more cyclical holdings was trimmed given its recent strong performance and focus on offshore oil drilling rigs and services. These changes were very marginal in nature compared to a more significant change in the portfolio's financials holdings. We exited the Fund's position in Hang Seng Bank in favor of a more conservative and more attractively valued Singapore-focused bank, United Overseas Bank. These changes were motivated in part by investors' excitement over the reminbi (RMB) deposit business in Hong Kong and potential long-term implications for RMB convertibility, relative to what we see as the unfavorable economics of Hong Kong banks taking RMB deposits with no profitable way to lend on that RMB.

We also initiated a position in a regional investment bank, which has been out of favor for the past 18 months. While we recognize that the bank is restructuring, we feel the balance sheet risks have decreased significantly, and we have been able to purchase shares at close to book value. In addition, the company is expected to pay a sizeable dividend of 6%, offering some valuation protection while the business seeks new growth opportunities. In other changes to the portfolio's financials holdings, we have reduced our exposure to a Hong Kong property-related convertible bond and added to a Singapore-based industrial real estate investment trust (REIT). The yield on the convertible bond is negative as it is highly equity sensitive in a market that is showing some signs of overheating; on the contrary, the REIT was added in a more reasonable market environment at a yield close to 7%.

We continue to seek securities that—due to the underlying business franchise, balance sheet, valuation or income stream—provide a degree of downside mitigation with some upside participation in the growth of the region. As we have recently noted, it has become more challenging of late to find such risk-return tradeoffs via convertible bonds. While this is in part due to a limited universe, convertible bond valuations have been a greater factor. We continue to constantly monitor the convertible bond universe for potential candidates to add to the portfolio. However, at this

(continued)

Closed to most new investors as of January 7, 2011.

4 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 4.26%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

					Average Annual Total Returns
	Inception Date	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception
Investor Class (MACSX)	9/12/94	1.51%	1.62%	19.32%	8.16%	10.26%	14.60%	11.40%
Institutional Class (MICSX)	10/29/10	1.61%	1.72%	19.49%	8.21%	10.29%	14.62%	11.41%
MSCI AC Asia ex Japan Index[3]		0.09%	1.30%	26.03%	8.27%	11.81%	14.28%	4.50%[4]
Lipper Pacific Region Funds Category Average[5]		0.76%	-0.47%	24.86%	1.13%	3.63%	8.62%	4.13%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2011			2010
	June	December	Total	June	December	Total
Investor Class (MACSX)	$0.27	n.a	n.a	$0.19	$0.28	$0.47
Institutional Class (MICSX)	$0.28	n.a	n.a	—	$0.29	$0.29

Note: This table does not include capital gains distributions. Institutional Class Shares were first offered on October 29, 2010. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.89% (Investor Class) 2.04% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/11, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.59%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 63 for index definition.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Singapore Technologies Engineering, Ltd.	Singapore	3.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3.2%
CLP Holdings, Ltd.	China/Hong Kong	2.9%
Telstra Corp., Ltd.	Australia	2.9%
Hisamitsu Pharmaceutical Co., Inc.	Japan	2.8%
HSBC Holdings PLC	United Kingdom	2.7%
China Petroleum & Chemical Corp. (Sinopec), Cnv., 0.000%, 04/24/2014	China/Hong Kong	2.6%
PTT Public Co., Ltd.	Thailand	2.6%
Ascendas REIT	Singapore	2.4%
AMMB Holdings BHD	Malaysia	2.3%
% OF ASSETS IN TOP TEN		27.9%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 5

COUNTRY ALLOCATION (%)7

China/Hong Kong	23.4
Singapore	16.5
Japan	9.9
South Korea	9.0
Malaysia	7.1
India	6.5
Taiwan	6.5
Thailand	5.8
Australia	5.4
Indonesia	2.8
United Kingdom	2.7
Vietnam	2.0
Philippines	1.2
Cash and Other Assets, Less Liabilities	1.2

SECTOR ALLOCATION (%)

Financials	27.5
Telecommunication Services	15.1
Industrials	12.9
Information Technology	11.4
Consumer Discretionary	8.5
Utilities	7.8
Energy	5.2
Consumer Staples	5.1
Health Care	4.6
Materials	0.7
Cash and Other Assets, Less Liabilities	1.2

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	58.6
Mid Cap ($1B–$5B)	32.3
Small Cap (under $1B)	7.9
Cash and Other Assets, Less Liabilities	1.2

BREAKDOWN BY SECURITY TYPE (%)9

Common Equities	79.2
Convertible Bonds	14.9
Preferred Equities	3.0
Corporate Bonds	1.4
Warrants/Rights	0.3
Cash and Other Assets, Less Liabilities	1.2

7  Australia, United Kingdom and Japan are not included in the MSCI All Country Asia ex Japan Index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

9  Bonds are not included in the MSCI All Country Asia ex Japan Index.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary (continued)

point, the Fund's overall allocation to convertibles—absent better valuations and/or increased issuance—is unlikely to rise and may even decline further as some issues mature later in the year.

The other area that investors have focused on this quarter is the Chinese financial sector. It is worth restating that the Fund still remains very lightly positioned here. Despite some good dividend yields, we are avoiding altogether the Chinese banking sector as we remain skeptical about loan quality and the possibility of future capital raisings. The Fund's direct exposure to China's financial sector is largely through China Pacific Insurance, a property and casualty insurer, which has seen strong growth in the auto insurance sector and been benefiting from subdued competition from smaller competitors. During the quarter, this stock performed better than the majority of Chinese banks, and in-line with the higher-quality Chinese banks. We do, however, run the risk of underperformance relative to the benchmark should our concerns surrounding the banking sector in China prove unfounded. Nevertheless, given our understanding of the sector and how the stocks have recently behaved, we expect the portfolio to find some insulation against downside shocks. Given the long-term strategic goals we have set for the Fund, we are comfortable with that positioning. As always, we thank you for your ongoing support.

6 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund  June 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 79.2%

	Shares	Value
CHINA/HONG KONG: 17.4%
CLP Holdings, Ltd.	12,521,700	$111,081,039
China Pacific Insurance Group Co., Ltd. H Shares	20,355,800	84,697,136
Hang Lung Properties, Ltd.	19,139,920	78,696,596
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	46,680,000	67,409,328
Television Broadcasts, Ltd.	8,897,000	58,971,962
China Communications Services Corp., Ltd. H Shares	76,748,000	45,444,241
China Mobile, Ltd. ADR	905,500	42,359,290
Vitasoy International Holdings, Ltd.†	51,771,000	41,680,009
VTech Holdings, Ltd.	3,505,300	41,555,624
Citic Telecom International Holdings, Ltd.†	132,231,000	36,125,587
Cafe' de Coral Holdings, Ltd.	6,726,000	16,411,998
Inspur International, Ltd.†	286,210,000	15,317,901
I-CABLE Communications, Ltd.[b]†	125,359,000	11,921,002
SinoCom Software Group, Ltd.†	87,418,000	8,204,915
Total China/Hong Kong		659,876,628
SINGAPORE: 12.9%
Singapore Technologies Engineering, Ltd.	54,104,125	132,853,619
Ascendas REIT	53,925,000	89,691,021
Keppel Corp., Ltd.	8,415,900	76,144,190
United Overseas Bank, Ltd.	3,590,000	57,637,989
Singapore Post, Ltd.	38,209,000	36,084,377
ARA Asset Management, Ltd.	28,381,100	35,174,634
Cerebos Pacific, Ltd.	7,740,000	31,929,847
Hong Leong Finance, Ltd.	13,650,000	30,909,399
Total Singapore		490,425,076
JAPAN: 9.9%
Hisamitsu Pharmaceutical Co., Inc.	2,483,600	105,802,685
Japan Real Estate Investment Corp., REIT	8,039	79,094,548
Hamamatsu Photonics, K.K.	1,664,700	71,976,444
Rohm Co., Ltd.	1,229,100	70,515,285
Trend Micro, Inc.	1,591,100	49,431,189
Total Japan		376,820,151
MALAYSIA: 6.5%
AMMB Holdings BHD	40,175,100	86,765,536
PLUS Expressways BHD	44,171,359	66,121,723
Axiata Group BHD	30,634,423	50,908,801
Telekom Malaysia BHD	20,245,551	26,520,673
YTL Power International BHD	25,295,218	18,438,249
Total Malaysia		248,754,982
TAIWAN: 6.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	25,673,187	64,703,112
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,420,624	55,744,069
Chunghwa Telecom Co., Ltd. ADR	1,277,525	44,138,489
Cathay Financial Holding Co., Ltd.	22,598,902	35,072,781
Taiwan Hon Chuan Enterprise Co., Ltd.	9,282,000	27,985,421
CyberLink Corp.†	5,990,128	18,091,237
Total Taiwan		245,735,109
	Shares	Value
THAILAND: 5.8%
PTT Public Co., Ltd.	9,111,400	$99,691,091
Land & Houses Public Co., Ltd. NVDR	200,090,300	37,555,624
Glow Energy Public Co., Ltd.	21,887,400	35,703,931
BEC World Public Co., Ltd.	30,807,800	34,720,898
Thai Reinsurance Public Co., Ltd. NVDR	46,507,735	10,368,690
Thai Reinsurance Public Co., Ltd.	9,336,665	2,081,567
Total Thailand		220,121,801
AUSTRALIA: 5.4%
Telstra Corp., Ltd.	34,977,088	108,687,064
Macquarie Group, Ltd.	1,469,326	49,568,258
David Jones, Ltd.	10,835,460	47,315,090
Total Australia		205,570,412
SOUTH KOREA: 5.2%
S1 Corp.	938,615	48,598,058
KT Corp. ADR	2,089,505	40,619,977
GS Home Shopping, Inc.	298,935	38,199,979
SK Telecom Co., Ltd.	217,662	32,875,614
SK Telecom Co., Ltd. ADR	1,534,333	28,692,027
Daehan City Gas Co., Ltd.	368,640	9,840,528
Total South Korea		198,826,183
INDONESIA: 2.8%
PT Perusahaan Gas Negara	141,686,000	66,639,561
PT Telekomunikasi Indonesia ADR	1,153,600	39,799,200
Total Indonesia		106,438,761
UNITED KINGDOM: 2.7%
HSBC Holdings PLC ADR	2,050,333	101,737,523
Total United Kingdom		101,737,523
VIETNAM: 2.0%
Bao Viet Holdings	10,333,281	39,365,469
Vietnam Dairy Products JSC	3,861,690	20,427,322
Kinh Do Corp.	5,165,000	9,549,410
FPT Corp.	3,181,770	7,411,695
Total Vietnam		76,753,896
PHILIPPINES: 1.2%
Globe Telecom, Inc.	2,165,510	44,735,498
Total Philippines		44,735,498
INDIA: 0.9%
Oriental Bank of Commerce	4,603,836	34,049,581
Total India		34,049,581
TOTAL COMMON EQUITIES		3,009,845,601
(Cost $2,541,146,658)

matthewsasia.com | 800.789.ASIA 7

Matthews Asian Growth and Income Fund  June 30, 2011

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: 3.0%

	Shares	Value
SOUTH KOREA: 3.0%
Hyundai Motor Co., Ltd., Pfd.	541,280	$38,888,139
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	515,311	37,888,740
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	23,641,805
LG Household & Health Care, Ltd., Pfd.	121,855	10,880,070
Total South Korea		111,298,754
TOTAL PREFERRED EQUITIES		111,298,754
(Cost $48,826,622)

WARRANTS: 0.3%

INDIA: 0.3%
Housing Development Finance Corp., expires 08/23/12	3,875,750	11,956,063
Total India		11,956,063
TOTAL WARRANTS		11,956,063
(Cost $6,834,750)

INTERNATIONAL BONDS: 16.3%

	Face Amount
CHINA/HONG KONG: 6.0%
China Petroleum & Chemical Corp. (Sinopec), Cnv. 0.000%, 04/24/14	HKD	676,210,000	99,819,118
Hongkong Land CB 2005, Ltd., Cnv. 2.750%, 12/21/12		22,200,000	41,014,500
Power Regal Group, Ltd., Cnv. 2.250%, 06/02/14	HKD	234,020,000	34,999,097
Yue Yuen Industrial Holdings, Ltd., Cnv. 0.000%, 11/17/11	HKD	221,300,000	32,242,168
PB Issuer No. 2, Ltd., Cnv. 1.750%, 04/12/16		21,820,000	20,510,800
Total China/Hong Kong			228,585,683
INDIA: 5.3%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/14		48,600,000	52,852,500
Housing Development Finance Corp. 0.000%, 08/24/12	INR	1,800,000,000	45,404,172
Larsen & Toubro, Ltd., Cnv. 3.500%, 10/22/14		35,700,000	42,536,550
Sintex Industries, Ltd., Cnv. 0.000%, 03/13/13		26,900,000	31,338,500
Financial Technologies India, Ltd., Cnv. 0.000%, 12/21/11		20,114,000	28,763,020
Total India			200,894,742
	Face Amount		Value
SINGAPORE: 3.6%
CapitaLand, Ltd., Cnv. 3.125%, 03/05/18	SGD	67,000,000	$57,547,016
Wilmar International, Ltd., Cnv. 0.000%, 12/18/12		36,500,000	46,601,375
Olam International, Ltd., Cnv. 6.000%, 10/15/16		24,300,000	31,286,250
Total Singapore			135,434,641
SOUTH KOREA: 0.8%
LG Uplus Corp., Cnv. 5.000%, 09/29/12		30,400,000	31,692,000
Total South Korea			31,692,000
MALAYSIA: 0.6%
Paka Capital, Ltd., Cnv. 0.000%, 03/12/13		22,300,000	22,188,500
Total Malaysia			22,188,500
TOTAL INTERNATIONAL BONDS			618,795,566
(Cost $583,354,038)
TOTAL INVESTMENTS: 98.8%			3,751,895,984
(Cost $3,180,162,068c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.2%			46,989,678
NET ASSETS: 100.0%			$3,798,885,662

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $3,184,559,782 and net unrealized appreciation consists of:

Gross unrealized appreciation	$662,532,523
Gross unrealized depreciation	(95,196,321)
Net unrealized appreciation	$567,336,202

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

Cnv.  Convertible

HKD  Hong Kong Dollar

INR  Indian Rupee

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

Pfd.  Preferred

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

See accompanying notes to financial statements.

8 MATTHEWS ASIA FUNDS

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Yu Zhang, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$14.28	$14.27
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.14%	1.02%
After Fee Waiver, Reimbursement and Recoupment	1.15%	n.a.

Portfolio Statistics

Total # of Positions	75
Net Assets	$2.6 billion
Weighted Average Market Cap	$18.9 billion
Portfolio Turnover	10.48%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in the Asia region.

1  Gross expense ratio for Institutional Class is annualized. The Advisor has contractually agreed to waive certain fees and reimburse certain expenses for Matthews Asia Dividend Fund. Please see page 99 for additional information. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Dividend Fund

Portfolio Manager Commentary

For the first half of 2011, the Matthews Asia Dividend Fund gained 1.20% (Investor Class) and 1.21% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia Pacific Index, which declined –0.61%. For the quarter ended June 30, the Fund rose 1.60% (Investor Class) and 1.64% (Institutional Class), while its benchmark gained 0.03%. In June, the Fund distributed a quarterly dividend of 11.32 cents per share (Investor Class) and 11.85 cents per share (Institutional Class), bringing its total year-to-date income distribution to 21.63 cents per share for the Investor Class and 22.64 cents per share for the Institutional Class.

During the past few months, investors have once again been reminded that as minority shareholders, we have to take great care in evaluating not just the growth prospects of a company, but also the integrity of management as it relates to corporate governance and financial reporting. Several companies of Chinese origin were exposed as having issues related to lapses in corporate governance, resulting in a broader sell-off in some Chinese smaller-capitalization companies.

Equity investors supply capital to companies seeking an additional source of long-term funding to supplement bank loans or bonds. In return for putting capital at risk, shareholders become the owners of the company and, as owners, should participate in the growth of the business. While this may be true in theory, competing interests among majority and minority shareholders as well as management—mixed with the asymmetry in information between insiders and outsiders—may result in minority shareholders not fully participating in the growth of the business and, therefore, not being adequately compensated for the risk taken. In Asian companies there is often a dominant majority shareholder, and management teams are often hired by or related to the majority shareholder, increasing the risk of lapses in corporate governance.

Corporate governance is one of the most challenging aspects of company analysis due to its intangible nature, but the capital lost by investing in a fraudulent company is very real and tangible. As minority investors with less-than-perfect information, it is only sensible to invest in ways that may reduce this risk. Investing in companies with track records of paying dividends is one such way. A dividend payment aligns the interests of majority and minority shareholders, since the major shareholder acknowledges the need to compensate minority shareholders in accordance with their ownership. From a financial reporting perspective, a company is more likely to have generated its reported earnings if it pays out a large proportion as dividends, and in a world of imperfect information, dividends can act as a signal of corporate governance. Of about 20 U.S.-listed reverse merger companies of Chinese origin embroiled in recent corporate governance issues, none paid a dividend. This is not to say that dividend-paying companies have not been fraudulent in the past, but history seems to indicate that it is less prevalent. The dividend payment in itself, therefore, is an important tool when assessing the strength of a company's financial reporting and corporate governance.

The Fund's Taiwanese holdings were the main contributors to performance during the first half of 2011. This was mainly a result of strong performance by Taiwan Hon Chuan Enterprise, a packaging and bottling company servicing the beverage industry in China and the rest of Asia. The company has been leveraging its dominant market share in Taiwan to

(continued)

matthewsasia.com | 800.789.ASIA 9

PERFORMANCE AS OF JUNE 30, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 4.19%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

					Average Annual Total Returns
	Inception Date	3 Months	YTD	1 Year	3 Years	Since Inception
Investor Class (MAPIX)	10/31/06	1.60%	1.20%	18.60%	12.52%	12.48%
Institutional Class (MIPIX)	10/29/10	1.64%	1.21%	18.64%	12.54%	12.48%
MSCI AC Asia Pacific Index[3]		0.03%	-0.61%	22.89%	2.22%	2.94%
Lipper Pacific Region Funds Category Average[4]		0.76%	-0.47%	24.86%	1.13%	3.01%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2011					2010
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor Class (MAPIX)	$0.10	$0.11	n.a	n.a	n.a	$0.05	$0.08	$0.11	$0.17	$0.41
Institutional Class (MIPIX)	$0.11	$0.12	n.a	n.a	n.a	—	—	—	$0.17	$0.17

Note: This table does not include capital gains distributions. Institutional Class Shares were first offered on October 29, 2010. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

3.21% (Investor Class) 3.38% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/2011, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 4.31%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 63 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Country	% of Net Assets
Metcash, Ltd.	Australia	3.6%
HSBC Holdings PLC	United Kingdom	3.0%
China Mobile, Ltd.	China/Hong Kong	2.8%
SK Telecom Co., Ltd.	South Korea	2.7%
ITOCHU Corp.	Japan	2.7%
Japan Tobacco, Inc.	Japan	2.6%
Cheung Kong Infrastructure Holdings, Ltd.	China/Hong Kong	2.6%
KT&G Corp.	South Korea	2.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.5%
PT Perusahaan Gas Negara	Indonesia	2.5%
% OF ASSETS IN TOP TEN		27.6%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

10 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

Portfolio Manager Commentary (continued)

expand its beverage packaging business in mainland China. The firm's customer base spans the major international beverage companies as well as leading domestic brands. After investing in establishing its bottling/manufacturing infrastructure on the mainland, Taiwan Hon Chuan is at the stage where it can accelerate its China expansion and improve the profitability of its operations. We believe the company is well-positioned to capture the long-term growth of beverage consumption in China, which will enable the company in turn to grow its dividends over time.

Esprit Holdings, a Hong Kong-based mid-end fashion retailer, detracted most from performance year-to-date. The underperformance became particularly pronounced during the second quarter as worries over the future of the euro and financial health of Europe in general escalated. While the company's focus has been on building out its Chinese retail footprint, it still relies on Europe for about 80% of sales. This dependency on European sales, alongside an ongoing restructuring of the business, has resulted in investors taking a dim view of the stock. As a result the share price is at levels last seen in early 2004, even though the company generated twice the earnings in 2010 compared to 2004. We continue to be invested with Esprit under the premise it will achieve further traction in China, while reinvigorating its brand and restructuring its European business.

The first half of 2011 has been a tumultuous one, ranging from natural disasters, political uprisings, concerns over debt in the U.S. and Europe and ongoing concerns of both inflationary pressures and the possibility of a severe slowdown in China's economic growth. In such a world, it seems prudent as long-term investors to decrease the risk to long-term total returns by receiving a portion of returns via dividends.

There is no guarantee that a company will pay or continue to increase dividends.

COUNTRY ALLOCATION (%)6

China/Hong Kong	26.3
Japan	21.1
Australia	10.2
Taiwan	9.9
South Korea	8.8
Thailand	6.6
Singapore	5.3
Indonesia	4.1
United Kingdom	3.0
Philippines	1.4
Malaysia	0.3
Cash and Other Assets, Less Liabilities	3.0

SECTOR ALLOCATION (%)

Consumer Discretionary	18.9
Consumer Staples	18.3
Financials	16.9
Telecommunication Services	10.7
Information Technology	7.5
Utilities	7.1
Health Care	6.2
Industrials	6.1
Energy	3.3
Materials	2.0
Cash and Other Assets, Less Liabilities	3.0

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	41.6
Mid Cap ($1B–$5B)	32.4
Small Cap (under $1B)	23.0
Cash and Other Assets, Less Liabilities	3.0

6  The United Kingdom is not included in the MSCI All Country Asia Pacific Index.

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 11

Matthews Asia Dividend Fund  June 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.8%

	Shares	Value
CHINA/HONG KONG: 26.3%
China Mobile, Ltd. ADR	1,563,300	$73,131,174
Cheung Kong Infrastructure Holdings, Ltd.	12,768,000	66,427,549
Shenzhou International Group Holdings, Ltd.	38,832,000	52,960,367
Television Broadcasts, Ltd.	7,454,000	49,407,329
Esprit Holdings, Ltd.	14,106,700	44,076,437
China Fishery Group, Ltd.	30,643,000	42,991,882
Li Ning Co., Ltd.	23,710,500	41,141,205
Cafe' de Coral Holdings, Ltd.	16,350,000	39,895,357
Guangdong Investment, Ltd.	73,798,000	39,508,432
Kingboard Laminates Holdings, Ltd.	45,763,000	36,019,545
The Link REIT	10,420,000	35,594,589
Yuexiu Transport Infrastructure, Ltd.	59,564,000	30,325,261
Minth Group, Ltd.	18,187,000	29,490,336
Sichuan Expressway Co., Ltd. H Shares†	56,404,000	29,184,926
Jiangsu Expressway Co., Ltd. H Shares	31,444,000	29,108,872
Yip's Chemical Holdings, Ltd.	14,912,000	17,279,226
China Communications Services Corp., Ltd. H Shares	28,242,000	16,722,732
VTech Holdings, Ltd.	557,000	6,603,281
Total China/Hong Kong		679,868,500
JAPAN: 20.9%
ITOCHU Corp.	6,663,000	69,300,892
Japan Tobacco, Inc.	17,300	66,779,250
ORIX Corp.	643,140	62,559,392
Point, Inc.	1,048,080	45,642,351
Pigeon Corp.†	1,319,300	43,364,000
Hisamitsu Pharmaceutical Co., Inc.	1,014,200	43,205,461
Lawson, Inc.	728,100	38,196,849
EPS Co., Ltd.†	14,556	34,384,017
Shinko Plantech Co., Ltd.†	2,555,600	27,623,376
Monex Group, Inc.	134,059	26,745,764
Miraca Holdings, Inc.	618,200	25,047,385
Ship Healthcare Holdings, Inc.	1,285,300	23,742,039
Hokuto Corp.	972,500	21,342,684
Nintendo Co., Ltd.	60,400	11,342,411
Total Japan		539,275,871
AUSTRALIA: 10.2%
Metcash, Ltd.	20,663,162	92,215,525
QBE Insurance Group, Ltd.	3,385,000	62,825,520
Billabong International, Ltd.	6,027,540	39,055,981
David Jones, Ltd.	8,840,000	38,601,536
Coca-Cola Amatil, Ltd.	2,404,730	29,505,712
Total Australia		262,204,274
	Shares	Value
TAIWAN: 9.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,005,040	$50,503,554
Chunghwa Telecom Co., Ltd. ADR	1,285,701	44,420,970
TXC Corp.†	21,127,000	37,038,106
Taiwan Hon Chuan Enterprise Co., Ltd.	11,392,000	34,347,114
HTC Corp.	764,400	25,845,305
St. Shine Optical Co., Ltd.	1,611,000	24,476,028
Taiwan Semiconductor Manufacturing Co., Ltd.	5,346,469	13,474,493
CyberLink Corp.	4,313,513	13,027,566
Johnson Health Tech Co., Ltd.	3,345,000	7,939,953
Chunghwa Telecom Co., Ltd.	1,122,964	3,864,254
Total Taiwan		254,937,343
SOUTH KOREA: 8.8%
KT&G Corp.	1,067,000	66,359,575
SK Telecom Co., Ltd.	274,414	41,447,422
Woongjin Thinkbig Co., Ltd.†	2,079,870	31,905,839
MegaStudy Co., Ltd.	232,984	31,341,517
Grand Korea Leisure Co., Ltd.	1,533,580	29,164,775
SK Telecom Co., Ltd. ADR	1,513,250	28,297,775
Total South Korea		228,516,903
THAILAND: 6.6%
PTT Exploration & Production Public Co., Ltd.	10,385,000	57,999,291
Thai Beverage Public Co., Ltd.	210,795,000	47,193,161
Tisco Financial Group Public Co., Ltd.	26,675,782	32,700,470
Glow Energy Public Co., Ltd.	7,783,800	12,697,363
LPN Development Public Co., Ltd.	33,126,300	10,325,283
Land & Houses Public Co., Ltd. NVDR	38,358,200	7,199,580
Land & Houses Public Co., Ltd.	10,267,400	1,927,123
Tisco Financial Group Public Co., Ltd. NVDR	1,424,218	1,745,876
Total Thailand		171,788,147
SINGAPORE: 5.3%
CapitaRetail China Trust, REIT†	38,971,000	38,760,138
Ascendas India Trust†	46,280,000	35,816,342
ARA Asset Management, Ltd.	25,405,600	31,486,894
Super Group, Ltd.	19,951,000	23,280,038
Parkway Life REIT	4,695,868	7,041,042
Total Singapore		136,384,454
INDONESIA: 4.1%
PT Perusahaan Gas Negara	134,802,000	63,401,791
PT Telekomunikasi Indonesia ADR	717,634	24,758,373
PT Telekomunikasi Indonesia	11,036,500	9,503,616
PT Ramayana Lestari Sentosa	87,700,000	7,988,338
Total Indonesia		105,652,118

12 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund  June 30, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
UNITED KINGDOM: 3.0%
HSBC Holdings PLC ADR	1,503,791	$74,618,110
HSBC Holdings PLC	256,133	2,547,215
Total United Kingdom		77,165,325
PHILIPPINES: 1.4%
Globe Telecom, Inc.	1,703,820	35,197,822
Total Philippines		35,197,822
MALAYSIA: 0.3%
Top Glove Corp. BHD	4,891,400	8,512,753
Total Malaysia		8,512,753
TOTAL COMMON EQUITIES		2,499,503,510
(Cost $2,332,527,227)

INTERNATIONAL BONDS: 0.2%

	Face Amount
JAPAN: 0.2%
ORIX Corp., Cnv. 1.000%, 03/31/14	JPY	310,000,000	4,794,112
Total Japan			4,794,112
TOTAL INTERNATIONAL BONDS			4,794,112
(Cost $3,378,882)
TOTAL INVESTMENTS: 97.0%			2,504,297,622
(Cost $2,335,906,109b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.0%			77,800,546
NET ASSETS: 100.0%			$2,582,098,168

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Cost for federal income tax purposes is $2,337,113,197 and net unrealized appreciation consists of:

Gross unrealized appreciation	$289,125,587
Gross unrealized depreciation	(121,941,162)
Net unrealized appreciation	$167,184,425

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

Cnv.  Convertible

JPY  Japanese Yen

NVDR  Non-voting Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 13

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Richard H. Gao

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$12.22	$12.21
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.95%	1.24%
After Fee Waiver, Reimbursement and Recoupment	1.50%	n.a.

Portfolio Statistics

Total # of Positions	40
Net Assets	$43.8 million
Weighted Average Market Cap	$27.4 billion
Portfolio Turnover	6.84%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  Gross expense ratio for Institutional Class is annualized. The Advisor has contractually agreed to waive certain fees and reimburse certain expenses for Matthews China Dividend Fund. Please see page 99 for additional information. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Dividend Fund

Portfolio Manager Commentary

For the first half of 2011, the Matthews China Dividend Fund gained 1.68% (Investor Class) and 1.74% (Institutional Class), while its benchmark, the MSCI China Index, rose 1.09%. For the quarter ended June 30, the Fund gained 2.77% (Investor Class) and 2.76% (Institutional Class), and the benchmark declined –1.75%. In June, the Fund distributed a semi-annual dividend of 14.94 cents per share for the Investor Class and 16.71 cents per share for the Institutional Class.

Investors have over the years been attracted to Chinese companies because of their potential for faster earnings growth. While many Chinese companies are led by capable management teams that have delivered impressive rates of growth, there have been some that are but "stories," with little real substance. During the first half of 2011, issues related to corporate governance of certain companies were added to existing worries over the country's inflation and tightening measures implemented by the central government.

Corporate governance is one of the most challenging aspects of company analysis due to its intangible nature. However, the capital-destroying outcome of investing in companies with corporate governance issues is very tangible. Over the past few months, there were about 20 Chinese companies listed in the U.S. via reverse mergers that became embroiled in corporate governance-related issues connected to the quality of financial reporting—often ending with their delisting. In a reverse merger, a privately held firm acquires and merges with a company that is already listed. By doing so, the private company can forego the time consuming and expensive listing process. Unfortunately, they will also not be put under the scrutiny required by an initial public offering. From 2005 to 2007, many small Chinese companies underwent reverse mergers as investors clamored for exposure to China, with little regard for the quality of the underlying business. The Fund did not own any of the companies implicated in the recent issues.

Minority investors will always have less-than-perfect information. However, bottom-up analysis and investing with dividend-paying companies can improve the overall level of corporate governance of portfolio holdings. The dividend payment aligns majority shareholders with minority shareholders, since the major shareholder acknowledges the need to compensate minorities in accordance with their ownership. From a financial reporting perspective, a company is more likely to have generated the reported earnings if it pays out a significant proportion as dividends. Of the about 20 U.S.-listed reverse merger companies of Chinese origin mentioned above, none paid a dividend. While dividend-paying companies can also be fraudulent, history indicates that it is less prevalent. The dividend payment in itself, therefore, is an important tool when assessing the strength of a company's financial reporting and corporate governance.

Taiwanese companies were the main contributors to performance during the first half of 2011, mainly due to Taiwan Hon Chuan Enterprise, a packaging and bottling company servicing the beverage industry in China and the rest of Asia, and Johnson Health Tech, a manufacturer of gym equipment. Another contributor was Shenzhou International, China's largest vertically integrated knitwear manufacturer. Like other export-oriented companies in China, Shenzhou is facing headwinds from increasing labor costs, an appreciating currency and rising raw material costs. To combat those issues and

(continued)

14 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 5.72%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

					Average Annual Total Returns
	Inception Date	3 Months	YTD	1 Year	Since Inception
Investor Class (MCDFX)	11/30/09	2.77%	1.68%	22.67%	16.23%
Institutional Class (MICDX)	10/29/10	2.76%	1.74%	22.79%	16.30%
MSCI China Index[3]		-1.75%	1.09%	12.72%	4.04%
Lipper China Region Funds Category Average[4]		-2.23%	-2.84%	20.57%	7.92%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2011			2010
	June	December	Total	June	December	Total
Investor Class (MCDFX)	$0.15	n.a	n.a	$0.12	$0.12	$0.24
Institutional Class (MICDX)	$0.17	n.a	n.a	—	$0.13	$0.13

Note: This table does not include capital gains distributions. Institutional Class Shares were first offered on October 29, 2010. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.62% (Investor Class) 2.39% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/11, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 4.56%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 63 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
China Mobile, Ltd.	Telecommunication Services	4.7%
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	4.5%
Chunghwa Telecom Co., Ltd.	Telecommunication Services	4.4%
The Link REIT	Financials	4.3%
Guangdong Investment, Ltd.	Utilities	3.8%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	3.8%
HSBC Holdings PLC	Financials	3.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	3.6%
Taiwan Hon Chuan Enterprise Co., Ltd.	Materials	3.4%
Television Broadcasts, Ltd.	Consumer Discretionary	3.4%
% OF ASSETS IN TOP TEN		39.6%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 15

SECTOR ALLOCATION (%)

Consumer Discretionary	21.7
Financials	18.3
Information Technology	12.4
Utilities	10.8
Telecommunication Services	9.1
Industrials	8.1
Materials	6.0
Energy	5.2
Consumer Staples	4.1
Health Care	2.9
Cash and Other Assets, Less Liabilities	1.4

MARKET CAP EXPOSURE (%)6

Large Cap (over $5B)	41.9
Mid Cap ($1B–$5B)	34.5
Small Cap (under $1B)	22.2
Cash and Other Assets, Less Liabilities	1.4

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Dividend Fund

Portfolio Manager Commentary (continued)

maintain its growth, the company has pursued a diversification strategy, emphasizing higher-margin products and, importantly, is expanding its relationship with Chinese apparel brand owners. Additionally, increased automation and a relocation of its production base have helped the company mitigate labor cost pressure. However, the long-term rational for our investment is the firm's goal of increasing its sales in China, both by making products for Chinese brand owners, and eventually under its own brand.

The Fund's expressway businesses all faced challenges during the second quarter and, as a group, were the main detractors to performance year-to-date as investors feared the central government would implement universal tariff reductions. We continue to be invested in expressways on the premise that the owners of expressway assets will stand to benefit from increased car ownership and improved affordability as wages grow over time. Furthermore, these assets can be bought at a significantly higher dividend yield than other consumer-related equities. The Fund is invested in three expressways in various parts of China in an effort to diversify any specific risk facing each individual expressway.

Investing by definition entails taking risk. Due to the relative stability of dividend payments, a dividend-focused strategy may be a sensible way for long-term investors to obtain a substantial component of their long-term total return, which is comprised of income and capital appreciation, with relatively lower risk. Furthermore, being invested with dividend-paying companies may help navigate around some corporate governance pitfalls.

There is no guarantee that a company will pay or continue to increase dividends.

16 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund  June 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.8%

	Shares	Value
CONSUMER DISCRETIONARY: 21.7%
Textiles, Apparel & Luxury Goods: 7.2%
Shenzhou International Group Holdings, Ltd.	1,205,000	$1,643,419
Li Ning Co., Ltd.	454,000	787,757
Ports Design, Ltd.	298,500	708,683
		3,139,859
Auto Components: 4.1%
Xinyi Glass Holdings, Ltd.	1,012,000	1,007,466
Minth Group, Ltd.	492,000	797,781
		1,805,247
Media: 3.4%
Television Broadcasts, Ltd.	224,000	1,484,739
Hotels, Restaurants & Leisure: 3.2%
Cafe' de Coral Holdings, Ltd.	568,000	1,385,967
Leisure Equipment & Products: 2.2%
Johnson Health Tech Co., Ltd.	415,000	985,076
Specialty Retail: 1.6%
Esprit Holdings, Ltd.	230,000	718,636
Total Consumer Discretionary		9,519,524
FINANCIALS: 18.3%
Real Estate Investment Trusts: 7.6%
The Link REIT	547,500	1,870,253
CapitaRetail China Trust, REIT	1,480,000	1,471,992
		3,342,245
Commercial Banks: 6.6%
HSBC Holdings PLC ADR	32,500	1,612,650
Hang Seng Bank, Ltd.	78,600	1,257,315
		2,869,965
Real Estate Management & Development: 2.2%
Swire Pacific, Ltd. A Shares	43,000	633,086
Hang Lung Properties, Ltd.	86,000	353,602
		986,688
Capital Markets: 1.9%
Yuanta Financial Holding Co., Ltd.	1,198,000	832,321
Total Financials		8,031,219
INFORMATION TECHNOLOGY: 12.4%
Electronic Equipment, Instruments & Components: 6.8%
TXC Corp.	760,000	1,332,369
Kingboard Laminates Holdings, Ltd.	1,654,500	1,302,238
Digital China Holdings, Ltd.	222,000	360,479
		2,995,086
Semiconductors & Semiconductor Equipment: 3.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	503,000	1,267,691
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	22,800	287,508
		1,555,199
	Shares	Value
Software: 2.0%
CyberLink Corp.	283,608	$856,546
Total Information Technology		5,406,831
UTILITIES: 10.8%
Electric Utilities: 5.5%
Cheung Kong Infrastructure Holdings, Ltd.	378,000	1,966,605
CLP Holdings, Ltd.	51,500	456,861
		2,423,466
Water Utilities: 3.8%
Guangdong Investment, Ltd.	3,126,000	1,673,533
Gas Utilities: 1.5%
Hong Kong & China Gas Co., Ltd.	277,420	631,104
Total Utilities		4,728,103
TELECOMMUNICATION SERVICES: 9.1%
Wireless Telecommunication Services: 4.7%
China Mobile, Ltd. ADR	44,230	2,069,079
Diversified Telecommunication Services: 4.4%
Chunghwa Telecom Co., Ltd. ADR	56,004	1,934,938
Total Telecommunication Services		4,004,017
INDUSTRIALS: 8.1%
Transportation Infrastructure: 8.1%
Jiangsu Expressway Co., Ltd. H Shares	1,316,000	1,218,270
Sichuan Expressway Co., Ltd. H Shares	1,756,000	908,601
China Merchants Holdings International Co., Ltd.	232,000	900,238
Yuexiu Transport Infrastructure, Ltd.	982,000	499,956
Total Industrials		3,527,065
MATERIALS: 6.0%
Containers & Packaging: 3.5%
Taiwan Hon Chuan Enterprise Co., Ltd.	500,000	1,507,510
Chemicals: 2.5%
Yip's Chemical Holdings, Ltd.	950,000	1,100,809
Total Materials		2,608,319
ENERGY: 5.2%
Oil, Gas & Consumable Fuels: 5.2%
CNOOC, Ltd. ADR	4,550	1,073,482
China Shenhua Energy Co., Ltd. H Shares	133,000	637,326
China Petroleum & Chemical Corp. ADR	5,440	551,834
Total Energy		2,262,642
CONSUMER STAPLES: 4.1%
Food Products: 4.1%
China Fishery Group, Ltd.	782,000	1,097,140
Vitasoy International Holdings, Ltd.	862,000	693,983
Total Consumer Staples		1,791,123

matthewsasia.com | 800.789.ASIA 17

Matthews China Dividend Fund  June 30, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
HEALTH CARE: 2.9%
Health Care Equipment & Supplies: 2.9%
St. Shine Optical Co., Ltd.	84,000	$1,276,217
Total Health Care		1,276,217
TOTAL INVESTMENTS: 98.6%		43,155,060
(Cost $39,296,330b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.4%		597,513
NET ASSETS: 100.0%		$43,752,573

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Cost for federal income tax purposes is $39,296,330 and net unrealized appreciation consists of:

Gross unrealized appreciation	$5,637,762
Gross unrealized depreciation	(1,779,032)
Net unrealized appreciation	$3,858,730

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

18 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Sharat Shroff, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$18.11	$18.13
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.19%	0.99%

Portfolio Statistics

Total # of Positions	73
Net Assets	$352.7 million
Weighted Average Market Cap	$13.5 billion
Portfolio Turnover	26.33%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. The Fund may also invest in the convertible securities, of any duration or quality, of Asian companies.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Growth Fund*

Portfolio Manager Commentary

For the first half of 2011, the Matthews Asia Growth Fund returned 0.78% (Investor Class) and 0.83% (Institutional Class) while its benchmark, the MSCI All Country Asia Pacific Index, declined –0.61%. For the quarter ended June 30, the Fund gained 2.84% (Investor Class) and 2.90% (Institutional Class) while the benchmark remained nearly flat at 0.03%.

For the first six months of 2011, market performance across countries in the region remained largely flat. Surprisingly, inflationary pressures seemed to neither help commodity-related industries, as expected, nor significantly hamper consumer sectors. During the second quarter, markets around the globe were volatile and Asia faced challenges, including supply chain disruptions caused by the earthquake in Japan and corporate governance issues that arose among some U.S.-listed Chinese companies. While no firm can truly be immune to cases of accounting fraud, we believe we have a strong due diligence process in place to vet management and screen companies for the integrity of their corporate governance. A key criterion is the alignment of a management team's interests with those of its minority shareholders, and we assess this by evaluating a firm's various stakeholders.

The consumer discretionary and health care sectors were the top contributors to Fund performance during the second quarter, while telecommunication services was the worst-performing sector. On a country basis, China and Japan were the Fund's best performers. Meanwhile, Vietnam was the worst-performing market in Asia, and this negatively impacted the portfolio. However, the Fund's bottom-up stock selection helped offset the impact.

On a company basis, top contributors to Fund performance during the second quarter were diverse in terms of both country and sector. These holdings included Gree, a Japanese mobile social networking services operator; Korean automaker Hyundai Motor; and Bank Rakyat Indonesia Persero, one of Indonesia's largest banks. Notably, we saw strong performance in both the consumer staples and consumer discretionary sectors. Despite concerns over slowing growth and pricing pressures, the region's consumer spending appetite remained healthy in such areas as travel and leisure in Macau, Thailand and China, as well as in auto sales.

Consumer staples firms Tingyi, Asahi Breweries and Indofood CBP Sukses Makmur all performed well during the second quarter, despite high input costs. These companies are dominant players in their respective markets, affording them stronger pricing power compared to their peers. It is this characteristic of strong pricing power that we seek, and which has proven beneficial in such a challenging operating environment.

Taking a look at detractors to Fund performance, holdings in the financials and industrials sectors were among the worst performers. Japanese real estate firm Kenedix and Vietnamese brokerage Saigon Securities detracted from performance. Among the portfolio's industrials holdings that did not perform well were The Japan Steel Works and India's Jain Irrigation Systems. Kenedix and Japan Steel were negatively impacted by the earthquake. Meanwhile, Saigon Securities suffered from a general decline in Vietnam's stock market. Jain Irrigation performed poorly in light of the market's concerns over a new scheme to help finance irrigation systems for small farmers.

*  Formerly known as Matthews Asia Pacific Fund.  (continued)

matthewsasia.com | 800.789.ASIA 19

PERFORMANCE AS OF JUNE 30, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 3.61%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

					Average Annual Total Returns
	Inception Date	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception
Investor Class (MPACX)	10/31/03	2.84%	0.78%	25.21%	11.03%	8.14%	11.37%
Institutional Class (MIAPX)	10/29/10	2.90%	0.83%	25.35%	11.07%	8.16%	11.39%
MSCI AC Asia Pacific Index[3]		0.03%	-0.61%	22.89%	2.22%	3.76%	8.95%
Lipper Pacific Region Funds Category Average[4]		0.76%	-0.47%	24.86%	1.13%	3.63%	9.03%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 63 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Country	% of Net Assets
ORIX Corp.	Japan	3.5%
Softbank Corp.	Japan	3.5%
St. Shine Optical Co., Ltd.	Taiwan	2.3%
Nidec Corp.	Japan	2.3%
Hyundai Motor Co., Ltd., Pfd.	South Korea	2.3%
PT Bank Rakyat Indonesia Persero	Indonesia	2.2%
PT Indofood CBP Sukses Makmur	Indonesia	2.2%
Fast Retailing Co., Ltd.	Japan	2.1%
Asahi Breweries, Ltd.	Japan	2.1%
Ctrip.com International, Ltd.	China/Hong Kong	1.9%
% OF ASSETS IN TOP TEN		24.4%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

20 MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

Portfolio Manager Commentary (continued)

As always, we aim to diversify our holdings through a broad geographical search for the most compelling companies in Asia, and we have a large and fast-evolving region in which to explore. For example, the portfolio maintains a small exposure to Vietnam, which we initiated about one year ago. While some Vietnamese holdings have recently detracted from Fund performance, we continue to hold these stocks due to their attractive fundamentals and historically low correlation with other Asian markets. We have been researching other "frontier markets" such as Sri Lanka, Bangladesh and Laos for some time and will continue to scour these areas for opportunities. Going forward, the ongoing recovery of the U.S. economy is still critical to an improved economic climate for Asia, however, increasing intraregional trade in Asia has somewhat offset the impact of slowing growth in the West.

COUNTRY ALLOCATION (%)

Japan	35.6
China/Hong Kong	27.6
Indonesia	6.1
Taiwan	5.8
Australia	4.2
South Korea	4.2
India	3.8
Singapore	3.7
Thailand	3.3
Malaysia	2.0
Vietnam	1.5
Cash And Other Assets, Less Liabilities	2.2

SECTOR ALLOCATION (%)

Consumer Discretionary	23.0
Financials	20.8
Industrials	12.8
Health Care	11.5
Consumer Staples	11.5
Information Technology	9.9
Telecommunication Services	4.5
Energy	2.8
Materials	1.0
Cash And Other Assets, Less Liabilities	2.2

MARKET CAP EXPOSURE (%)6

Large Cap (over $5B)	57.9
Mid Cap ($1B–$5B)	25.2
Small Cap (under $1B)	14.7
Cash and Other Assets, Less Liabilities	2.2

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 21

Matthews Asia Growth Fund  June 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.5%

	Shares	Value
JAPAN: 35.6%
ORIX Corp.	128,390	$12,488,728
Softbank Corp.	326,400	12,361,518
Nidec Corp.	85,800	8,010,313
Fast Retailing Co., Ltd.	46,800	7,568,890
Asahi Breweries, Ltd.	362,500	7,302,028
Pigeon Corp.	199,700	6,563,929
Komatsu, Ltd.	188,900	5,898,051
FANUC Corp.	33,800	5,652,139
Gree, Inc.	242,800	5,307,787
FamilyMart Co., Ltd.	133,300	4,894,400
Sysmex Corp.	124,600	4,686,437
Mitsui & Co., Ltd.	265,300	4,587,070
Rinnai Corp.	63,000	4,549,520
Benesse Holdings, Inc.	100,900	4,334,848
Keyence Corp.	14,930	4,239,086
Nintendo Co., Ltd.	19,100	3,586,756
Kenedix, Inc.[b]	20,444	3,583,436
Otsuka Holdings Co., Ltd.	134,300	3,553,664
Rakuten, Inc.	3,416	3,535,644
NTT DoCoMo, Inc.	1,931	3,448,653
Mori Trust Sogo REIT, Inc.	347	3,400,133
Elpida Memory, Inc.[b]	279,000	3,286,266
The Japan Steel Works, Ltd.	391,000	2,680,247
Total Japan		125,519,543
CHINA/HONG KONG: 27.6%
Ctrip.com International, Ltd. ADR[b]	156,900	6,759,252
China Kanghui Holdings, Inc. ADR[b]	260,700	6,113,415
China Lodging Group, Ltd. ADR[b]	335,500	5,971,900
Tingyi (Cayman Islands) Holding Corp.	1,888,000	5,845,091
Kingdee International Software Group Co., Ltd.	10,725,600	5,780,210
Shangri-La Asia, Ltd.	2,270,666	5,574,519
China Vanke Co., Ltd. B Shares	3,789,587	5,103,624
Hang Lung Group, Ltd.	782,000	4,965,456
Dairy Farm International Holdings, Ltd.	602,454	4,940,123
Baoye Group Co., Ltd. H Shares	7,480,000	4,905,546
Sinopharm Group Co., Ltd. H Shares	1,450,400	4,888,416
Sands China, Ltd.[b]	1,532,400	4,153,644
PCD Stores Group, Ltd.	17,794,000	4,151,622
Hong Kong Exchanges and Clearing, Ltd.	189,000	3,979,748
Sany Heavy Equipment International Holdings Co., Ltd.	3,450,000	3,944,707
Dongfeng Motor Group Co., Ltd. H Shares	1,970,000	3,739,890
Shenzhou International Group Holdings, Ltd.	2,339,000	3,190,006
Spreadtrum Communications, Inc. ADR[b]	194,100	3,059,016
EVA Precision Industrial Holdings, Ltd.	9,920,000	3,047,406
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	2,016,000	2,911,251
China Merchants Bank Co., Ltd. H Shares	1,160,950	2,818,177
China Life Insurance Co., Ltd. H Shares	411,000	1,419,072
Total China/Hong Kong		97,262,091
	Shares	Value
INDONESIA: 6.1%
PT Bank Rakyat Indonesia Persero	10,420,500	$7,926,308
PT Indofood CBP Sukses Makmur	12,429,000	7,840,508
PT Astra International	782,500	5,816,688
Total Indonesia		21,583,504
TAIWAN: 5.8%
St. Shine Optical Co., Ltd.	533,000	8,097,904
HTC Corp.	191,400	6,471,470
Polaris Securities Co., Ltd.	4,888,000	3,589,040
Richtek Technology Corp.	360,517	2,481,653
Total Taiwan		20,640,067
AUSTRALIA: 4.2%
Oil Search, Ltd.	899,999	6,442,734
CSL, Ltd.	137,045	4,871,390
BHP Billiton, Ltd.	74,123	3,503,111
Total Australia		14,817,235
INDIA: 3.8%
HDFC Bank, Ltd.	91,332	5,158,777
Sun Pharmaceutical Industries, Ltd.	313,520	3,499,721
Jain Irrigation Systems, Ltd.	699,751	2,674,729
Sun TV Network, Ltd.	257,633	2,004,887
Total India		13,338,114
SINGAPORE: 3.7%
CapitaCommercial Trust, REIT	5,038,000	5,959,610
Goodpack, Ltd.	2,564,000	3,824,591
Keppel Land, Ltd.	1,074,000	3,173,536
Total Singapore		12,957,737
THAILAND: 3.3%
Siam Commercial Bank Public Co., Ltd.	1,264,400	4,585,170
Major Cineplex Group Public Co., Ltd.	7,670,800	3,853,573
Banpu Public Co., Ltd.	142,750	3,335,498
Total Thailand		11,774,241
MALAYSIA: 2.0%
Parkson Holdings BHD	2,515,469	5,021,548
Supermax Corp. BHD	1,716,300	2,112,505
Total Malaysia		7,134,053
SOUTH KOREA: 1.9%
Kiwoom Securities Co., Ltd.	67,641	3,571,792
LG Electronics, Inc.	38,100	2,970,695
Total South Korea		6,542,487
VIETNAM: 1.5%
Vietnam Dairy Products JSC	591,660	3,129,725
Saigon Securities, Inc.	1,718,300	1,475,978
FPT Corp.	326,370	760,254
Total Vietnam		5,365,957
TOTAL COMMON EQUITIES		336,935,029
(Cost $242,336,469)

22 MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund  June 30, 2011

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: 2.3%

	Shares	Value
SOUTH KOREA: 2.3%
Hyundai Motor Co., Ltd., Pfd.	111,193	$7,988,636
Total South Korea		7,988,636
TOTAL PREFERRED EQUITIES		7,988,636
(Cost $1,713,094)
TOTAL INVESTMENTS: 97.8%		344,923,665
(Cost $244,049,563c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.2%		7,747,980
NET ASSETS: 100.0%		$352,671,645

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $244,050,388 and net unrealized appreciation consists of:

Gross unrealized appreciation	$112,128,084
Gross unrealized depreciation	(11,254,807)
Net unrealized appreciation	$100,873,277

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

Pfd.  Preferred

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 23

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Sharat Shroff, CFA

Lead Manager

Mark W. Headley

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$24.17	$24.19
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.09%	0.95%

Portfolio Statistics

Total # of Positions	73
Net Assets	$5.4 billion
Weighted Average Market Cap	$19.8 billion
Portfolio Turnover	11.43%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia, excluding Japan.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary

For the first half of 2011, the Matthews Pacific Tiger Fund gained 3.11% (Investor Class) and 3.20% (Institutional Class) outperforming its benchmark, the MSCI All Country Asia ex Japan Index, which rose 1.30%. For the quarter ended June 30, the Fund gained 4.05% (Investor Class) and 4.09% (Institutional Class), while the benchmark stayed nearly flat at 0.09%. In the past, increased global macroeconomic worries invariably led to some weakness in Asian currencies, but their continued resilience during the period suggests that some currencies may be anchoring around the Chinese renminbi rather than the U.S. dollar. Since 2009, central banks in Asia seem to have reconciled to running slightly stronger currencies to alleviate inflation in their respective economies. While the portfolio does not actively manage currencies, it is worth acknowledging that the impact from foreign exchange-related movements has been somewhat more exaggerated since late last year.

After two successive quarters of underperformance against the benchmark, the portfolio's outperformance in the second quarter was helped by a recovery in many of its consumer and financial sector holdings. These holdings were spread across the region suggesting a lack of country effect in their returns during the quarter. More noticeably, most of these companies were focused on their respective domestic markets—a long-standing focus of the Fund.

By contrast, cyclical sectors, such as energy and materials, gave up some gains from prior months as expectations of a sustainable global recovery began to waver. Asian economies were not completely immune, and experienced a slowdown in the second quarter with exports and industrials bearing the brunt of the moderation. Beyond the tighter monetary environment, other factors contributing to the industrial slowdown were internal to the region as well as country-specific. India, for example, has endured policy paralysis that has delayed infrastructure investments. The paralysis was induced by a wave of governance scandals. However, there are several important distinctions as to why growth in Asia is slowing compared to why growth in the rest of the world is slowing. Most notably, policymakers in Asia have been actively seeking a moderation in growth to combat inflation.

In our conversations with management teams, it is quite apparent that smaller and mid-sized companies are finding it difficult to obtain funding. The impact may be seen, particularly in China, where the availability of capital is constrained not just by cost, but also other administrative measures. With the rising tide of capital and labor costs, and the gradual ebb in capital markets activity, it would not be surprising if parts of the economy were to witness some consolidation in market share. In our view, these risks are still easier to assess than those related to the events unfolding in the Euro zone. We continue to let company-specific risk factors shape our opinion about the industry and macro environment and aspects of portfolio construction.

In speaking with bank executives in China, we do see a dichotomy between reported balance sheets that seem reasonably strong and companies that seem to be raising capital at a hectic clip. From a top-down view, Chinese banks are trading at one of the lowest valuation levels since going public. However, the portfolio's direct exposure to the banking system

(continued)

24 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 3.89%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

					Average Annual Total Returns
	Inception Date	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception
Investor Class (MAPTX)	9/12/94	4.05%	3.11%	26.44%	13.83%	14.26%	16.60%	9.79%
Institutional Class (MIPTX)	10/29/10	4.09%	3.20%	26.59%	13.88%	14.29%	16.61%	9.80%
MSCI AC Asia ex Japan Index[3]		0.09%	1.30%	26.03%	8.27%	11.81%	14.28%	4.50%[4]
Lipper Pacific ex Japan Funds Category Average[5]		0.83%	1.66%	28.19%	8.61%	11.52%	14.05%	5.65%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 63 for index definition.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Hyundai Mobis	South Korea	3.6%
Dongbu Insurance Co., Ltd.	South Korea	2.8%
Bank of Ayudhya Public Co., Ltd.	Thailand	2.8%
Genting BHD	Malaysia	2.5%
Ping An Insurance Group Co. of China, Ltd.	China/Hong Kong	2.4%
PT Perusahaan Gas Negara	Indonesia	2.2%
Hang Lung Group, Ltd.	China/Hong Kong	2.1%
President Chain Store Corp.	Taiwan	2.1%
PT Astra International	Indonesia	2.0%
HDFC Bank, Ltd.	India	2.0%
% OF ASSETS IN TOP TEN		24.5%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 25

COUNTRY ALLOCATION (%)

China/Hong Kong	30.3
South Korea	19.0
India	15.2
Taiwan	9.2
Indonesia	9.0
Thailand	7.0
Malaysia	5.1
Philippines	1.8
Singapore	1.8
Vietnam	0.7
Cash and Other Assets, Less Liabilities	0.9

SECTOR ALLOCATION (%)

Financials	32.1
Consumer Discretionary	18.5
Consumer Staples	14.3
Information Technology	13.7
Health Care	7.0
Utilities	4.3
Industrials	3.0
Telecommunication Services	2.9
Energy	1.7
Materials	1.6
Cash and Other Assets, Less Liabilities	0.9

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	72.5
Mid Cap ($1B–$5B)	25.6
Small Cap (under $1B)	1.0
Cash and Other Assets, Less Liabilities	0.9

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary (continued)

in China is restricted to only one bank as we await greater clarity on their exposure to nonperforming loans.

During the quarter, there was some disappointment within the industrials sector. However, consumption-related activity fared surprisingly well. In some instances, this has been due to the formation of newer markets of the sort that is being witnessed in Indonesia, or related to China's rising Internet usage. In other cases, it is the continued growth in household income that is driving domestic demand, including in the health care sector. One portfolio holding, Green Cross, remains a beneficiary of this trend. Within Korea, the use of vaccines has been aided by a pickup in infant vaccinations, and Green Cross' efforts to provide vaccines at more affordable prices. A recent addition to the portfolio, the firm has become a leading vaccine manufacturer after obtaining an important World Bank qualification earlier this year. In many ways, Green Cross represents the portfolio's search for solid companies, and able management teams without fixating on country of origin. Our flexibility in being able to look across the region allows the portfolio the ability to be disciplined and not overpay for sustainable business models.

Looking ahead, we see a period of greater uncertainty particularly for the global economy. A sluggish recovery and political maneuvering may continue to shape monetary and fiscal policies in the Western world. The risk for Asia is that these loose monetary policies may compress the domestic demand cycle into years rather than decades, with the accompanying risk of greater volatility in the capital markets. To that extent, we remain wary of excesses in valuation. Our view remains that investing in high-quality businesses and solid management teams continues to be a good defense against rising volatility, and should provide an attractive proposition for patient, long-term investors.

26 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund  June 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 99.1%

	Shares	Value
CHINA/HONG KONG: 30.3%
Ping An Insurance Group Co. of China, Ltd. H Shares	12,304,500	$127,618,309
Hang Lung Group, Ltd.	18,314,000	116,288,191
Dairy Farm International Holdings, Ltd.	11,776,446	96,566,857
Ctrip.com International, Ltd. ADR[b]	2,190,350	94,360,278
Tingyi (Cayman Islands) Holding Corp.	30,096,000	93,174,713
Swire Pacific, Ltd. A Shares	5,433,500	79,997,091
China Resources Enterprise, Ltd.	18,852,000	77,245,123
Shangri-La Asia, Ltd.	31,457,333	77,228,228
Hong Kong Exchanges and Clearing, Ltd.	3,664,500	77,162,896
China Mobile, Ltd. ADR	1,643,150	76,866,557
Sinopharm Group Co., Ltd. H Shares	21,478,800	72,391,972
Hengan International Group Co., Ltd.	7,996,000	71,900,551
Baidu, Inc. ADR[b]	497,700	69,742,701
China Vanke Co., Ltd. B Shares	48,875,258	65,822,726
China Resources Land, Ltd.	35,544,000	64,518,483
Lenovo Group, Ltd.	105,568,000	60,690,211
Digital China Holdings, Ltd.	37,367,000	60,675,817
Dongfeng Motor Group Co., Ltd. H Shares	30,440,000	57,787,940
New Oriental Education & Technology Group, Inc. ADR[b]	514,400	57,468,768
Tencent Holdings, Ltd.	2,011,900	54,909,561
China Merchants Bank Co., Ltd. H Shares	22,182,350	53,847,102
Li & Fung, Ltd.	16,052,000	32,082,962
Shenzhen Chiwan Wharf Holdings, Ltd. B Shares	2,019,885	2,783,340
Total China/Hong Kong		1,641,130,377
SOUTH KOREA: 19.0%
Hyundai Mobis	520,000	195,652,556
Dongbu Insurance Co., Ltd.	2,876,690	150,204,699
Green Cross Corp.†	684,033	103,716,919
Samsung Electronics Co., Ltd.	119,904	93,192,910
Cheil Worldwide, Inc.†	5,916,350	88,046,692
POSCO	195,584	84,972,630
Amorepacific Corp.	67,652	75,648,621
Yuhan Corp.†	584,138	73,893,169
LS Corp.	655,374	67,800,723
MegaStudy Co., Ltd.†	396,412	53,326,210
NHN Corp.[b]	239,802	42,513,737
Total South Korea		1,028,968,866
	Shares	Value
INDIA: 15.2%
HDFC Bank, Ltd.	1,727,184	$97,557,882
ITC, Ltd.	19,910,000	90,587,333
Sun Pharmaceutical Industries, Ltd.	7,476,815	83,461,228
Housing Development Finance Corp.	5,185,685	82,206,909
Kotak Mahindra Bank, Ltd.	6,742,491	72,499,571
Tata Power Co., Ltd.	2,385,014	69,896,511
Titan Industries, Ltd.	13,593,760	65,326,695
Infosys, Ltd.	848,401	55,350,167
Dabur India, Ltd.	20,061,776	51,240,715
Larsen & Toubro, Ltd.	1,094,599	44,772,094
Container Corp. of India, Ltd.	1,905,715	44,455,107
Sun TV Network, Ltd.	4,752,590	36,984,424
Infosys, Ltd. ADR	219,611	14,325,226
HDFC Bank, Ltd. ADR	63,900	11,271,321
Total India		819,935,183
TAIWAN: 9.2%
President Chain Store Corp.	19,439,608	112,627,318
Synnex Technology International Corp.	42,147,354	102,471,536
Yuanta Financial Holding Co., Ltd.	136,400,000	94,765,037
Delta Electronics, Inc.	19,400,000	71,468,981
Hon Hai Precision Industry Co., Ltd.	19,157,031	65,953,712
Taiwan Semiconductor Manufacturing Co., Ltd.	20,423,513	51,472,568
Total Taiwan		498,759,152
INDONESIA: 9.0%
PT Perusahaan Gas Negara	257,896,500	121,297,161
PT Astra International	14,665,230	109,013,513
PT Bank Central Asia	120,834,000	108,062,411
PT Telekomunikasi Indonesia	80,460,500	69,285,161
PT Indofood CBP Sukses Makmur	107,898,000	68,064,617
PT Telekomunikasi Indonesia ADR	375,700	12,961,650
Total Indonesia		488,684,513
THAILAND: 7.0%
Bank of Ayudhya Public Co., Ltd.	161,168,600	150,120,858
PTT Exploration & Production Public Co., Ltd.	16,225,000	90,615,166
Central Pattana Public Co., Ltd.	81,096,100	77,396,183
Land & Houses Public Co., Ltd.	236,851,200	44,455,402
Land & Houses Public Co., Ltd. NVDR	64,810,900	12,164,577
Bank of Ayudhya Public Co., Ltd. NVDR	2,000,000	1,796,184
Total Thailand		376,548,370

matthewsasia.com | 800.789.ASIA 27

Matthews Pacific Tiger Fund  June 30, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
MALAYSIA: 5.1%
Genting BHD	35,665,500	$132,840,705
Public Bank BHD	22,511,386	99,223,360
Top Glove Corp. BHD	25,175,960	43,815,008
Total Malaysia		275,879,073
PHILIPPINES: 1.8%
SM Prime Holdings, Inc.	363,559,417	99,134,771
Total Philippines		99,134,771
SINGAPORE: 1.8%
Keppel Land, Ltd.	17,737,000	52,410,618
Hyflux, Ltd.	26,985,280	43,782,493
Total Singapore		96,193,111
VIETNAM: 0.7%
Vietnam Dairy Products JSC	7,103,360	37,574,902
Total Vietnam		37,574,902
TOTAL INVESTMENTS: 99.1%		5,362,808,318
(COST $3,685,321,950c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.9%		50,182,237
NET ASSETS: 100.0%		$5,412,990,555

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $3,686,584,354 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,756,278,310
Gross unrealized depreciation	(80,054,346)
Net unrealized appreciation	$1,676,223,964

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

See accompanying notes to financial statements.

28 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Henry Zhang, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$29.31	$29.33
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.15%	0.97%

Portfolio Statistics

Total # of Positions	61
Net Assets	$2.8 billion
Weighted Average Market Cap	$28.2 billion
Portfolio Turnover	9.98%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Fund

Portfolio Manager Commentary

For the first half of 2011, the Matthews China Fund declined –0.17% (Investor Class) and –0.10% (Institutional Class), while its benchmark, the MSCI China Index, gained 1.09%. For the quarter ended June 30, the Fund returned 0.93% (Investor and Institutional Class), while the benchmark declined –1.75%.

During the second quarter, China's growing inflation, along with the government's efforts to fight it, continued to be a major focus. The country's consumer price index (CPI) rose to 5.5% in May and 6.4% in June—much higher than the government target of 4% for the entire year. The rapid increase in CPI is due mostly to the sharp increase in food-related items. To temper inflation, Chinese authorities continued to roll out tightening measures—bank reserve ratios were raised three times during the quarter, reaching a record 21.5%, and interest rates were raised three times during the first half of 2011. Meanwhile, loan growth from major state-owned banks has slowed, and the government continues to use administrative tools to dampen pricing for some food-related items. Market movements during the second quarter were quite volatile as investor sentiment vacillated between inflationary concerns and optimism stemming from strong corporate profit growth.

Chinese equities were also negatively affected following reports of fraud among some U.S.-listed Chinese companies. The firms involved were largely listed via reverse mergers, but some under scrutiny have also involved companies listed through initial public offerings. News of the scandals also subsequently impacted some Hong Kong-listed stocks. The Fund had no exposure to the companies under investigation. We pursue an on-the-ground fundamental research approach and seek solid companies with proven track records and strong management teams. While there may be some questionable companies in China, we believe that overall management quality and corporate governance of Chinese firms have generally been improving.

After underperforming its benchmark in the first quarter, the Fund outperformed the Index during the second quarter, largely due to holdings in the consumer discretionary and consumer staples sectors. These are key areas of focus for the Fund. We aim to find leaders in these consumer sectors and many of these firms are emerging on top following recent industry consolidation, and growing even more dominant in this inflationary environment. Tingyi, a long-term Fund holding, is a good example. In addition to being China's largest instant noodle maker, Tingyi is also a major beverage producer, and the company has benefited from China's booming consumption and per capita income growth. Over the years, Tingyi has demonstrated stringent cost controls as well as strong marketing and research and development capacities. To deal with rising prices for raw materials such as flour and palm oil, the company boosted its high-end product sales and raised the efficiency of its production and distribution channels. This has successfully alleviated raw material pricing pressure. In fact, Tingyi is one of the few consumer staples companies to achieve a stable margin in this current environment.

The Fund's relative underweight in the financials sector also helped performance. Chinese banks have been under pressure as investor concerns grew over the potential deterioration in loan quality. The Fund does maintain some exposure to banks and while we are sensitive to the risks

(continued)

matthewsasia.com | 800.789.ASIA 29

PERFORMANCE AS OF JUNE 30, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was -1.72%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

					Average Annual Total Returns
	Inception Date	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception
Investor Class (MCHFX)	2/19/98	0.93%	-0.17%	18.60%	11.44%	19.77%	15.50%	13.15%
Institutional Class (MICFX)	10/29/10	0.93%	-0.10%	18.73%	11.48%	19.79%	15.51%	13.16%
MSCI China Index[3]		-1.75%	1.09%	12.72%	4.78%	15.80%	14.12%	4.12%[4]
Lipper China Region Funds Category Average[5]		-2.23%	-2.84%	20.57%	5.55%	12.30%	12.54%	9.77%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 63 for index definition.

4  Calculated from 2/28/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	2.9%
Tingyi (Cayman Islands) Holding Corp.	Consumer Staples	2.7%
China Mobile, Ltd.	Telecommunication Services	2.6%
ZTE Corp.	Information Technology	2.5%
CNOOC, Ltd.	Energy	2.4%
Belle International Holdings, Ltd.	Consumer Discretionary	2.4%
Ping An Insurance Group Co. of China, Ltd.	Financials	2.4%
Lianhua Supermarket Holdings Co., Ltd.	Consumer Staples	2.3%
Dongfeng Motor Group Co., Ltd.	Consumer Discretionary	2.3%
Golden Eagle Retail Group, Ltd.	Consumer Discretionary	2.3%
% OF ASSETS IN TOP TEN		24.8%

CHINA EXPOSURE7

SAR (Hong Kong)	43.4%
H Share	29.2%
China-affiliated Corporations	15.9%
Overseas Listed	9.0%
B Share	1.7%
Cash and Other Assets, Less Liabilities	0.8%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. China-affiliated corporations (CAC), also known as "Red Chips," are mainland China companies with partial state ownership listed in Hong Kong, and incorporated in Hong Kong. Overseas Listed (OL) companies are companies that conduct business in mainland China but listed in overseas markets such as Japan, Singapore, Taiwan and the United States. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors.

30 MATTHEWS ASIA FUNDS

Matthews China Fund

Portfolio Manager Commentary (continued)

associated with nonperforming loans, we believe that the issue remains generally under control.

The Fund's information technology holdings detracted from Fund performance during the second quarter as the sector declined after outperforming significantly during the first quarter. In recent months, we have trimmed our exposure to the sector holdings whose valuations had become expensive.

Looking forward, there are still uncertainties in the Chinese economy. These include issues relating to higher inflation, an overheating property market and the quality of banks. We believe that following the government's aggressive tightening measures, China's economy will gradually achieve a soft landing, with a mild slowdown in growth and moderating inflation. We believe China's most recent interest rate increase in early July may be nearing the end of the policy tightening cycle.

We continue to pursue a long-term investment approach, focusing on domestic consumption in China. While increased inflation and labor costs in the current economic environment are dominant topics, we are also seeing income growth and spending rising rapidly. This continues to benefit companies in consumer and service-oriented sectors. With the MSCI China Index reaching historically lower average valuation levels, we continue to find many investment opportunities for the long-term investor and thank you for your ongoing support.

SECTOR ALLOCATION (%)

Consumer Discretionary	24.0
Financials	18.1
Information Technology	14.0
Consumer Staples	12.7
Industrials	11.0
Energy	7.4
Utilities	5.6
Telecommunication Services	4.1
Health Care	2.3
Cash And Other Assets, Less Liabilities	0.8

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	72.7
Mid Cap ($1B–$5B)	25.1
Small Cap (under $1B)	1.4
Cash and Other Assets, Less Liabilities	0.8

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 31

Matthews China Fund  June 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: CHINA/HONG KONG: 99.2%

	Shares	Value
CONSUMER DISCRETIONARY: 24.0%
Hotels, Restaurants & Leisure: 8.5%
Sands China, Ltd.[b]	23,256,800	$63,038,684
Ctrip.com International, Ltd. ADR[b]	1,335,700	57,541,956
Cafe' de Coral Holdings, Ltd.	17,914,100	43,711,891
Shangri-La Asia, Ltd.	16,741,400	41,100,390
Home Inns & Hotels Management, Inc. ADR[b]	768,400	29,229,936
		234,622,857
Multiline Retail: 3.7%
Golden Eagle Retail Group, Ltd.	25,369,000	64,590,037
Parkson Retail Group, Ltd.	26,044,500	38,220,422
		102,810,459
Textiles, Apparel & Luxury Goods: 2.5%
Ports Design, Ltd.	14,983,500	35,573,034
Li Ning Co., Ltd.	12,019,000	20,854,733
Glorious Sun Enterprises, Ltd.	33,994,000	12,865,268
		69,293,035
Specialty Retail: 2.4%
Belle International Holdings, Ltd.	31,919,000	67,434,904
Automobiles: 2.3%
Dongfeng Motor Group Co., Ltd. H Shares	34,316,000	65,146,221
Diversified Consumer Services: 2.0%
New Oriental Education & Technology Group, Inc. ADR[b]	505,200	56,440,944
Distributors: 1.8%
Li & Fung, Ltd.	24,658,400	49,284,482
Media: 0.8%
Television Broadcasts, Ltd.	3,270,000	21,674,533
Total Consumer Discretionary		666,707,435
FINANCIALS: 18.1%
Real Estate Management & Development: 6.5%
Hang Lung Group, Ltd.	7,784,000	49,425,973
China Vanke Co., Ltd. B Shares	34,264,750	46,146,032
Swire Pacific, Ltd. A Shares	3,098,000	45,611,666
China Resources Land, Ltd.	21,384,000	38,815,644
		179,999,315
Commercial Banks: 5.6%
China Merchants Bank Co., Ltd. H Shares	20,739,614	50,344,897
BOC Hong Kong Holdings, Ltd.	16,863,000	49,121,309
China Construction Bank Corp. H Shares	46,621,660	38,811,841
Agricultural Bank of China, Ltd. H Shares	28,858,000	15,237,789
		153,515,836
	Shares	Value
Insurance: 4.3%
Ping An Insurance Group Co. of China, Ltd. H Shares	6,457,000	$66,969,923
China Life Insurance Co., Ltd. H Shares	12,671,000	43,749,539
China Life Insurance Co., Ltd. ADR	181,300	9,398,592
		120,118,054
Diversified Financial Services: 1.7%
Hong Kong Exchanges and Clearing, Ltd.	2,262,900	47,649,588
Total Financials		501,282,793
INFORMATION TECHNOLOGY: 14.0%
Internet Software & Services: 4.8%
Tencent Holdings, Ltd.	2,036,100	55,570,037
Sina Corp.[b]	446,600	46,491,060
NetEase.com, Inc. ADR[b]	708,600	31,950,774
		134,011,871
Computers & Peripherals: 2.6%
Lenovo Group, Ltd.	87,030,000	50,032,861
TPV Technology, Ltd.	45,168,000	22,801,995
		72,834,856
Communications Equipment: 2.5%
ZTE Corp. H Shares	19,093,505	69,450,423
Software: 2.3%
Kingdee International Software Group Co., Ltd.	117,728,800	63,446,076
Electronic Equipment, Instruments & Components: 1.8%
Digital China Holdings, Ltd.	30,218,000	49,067,408
Total Information Technology		388,810,634
CONSUMER STAPLES: 12.7%
Food Products: 4.3%
Tingyi (Cayman Islands) Holding Corp.	23,967,000	74,199,839
China Yurun Food Group, Ltd.	16,111,000	45,554,729
		119,754,568
Food & Staples Retailing: 4.3%
Lianhua Supermarket Holdings Co., Ltd. H Shares†	28,441,800	65,213,465
China Resources Enterprise, Ltd.	13,234,000	54,225,650
		119,439,115
Household & Personal Products: 2.2%
Hengan International Group Co., Ltd.	6,610,500	59,442,045
Beverages: 1.9%
Tsingtao Brewery Co., Ltd. H Shares	9,175,000	53,162,398
Total Consumer Staples		351,798,126

32 MATTHEWS ASIA FUNDS

Matthews China Fund  June 30, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: CHINA/HONG KONG (continued)

	Shares	Value
INDUSTRIALS: 11.0%
Machinery: 4.2%
CSR Corp., Ltd. H Shares	51,450,000	$48,445,633
China National Materials Co., Ltd. H Shares	53,092,000	43,626,789
Sany Heavy Equipment International Holdings Co., Ltd.	21,742,500	24,860,233
		116,932,655
Transportation Infrastructure: 3.1%
China Merchants Holdings International Co., Ltd.	15,496,581	60,131,969
Yuexiu Transport Infrastructure, Ltd.	49,687,000	25,296,677
		85,428,646
Airlines: 1.9%
Air China, Ltd. H Shares	49,583,900	51,618,556
Electrical Equipment: 1.0%
China High Speed Transmission Equipment Group Co., Ltd.	26,293,000	29,166,069
Industrial Conglomerates: 0.8%
NWS Holdings, Ltd.	16,525,914	22,153,871
Total Industrials		305,299,797
ENERGY: 7.4%
Oil, Gas & Consumable Fuels: 5.8%
CNOOC, Ltd.	28,839,000	67,926,839
China Shenhua Energy Co., Ltd. H Shares	12,503,000	59,913,435
China Petroleum & Chemical Corp. (Sinopec) H Shares	32,904,000	33,400,628
		161,240,902
Energy Equipment & Services: 1.6%
China Oilfield Services, Ltd. H Shares	24,186,000	44,247,276
Total Energy		205,488,178
UTILITIES: 5.6%
Electric Utilities: 2.9%
Cheung Kong Infrastructure Holdings, Ltd.	15,431,500	80,284,831
Gas Utilities: 2.0%
Hong Kong & China Gas Co., Ltd.	24,446,218	55,612,835
Independent Power Producers & Energy Traders: 0.7%
China Longyuan Power Group Corp. H Shares	19,836,000	19,243,765
Total Utilities		155,141,431
	Shares	Value
TELECOMMUNICATION SERVICES: 4.1%
Wireless Telecommunication Services: 2.6%
China Mobile, Ltd.	5,426,583	$50,520,321
China Mobile, Ltd. ADR	489,600	22,903,488
		73,423,809
Diversified Telecommunication Services: 1.5%
China Communications Services Corp., Ltd. H Shares	68,376,000	40,486,989
Total Telecommunication Services		113,910,798
HEALTH CARE: 2.3%
Health Care Providers & Services: 1.3%
Sinopharm Group Co., Ltd. H Shares	10,978,400	37,001,510
Health Care Equipment & Supplies: 1.0%
Mindray Medical International, Ltd. ADR	973,268	27,300,167
Total Health Care		64,301,677
TOTAL INVESTMENTS: 99.2%		2,752,740,869
(Cost $1,957,010,601c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.8%		23,566,759
NET ASSETS: 100.0%		$2,776,307,628

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $1,959,492,718 and net unrealized appreciation consists of:

Gross unrealized appreciation	$884,798,835
Gross unrealized depreciation	(91,550,684)
Net unrealized appreciation	$793,248,151

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 33

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Sharat Shroff, CFA

Lead Manager

Sunil Asnani

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$20.48	$20.49
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.18%	0.99%

Portfolio Statistics

Total # of Positions	52
Net Assets	$1.1 billion
Weighted Average Market Cap	$10.5 billion
Portfolio Turnover	6.14%[2]

Benchmark

Bombay Stock Exchange 100 Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews India Fund

Portfolio Manager Commentary

For the first half of 2011, the Matthews India Fund declined by –4.70% (Investor Class) and –4.61% (Institutional Class), compared to its benchmark, the Bombay Stock Exchange 100 Index, which fell –7.19%. For the quarter ended June 30, the Fund returned 0.59% (Investor Class) and 0.64% (Institutional Class), while its benchmark declined –2.22%.

Over the past few quarters, Indian equity markets have consistently underperformed many Asian peers, reflecting investor concerns over persistently high inflation, a tepid earnings outlook and an uncertain fiscal environment. However, in a reversal of sorts, smaller and mid-capitalization stocks outperformed their larger-cap peers in the second quarter largely due to the weakness in a key index heavyweight, Reliance Industries, the largest market cap firm in India. In our view, growing uncertainties over the company's cash flow deployment and its likely entry into newer business areas that are fairly competitive have been a drag on the stock. The Fund has carried a much smaller exposure to Reliance with a view that cheap valuations are not enough to warrant a higher weighting.

The biggest macroeconomic concern has been recent high inflation, which has prompted India's central bank to raise policy rates twice during the quarter. In addition, the bank has raised the regulated savings account rate by 50 basis points (0.50%) to 4%. Together, these factors have contributed to the rise in funding costs for the private sector. Not surprisingly, corporate earnings have been weak and the prospect of further margin erosion may be expected. While margins have come down across the board, smaller and mid-cap companies have generally seen more margin contraction than their larger peers.

Capital-intensive industries with leveraged balance sheets and high sensitivity to raw material prices face the challenging prospect of rising input costs, and a regulatory environment that is increasingly complicated due to a spate of governance-related issues that have affected government decision making. This has particularly impacted the execution of projects in sectors such as infrastructure that have many government touch points, and which require a number of official approvals and clearances from various corners. The portfolio has carried a significant allocation to the broadly defined industrials sector, which was the biggest detractor from performance during the second quarter.

It is our view that a sustained pickup in investment spending, from both the government and the private sector, will be necessary to maintain India's growth trajectory. Barring one holding, the Fund's exposure to the industrials sector is through a combination of smaller to mid-sized companies that are private enterprises with a clear focus on profitability and cash flow. Our one public sector holding, Container Corporation, is a key provider of logistics and supply chain-related services, particularly between western and northern India. The stock was one of the worstperforming holdings as sluggish investment activity in the country has hurt volume growth while the firm's costs continue to rise due to an unfavorable policy which subsidizes consumers at the expense of corporations in India. Nonetheless, we remain attracted to Container Corporation's dominant rail infrastructure, which will be difficult and expensive for another company to replicate.

(continued)

34 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was -6.52%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

					Average Annual Total Returns
	Inception Date	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception
Investor Class (MINDX)	10/31/05	0.59%	-4.70%	13.36%	14.44%	15.85%	16.55%
Institutional Class (MIDNX)	10/29/10	0.64%	-4.61%	13.46%	14.47%	15.87%	16.57%
Bombay Stock Exchange 100 Index[3]		-2.22%	-7.19%	9.68%	11.91%	14.90%	18.05%
Lipper India Region Funds Category Average[4]		-2.63%	-8.62%	9.39%	11.66%	10.26%	12.73%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 63 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
Exide Industries, Ltd.	Consumer Discretionary	4.8%
Sun Pharmaceutical Industries, Ltd.	Health Care	4.0%
ITC, Ltd.	Consumer Staples	3.8%
HDFC Bank, Ltd.	Financials	3.6%
ICICI Bank, Ltd.	Financials	3.5%
Asian Paints, Ltd.	Materials	3.4%
Infosys, Ltd.	Information Technology	3.3%
Crompton Greaves, Ltd.	Industrials	3.2%
Emami, Ltd.	Consumer Staples	3.2%
Info Edge India, Ltd.	Information Technology	3.1%
% OF ASSETS IN TOP TEN		35.9%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 35

SECTOR ALLOCATION (%)

Financials	23.3
Industrials	16.7
Information Technology	11.4
Materials	11.1
Consumer Discretionary	10.5
Consumer Staples	9.7
Utilities	6.3
Health Care	5.8
Telecommunication Services	2.7
Energy	1.9
Cash And Other Assets, Less Liabilities	0.6

MARKET CAP EXPOSURE (%)6

Large Cap (over $5B)	39.5
Mid Cap ($1B–$5B)	40.2
Small Cap (under $1B)	19.7
Cash and Other Assets, Less Liabilities	0.6

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews India Fund

Portfolio Manager Commentary (continued)

The portfolio's long-standing overweight in the consumer and health care sectors helped relative performance in the second quarter as the steady nature of these businesses, and resilient consumer demand attracted investor attention. It has been encouraging to see robust demand beyond India's metropolitan cities likely helped by elevated prices of agricultural products. The Fund's outperformance was also due to certain security-specific factors within the materials sector, in which the portfolio has gained exposure through convertible issues of metal companies and holdings with pricing power and good distribution reach. The performance of the Fund's convertible holdings has been mixed but the tactical approach of seeking shelter within foreign currency convertible bonds (FCCBs) has been helpful in mitigating volatility over recent quarters.

With valuations starting to look more reasonable, the Fund will seek to take advantage of this weakness, particularly in the small to mid-size segment of the equity market via FCCBs. While inflation remains a challenge, it is our view that the current slowdown in economic activity will alleviate some inflationary pressures. Furthermore, there are some encouraging signs that following a phase of policy paralysis, the government is willing to make some bold decisions that may be painful near term, but eventually address the country's persistent fiscal deficit and inadequate infrastructure. In our view, these decisions, combined with the ebb and flow in global risk appetite, may lead to volatility in India's equity markets but should be viewed as opportunities for long-term investors.

36 MATTHEWS ASIA FUNDS

Matthews India Fund  June 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 93.5%

	Shares	Value
FINANCIALS: 23.3%
Commercial Banks: 13.8%
ICICI Bank, Ltd.	1,150,000	$28,266,082
Allahabad Bank	5,969,668	26,388,605
HDFC Bank, Ltd.	388,033	21,917,571
Corporation Bank	1,694,331	19,984,882
HDFC Bank, Ltd. ADR	91,727	16,179,725
Axis Bank, Ltd.	510,032	14,763,388
Oriental Bank of Commerce	1,361,834	10,072,009
ICICI Bank, Ltd. ADR	178,283	8,789,352
		146,361,614
Diversified Financial Services: 3.9%
Kotak Mahindra Bank, Ltd.	2,150,000	23,118,174
Infrastructure Development Finance Co., Ltd.[b]	6,011,855	17,711,332
		40,829,506
Real Estate Management & Development: 2.1%
Ascendas India Trust	29,043,000	22,476,534
Thrifts & Mortgage Finance: 1.8%
Housing Development Finance Corp.	1,225,000	19,419,510
Consumer Finance: 1.7%
Shriram Transport Finance Co., Ltd.	1,282,977	17,740,888
Total Financials		246,828,052
INDUSTRIALS: 16.7%
Machinery: 6.4%
Ashok Leyland, Ltd.	19,011,277	20,712,449
Jain Irrigation Systems, Ltd.	4,975,635	19,018,876
Thermax, Ltd.	1,103,128	14,698,914
AIA Engineering, Ltd.	1,607,091	13,395,271
		67,825,510
Electrical Equipment: 3.2%
Crompton Greaves, Ltd.	5,857,500	34,020,810
Road & Rail: 2.7%
Container Corp. of India, Ltd.	1,230,386	28,701,533
Industrial Conglomerates: 1.9%
MAX India, Ltd.[b]	4,813,102	19,772,585
Transportation Infrastructure: 1.5%
Gujarat Pipavav Port, Ltd.[b]	11,050,000	16,149,669
Construction & Engineering: 1.0%
Larsen & Toubro, Ltd.	241,660	9,884,555
Total Industrials		176,354,662
INFORMATION TECHNOLOGY: 11.1%
IT Services: 5.9%
CMC, Ltd.	1,110,418	28,018,224
Infosys, Ltd.	295,281	19,264,302
Infosys, Ltd. ADR	238,179	15,536,416
		62,818,942
	Shares	Value
Internet Software & Services: 3.1%
Info Edge India, Ltd.	2,013,454	$32,640,107
Software: 2.1%
Polaris Software Lab, Ltd.	4,400,318	17,755,165
Financial Technologies India, Ltd.	240,752	4,720,020
		22,475,185
Total Information Technology		117,934,234
CONSUMER DISCRETIONARY: 10.5%
Auto Components: 4.8%
Exide Industries, Ltd.	14,001,491	50,731,618
Media: 4.5%
Sun TV Network, Ltd.	2,745,127	21,362,445
Jagran Prakashan, Ltd.	5,908,207	16,764,244
Dish TV India, Ltd.[b]	4,737,097	9,335,639
		47,462,328
Textiles, Apparel & Luxury Goods: 1.2%
Titan Industries, Ltd.	2,673,820	12,849,412
Total Consumer Discretionary		111,043,358
CONSUMER STAPLES: 9.7%
Personal Products: 6.0%
Emami, Ltd.	3,152,712	33,650,970
Dabur India, Ltd.	11,504,430	29,384,000
		63,034,970
Tobacco: 3.7%
ITC, Ltd.	8,730,000	39,720,111
Total Consumer Staples		102,755,081
MATERIALS: 8.5%
Chemicals: 6.9%
Asian Paints, Ltd.	498,000	35,542,673
Castrol India, Ltd.	2,236,301	26,530,094
Grasim Industries, Ltd.	224,459	10,535,095
		72,607,862
Metals & Mining: 1.6%
NMDC, Ltd.	2,995,923	17,073,125
Total Materials		89,680,987
HEALTH CARE: 5.8%
Pharmaceuticals: 5.8%
Sun Pharmaceutical Industries, Ltd.	3,752,300	41,885,691
Glenmark Pharmaceuticals, Ltd.	1,413,091	10,028,592
Cipla India, Ltd.	1,263,275	9,362,720
Total Health Care		61,277,003
UTILITIES: 4.5%
Gas Utilities: 3.0%
GAIL India, Ltd.	3,194,751	31,595,343

matthewsasia.com | 800.789.ASIA 37

Matthews India Fund  June 30, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
Electric Utilities: 1.5%
CESC, Ltd.	2,390,920	$15,998,735
Total Utilities		47,594,078
ENERGY: 1.9%
Oil, Gas & Consumable Fuels: 1.9%
Reliance Industries, Ltd.	995,742	20,060,271
Total Energy		20,060,271
TELECOMMUNICATION SERVICES: 1.5%
Wireless Telecommunication Services: 1.5%
Bharti Airtel, Ltd.	1,734,382	15,356,184
Total Telecommunication Services		15,356,184
TOTAL COMMON EQUITIES		988,883,910
(Cost $722,831,832)

INTERNATIONAL BONDS: 5.9%

	Face Amount	Value
MATERIALS: 2.6%
Metals & Mining: 2.6%
Welspun Corp., Ltd., Cnv. 4.500%, 10/17/14	$17,200,000	$16,985,000
Sesa Goa, Ltd., Cnv. 5.000%, 10/31/14	9,500,000	10,141,250
Total Materials		27,126,250
UTILITIES: 1.8%
Electric Utilities: 1.8%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/14	18,100,000	19,683,750
Total Utilities		19,683,750
TELECOMMUNICATION SERVICES: 1.2%
Wireless Telecommunication Services: 1.2%
Reliance Communications, Ltd., Cnv. 0.000%, 03/01/12	10,500,000	12,298,650
Total Telecommunication Services		12,298,650
INFORMATION TECHNOLOGY: 0.3%
Software: 0.3%
Financial Technologies India, Ltd., Cnv. 0.000%, 12/21/11	2,500,000	3,575,000
Total Information Technology		3,575,000
TOTAL INTERNATIONAL BONDS		62,683,650
(Cost $66,099,043)
TOTAL INVESTMENTS: 99.4%		1,051,567,560
(Cost $788,930,875c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.6%		6,029,778
NET ASSETS: 100.0%		$1,057,597,338

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $789,673,654 and net unrealized appreciation consists of:

Gross unrealized appreciation	$288,644,779
Gross unrealized depreciation	(26,750,873)
Net unrealized appreciation	$261,893,906

ADR  American Depositary Receipt

Cnv.  Convertible

See accompanying notes to financial statements.

38 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Kenichi Amaki

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$12.66	$12.65
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.30%	1.08%

Portfolio Statistics

Total # of Positions	68
Net Assets	$146.4 million
Weighted Average Market Cap	$13.3 billion
Portfolio Turnover	46.29%[2]

Benchmarks

MSCI Japan Index

Tokyo Stock Price Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Japan Fund

Portfolio Manager Commentary

For the first half of 2011, the Matthews Japan Fund returned 1.04% (Investor Class) and 0.96% (Institutional Class) while its benchmark, the MSCI Japan Index, declined –4.68%. For the quarter ended June 30, the Fund rose 3.77% (Investor Class) and 3.60% (Institutional Class), while the benchmark stayed nearly flat at 0.18%.

Considering the devastating impacts of the natural disasters in March, the Japanese market performed quite well during the second quarter. One of the biggest surprises was the speed with which the country has been able to restore production: auto production in Japan was almost fully restored by the end of the second quarter, a few months earlier than expected. The outlook for corporate earnings has also been notably strong despite the fact that about 11% of listed companies did not provide earnings guidance for the 2011 fiscal year. The achievements are even more remarkable given the challenges that Japanese companies continue to face: ongoing power shortages, rising input costs and a very strong currency regime.

Many Japanese firms are faced with rising energy costs—resulting from the switch from low-cost nuclear energy to higher-cost thermo energy—following the crisis at the Fukushima Daiichi power plant. Compounding this challenging environment, Japanese authorities may also scrap a widely expected corporate tax rate reduction amid a rising fiscal deficit. One major detractor to performance during the first half of the year was The Japan Steel Works, which performed poorly after the nuclear disaster raised concerns for future growth prospects in Japan Steel's mainstay nuclear component business. By sector, financials detracted the most from Fund performance for the first half of the year. Namely, real estate asset manager Kenedix was the worst performer during the first half of the year as it suffered from weak investor sentiment following the earthquake.

During the second quarter, the portfolio's continued avoidance of any holdings in the utilities sector was key to its outperformance against the benchmark, which had a 4.2% weighting in the sector. Overall, however, Fund performance was due largely to our bottom-up stock selection. The top two consumer discretionary holdings were Fast Retailing and Nissan Motor. Nissan showed the fastest recovery among Japanese automakers due to its strong internal risk management process. Fast Retailing, Asia's largest retail apparel chain operator, benefited from the ongoing popularity of its UNIQLO-branded line of casual clothing. Meanwhile, some real estate-related holdings were among the biggest detractors to Fund performance.

Other sectors contributing to performance were holdings in the information technology, health care and consumer discretionary sectors. Interestingly, strong performance came from several small-capitalization names that either build or improve infrastructure in different industries. GMO Payment Gateway, Gree, Kakaku.com—all IT sector holdings—build online infrastructure related to mobile gaming platforms and electronic payment processing. GMO Payment Gateway and Gree are both "newly emerging" firms, which listed within the last five years and have shown strong growth. Gree is one of the world's most profitable and fastest-growing social networking service providers. It has been expanding its user base through its successful mobile game platform, and is currently

(continued)

matthewsasia.com | 800.789.ASIA 39

PERFORMANCE AS OF JUNE 30, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 12.28%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

					Average Annual Total Returns
	Inception Date	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception
Investor Class (MJFOX)	12/31/98	3.77%	1.04%	26.62%	0.90%	-4.06%	1.50%	4.30%
Institutional Class (MIJFX)	10/29/10	3.60%	0.96%	26.52%	0.87%	-4.08%	1.49%	4.29%
MSCI Japan Index[3]		0.18%	-4.68%	13.18%	-4.21%	-3.64%	1.52%	1.75%
Tokyo Stock Price Index[3]		0.48%	-3.01%	13.24%	-3.54%	-3.78%	1.41%	2.07%
Lipper Japanese Funds Category Average[4]		1.42%	-1.87%	16.15%	-1.39%	-4.19%	1.45%	3.04%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted montly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 63 for index definitions.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
ITOCHU Corp.	Industrials	3.4%
Nissan Motor Co., Ltd.	Consumer Discretionary	3.1%
ORIX Corp.	Financials	2.9%
Honda Motor Co., Ltd.	Consumer Discretionary	2.9%
Nidec Corp.	Industrials	2.6%
Fast Retailing Co., Ltd.	Consumer Discretionary	2.5%
Kyocera Corp.	Information Technology	2.4%
Murata Manufacturing Co., Ltd.	Information Technology	2.2%
NTT DoCoMo, Inc.	Telecommunication Services	2.1%
Marubeni Corp.	Industrials	2.0%
% OF ASSETS IN TOP TEN		26.1%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

40 MATTHEWS ASIA FUNDS

Matthews Japan Fund

Portfolio Manager Commentary (continued)

targeting a U.S. expansion. GMO Payment Gateway, a payment processing services firm, is another profitable company that has been increasing its Japanese user base. Credit card penetration in Japan is still quite low, and the firm is benefiting from the rise of e-commerce transactions that are the driving force behind this "e-money" business.

Among the portfolio's health care sector holdings, Ship Healthcare Holdings, was the largest contributor to performance. The firm provides hospital management services, including diagnostic report interpretation and medical logistics systems. Ship Healthcare builds medical-related infrastructure, and maintains strong expertise in designing hospital facilities. The firm has been benefiting from increased demand in hospital upgrades sparked by Japan's rapidly aging population.

For the first time in its history, the Fund took a position in a Hong Kong-based Chinese company, EVA Precision Industrial Holdings. Though EVA is not a Japanese company, approximately 70% of its revenues are generated from Japan as its customer base consists of major Japanese office equipment companies, such as Canon. The company makes low-cost metal and plastic die molds for many office equipment components. In our view, EVA is a major beneficiary of the Japanese outsourcing trend, and offers exposure to the country's leading office equipment manufacturers, which still comprise a large segment of business in Japan.

Looking forward, we maintain an optimistic view of Japan's earnings outlook despite the yen's current strength. Just as auto production recovered faster-than-expected, we may also see an accelerated recovery in other industries. We remain sensitive to the ongoing challenges posed by continuing power shortages in the country; however, we believe long-term fundamentals are still strong for select Japanese firms.

SECTOR ALLOCATION (%)

Consumer Discretionary	22.8
Industrials	20.5
Information Technology	17.9
Financials	11.5
Health Care	6.9
Consumer Staples	6.4
Materials	5.5
Telecommunication Services	5.2
Cash And Other Assets, Less Liabilities	3.3

MARKET CAP EXPOSURE (%)6

Large Cap (over $5B)	48.1
Mid Cap ($1B–$5B)	26.3
Small Cap (under $1B)	22.3
Cash and Other Assets, Less Liabilities	3.3

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 41

Matthews Japan Fund  June 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.7%

	Shares	Value
CONSUMER DISCRETIONARY: 22.8%
Automobiles: 7.1%
Nissan Motor Co., Ltd.	438,500	$4,608,290
Honda Motor Co., Ltd.	110,200	4,245,668
Yamaha Motor Co., Ltd.[b]	81,600	1,498,802
		10,352,760
Specialty Retail: 5.0%
Fast Retailing Co., Ltd.	22,400	3,622,716
Asahi Co., Ltd.	106,100	1,980,605
Point, Inc.	40,140	1,748,038
		7,351,359
Household Durables: 4.5%
HAJIME CONSTRUCTION Co., Ltd.	102,200	2,685,407
Rinnai Corp.	34,700	2,505,847
Sony Corp.	54,200	1,430,081
		6,621,335
Auto Components: 3.0%
Koito Manufacturing Co., Ltd.	131,000	2,289,278
Nifco, Inc.	78,800	2,084,767
		4,374,045
Internet & Catalog Retail: 1.3%
Rakuten, Inc.	1,752	1,813,363
Media: 1.0%
COOKPAD, Inc.	68,400	1,502,890
Diversified Consumer Services: 0.9%
Benesse Holdings, Inc.	30,200	1,297,447
Total Consumer Discretionary		33,313,199
INDUSTRIALS: 20.5%
Machinery: 8.3%
Ebara Corp.	404,000	2,382,925
EVA Precision Industrial Holdings, Ltd.	6,410,000	1,969,140
Komatsu, Ltd.	56,300	1,757,863
Hoshizaki Electric Co., Ltd.	66,100	1,467,253
Nabtesco Corp.	60,000	1,453,514
FANUC Corp.	7,800	1,304,340
Kubota Corp.	132,000	1,171,047
The Japan Steel Works, Ltd.	106,000	726,614
		12,232,696
Trading Companies & Distributors: 5.4%
ITOCHU Corp.	475,900	4,949,767
Marubeni Corp.	437,000	2,904,218
		7,853,985
Electrical Equipment: 2.6%
Nidec Corp.	41,200	3,846,444
	Shares	Value
Commercial Services & Supplies: 2.6%
JP-Holdings, Inc.	245,600	$2,291,535
Oyo Corp.	144,800	1,502,078
		3,793,613
Construction & Engineering: 0.9%
Toshiba Plant Systems & Services Corp.	114,000	1,347,546
Marine: 0.7%
Mitsui OSK Lines, Ltd.	186,000	1,000,822
Total Industrials		30,075,106
INFORMATION TECHNOLOGY: 17.9%
Electronic Equipment, Instruments & Components: 8.3%
Kyocera Corp.	35,200	3,583,993
Murata Manufacturing Co., Ltd.	47,400	3,169,091
Keyence Corp.	8,097	2,298,987
Hamamatsu Photonics, K.K.	40,100	1,733,799
Nippon Electric Glass Co., Ltd.	105,000	1,347,270
		12,133,140
Internet Software & Services: 4.1%
Dena Co., Ltd.	59,100	2,541,684
Kakaku.com, Inc.	293	2,060,330
Gree, Inc.	64,600	1,412,204
		6,014,218
Semiconductors & Semiconductor Equipment: 1.9%
Elpida Memory, Inc.[b]	235,300	2,771,535
IT Services: 1.6%
GMO Payment Gateway, Inc.	654	2,335,582
Computers & Peripherals: 1.5%
Toshiba Corp.	421,000	2,219,658
Software: 0.5%
Nintendo Co., Ltd.	4,000	751,153
Total Information Technology		26,225,286
FINANCIALS: 11.5%
Diversified Financial Services: 4.8%
ORIX Corp.	44,290	4,308,168
Osaka Securities Exchange Co., Ltd.	621	2,772,077
		7,080,245
Real Estate Management & Development: 2.7%
Kenedix, Inc.[b]	11,562	2,026,594
Goldcrest Co., Ltd.	95,390	1,984,012
		4,010,606
Real Estate Investment Trusts: 1.4%
United Urban Investment Corp., REIT	1,747	2,011,826

42 MATTHEWS ASIA FUNDS

Matthews Japan Fund  June 30, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: (continued)

	Shares	Value
Insurance: 0.9%
Anicom Holdings, Inc.[b]	35,600	$1,300,719
Commercial Banks: 0.9%
Mitsubishi UFJ Financial Group, Inc.	263,100	1,282,175
Capital Markets: 0.8%
Jafco Co., Ltd.	47,400	1,188,737
Total Financials		16,874,308
HEALTH CARE: 6.9%
Health Care Equipment & Supplies: 3.3%
Asahi Intecc Co., Ltd.	93,200	2,110,704
Sysmex Corp.	42,000	1,579,698
Mani, Inc.	31,300	1,101,737
		4,792,139
Pharmaceuticals: 1.8%
Eisai Co., Ltd.	41,800	1,630,859
Otsuka Holdings Co., Ltd.	41,400	1,095,471
		2,726,330
Health Care Providers & Services: 1.8%
Ship Healthcare Holdings, Inc.	142,600	2,634,105
Total Health Care		10,152,574
CONSUMER STAPLES: 6.4%
Food & Staples Retailing: 2.9%
Daikokutenbussan Co., Ltd.	66,600	2,124,449
Circle K Sunkus Co., Ltd.	133,600	2,084,805
		4,209,254
Tobacco: 1.3%
Japan Tobacco, Inc.	483	1,864,415
Household Products: 1.2%
Pigeon Corp.	53,500	1,758,489
Food Products: 1.0%
Hokuto Corp.	70,200	1,540,624
Total Consumer Staples		9,372,782
MATERIALS: 5.5%
Chemicals: 4.1%
Denki Kagaku Kogyo, K.K.	419,000	2,020,056
Kanto Denka Kogyo Co., Ltd.	236,000	1,722,893
JSR Corp.	67,300	1,304,486
Kansai Paint Co., Ltd.	107,000	974,898
		6,022,333
Metals & Mining: 1.4%
Hitachi Metals, Ltd.	144,000	2,034,804
Total Materials		8,057,137
	Shares	Value
TELECOMMUNICATION SERVICES: 5.2%
Wireless Telecommunication Services: 5.2%
NTT DoCoMo, Inc.	1,724	$3,078,963
KDDI Corp.	346	2,489,448
Softbank Corp.	51,900	1,965,572
Total Telecommunication Services		7,533,983
TOTAL INVESTMENTS: 96.7%		141,604,375
(Cost $126,445,534c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.3%		4,775,508
NET ASSETS: 100.0%		$146,379,883

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $126,502,961 and net unrealized appreciation consists of:

Gross unrealized appreciation	$20,587,882
Gross unrealized depreciation	(5,486,468)
Net unrealized appreciation	$15,101,414

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 43

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

J. Michael Oh

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$5.57	$5.58
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.21%	0.91%

Portfolio Statistics

Total # of Positions	55
Net Assets	$191.9 million
Weighted Average Market Cap	$23.0 billion
Portfolio Turnover	39.05%[2]

Benchmark

Korea Composite Stock Price Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Korea Fund

Portfolio Manager Commentary

For the first half of 2011, the Matthews Korea Fund gained 8.37% (Investor Class) and 8.56% (Institutional Class) while its benchmark, the Korea Composite Stock Price Index, returned 8.36%. For the quarter ended June 30, the Fund gained 3.73% (Investor Class) and 3.91% (Institutional Class) while the benchmark returned 2.50%.

After a volatile first quarter impacted by upheavals in the Middle East and a devastating earthquake and nuclear crisis in Japan, Korean equity markets remained mostly flat during the second quarter. Most gains during the first half of the year resulted from a strengthened Korean currency.

Ramifications from Japan's earthquake continued to have a mixed effect on Korean firms. While some technology companies were negatively impacted by the global supply chain disruption, other component companies benefited as global companies continued to diversify their supplier base. In particular, Korean auto makers benefited as Japanese auto production levels dropped following the earthquake and subsequent power shortages.

Korean exporters continued to perform well despite the stronger won. The top three contributors to Fund performance during the first half of the year were all Hyundai Motor Group companies: Kia Motors was the largest contributor followed by Hyundai Mobis, an auto parts and component supplier, and Hyundai Motor. During the second quarter, Hyundai Motor Group captured 10% of U.S. auto market share for the first time in the firm's history. Hyundai Motor Group showed remarkable growth after the global financial crisis as consumers around the world sought high-quality products at more reasonable price points. The shift in consumer behavior fortuitously coincided with the roll out of Hyundai's new models. Kia Motors—relatively unknown to most markets outside Korea—was the biggest contributor to Fund performance. Improvements made with new models helped Kia Motors gain significant market share in both domestic and global markets. Hyundai Mobis, which had primarily supplied parts to Hyundai Motor and Kia Motors, has been diversifying its client base more recently, with expansion into Europe and the U.S. Hyundai Mobis has been among the firms to benefit as automakers expand their base of suppliers outside of Japan.

On a sector basis, consumer discretionary holdings performed well, supported by the performance of Korea's automakers. Meanwhile, information technology holdings were the worst performers and Samsung Electronics was the largest detractor from Fund performance. The firm underperformed due to a weakened outlook for the semiconductor industry as a result of lower demand for PCs. However, during the quarter, Samsung Electronics was still able to maintain its top global position in both its memory and liquid crystal display divisions. Additionally, with its new handsets, Samsung is gaining momentum in the smartphone industry. Moreover, the firm is also leading in the new display technology, AMOLED, and currently has more than a 90% market share.

Korea's currency continued to recover from the low it achieved during the global financial crisis. During the quarter, the won went below 1,100 won against the U.S. dollar for first time since August 2008. Despite its gains, the won's value is still well below its pre-crisis level. Korean exporters are expected to remain competitive as long as the won remains above the

(continued)

44 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2011

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 17.80%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. The Institutional and Investor Classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

					Average Annual Total Returns
	Inception Date	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception
Investor Class (MAKOX)	1/3/95	3.73%	8.37%	37.81%	10.29%	6.74%	17.67%	6.14%
Institutional Class (MIKOX)	10/29/10	3.91%	8.56%	38.06%	10.36%	6.78%	17.69%	6.15%
Korea Composite Stock Price Index[3]		2.50%	8.36%	43.03%	8.71%	9.36%	18.08%	4.13%
Lipper Pacific ex Japan Funds Category Average[4]		0.83%	1.66%	28.19%	8.61%	11.52%	14.05%	6.97%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 63 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

5  Calculated from 12/31/94.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Samsung Electronics Co., Ltd.	Information Technology	11.1%
Kia Motors Corp.	Consumer Discretionary	3.9%
Hyundai Mobis	Consumer Discretionary	3.3%
Dongbu Insurance Co., Ltd.	Financials	3.2%
POSCO	Materials	3.1%
Shinhan Financial Group Co., Ltd.	Financials	3.0%
LG Chem, Ltd.	Materials	3.0%
Hyundai Motor Co., Ltd., 2nd Pfd.	Consumer Discretionary	2.8%
KB Financial Group, Inc.	Financials	2.8%
Hyundai Motor Co.	Consumer Discretionary	2.6%
% OF ASSETS IN TOP TEN		38.8%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 45

SECTOR ALLOCATION (%)

Consumer Discretionary	28.9
Financials	19.6
Information Technology	18.9
Materials	10.6
Industrials	7.0
Consumer Staples	6.9
Telecommunication Services	2.9
Energy	1.9
Health Care	1.6
Cash And Other Assets, Less Liabilities	1.7

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	62.0
Mid Cap ($1B–$5B)	26.1
Small Cap (under $1B)	10.2
Cash and Other Assets, Less Liabilities	1.7

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Korea Fund

Portfolio Manager Commentary (continued)

1,000 level. However, a rapid appreciation over the short term may negatively impact Korea exporters.

No further improvements between North and South Korean relations were made during the first half of the year. North Korean leaders visited China seeking economic assistance and announced a joint economic partnership plan. We see little impact from this event and the uncertainty surrounding North Korea remains a key risk facing South Korea.

Korean financial reporting standards have been improving among companies with assets of more than approximately US$2 billion, which will now be required to comply with International Financial Reporting Standards. We expect overall transparency to improve with this new policy.

Overall, we remain positive over Korea's long-term growth prospects and the global competitiveness of Korean firms. We continue to focus on companies that are well-positioned to benefit from Korea's long-term developments and seek to invest in high-quality, globally competitive companies.

46 MATTHEWS ASIA FUNDS

Matthews Korea Fund  June 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 94.3%

	Shares	Value
CONSUMER DISCRETIONARY: 26.0%
Automobiles: 6.5%
Kia Motors Corp.	110,377	$7,508,738
Hyundai Motor Co.	22,590	5,036,071
		12,544,809
Hotels, Restaurants & Leisure: 5.2%
Shinsegae Food Co., Ltd.	44,993	3,796,511
Modetour Network, Inc.	105,937	3,786,852
Grand Korea Leisure Co., Ltd.	125,430	2,385,358
		9,968,721
Auto Components: 5.1%
Hyundai Mobis	16,724	6,292,487
Hankook Tire Co., Ltd.	79,330	3,393,905
		9,686,392
Multiline Retail: 3.3%
Hyundai Department Store Co., Ltd.	24,693	4,020,570
Shinsegae Co., Ltd.	4,063	1,291,986
Hyundai Greenfood Co., Ltd.	75,940	980,937
		6,293,493
Media: 2.7%
Cheil Worldwide, Inc.	180,720	2,689,462
CJ CGV Co., Ltd.	91,700	2,548,604
		5,238,066
Internet & Catalog Retail: 1.7%
Hyundai Home Shopping Network Corp.	27,944	3,349,883
Household Durables: 1.4%
LG Electronics, Inc.	34,360	2,679,083
Specialty Retail: 0.1%
Shinsegae International Co., Ltd.[b,c]	1,855	112,935
Total Consumer Discretionary		49,873,382
INFORMATION TECHNOLOGY: 18.9%
Semiconductors & Semiconductor Equipment: 11.1%
Samsung Electronics Co., Ltd.	27,473	21,352,822
Internet Software & Services: 3.5%
NHN Corp.[c]	20,257	3,591,299
Daum Communications Corp.	29,889	3,118,300
		6,709,599
Electronic Equipment, Instruments & Components: 2.9%
Samsung Electro-Mechanics Co., Ltd.	22,622	1,962,211
LG Display Co., Ltd. ADR	130,200	1,829,310
Uju Electronics Co., Ltd.	80,270	1,687,027
		5,478,548
Software: 1.4%
Neowiz Games Corp.[c]	54,674	2,713,714
Total Information Technology		36,254,683
	Shares	Value
FINANCIALS: 18.5%
Commercial Banks: 7.4%
Shinhan Financial Group Co., Ltd.	120,279	$5,751,697
KB Financial Group, Inc.	112,916	5,367,808
Hana Financial Group, Inc.	89,050	3,124,748
		14,244,253
Insurance: 7.0%
Dongbu Insurance Co., Ltd.	119,090	6,218,215
Samsung Fire & Marine Insurance Co., Ltd.	18,142	4,221,406
Hyundai Marine & Fire Insurance Co., Ltd.	100,420	3,000,568
		13,440,189
Capital Markets: 3.2%
Kiwoom Securities Co., Ltd.	73,608	3,886,880
Samsung Securities Co., Ltd.	30,702	2,285,257
		6,172,137
Diversified Financial Services: 0.9%
NICE Information Service Co., Ltd.	62,489	1,631,331
Total Financials		35,487,910
MATERIALS: 10.6%
Chemicals: 6.6%
LG Chem, Ltd.	12,453	5,722,749
OCI Materials Co., Ltd.	25,428	3,180,972
Hyosung Corp.	27,709	2,389,569
KPX Chemical Co., Ltd.	23,837	1,408,144
		12,701,434
Metals & Mining: 4.0%
POSCO ADR	55,200	5,995,824
Poongsan Corp.	43,260	1,568,770
		7,564,594
Total Materials		20,266,028
INDUSTRIALS: 7.0%
Construction & Engineering: 4.2%
Samsung Engineering Co., Ltd.	16,905	4,054,085
Hyundai Engineering & Construction Co., Ltd.	37,341	3,026,411
HanmiGlobal Co., Ltd.	120,600	1,044,629
		8,125,125
Electrical Equipment: 1.3%
LS Corp.	24,300	2,513,920
Commercial Services & Supplies: 1.0%
KEPCO Plant Service & Engineering Co., Ltd.	64,988	1,926,915
Industrial Conglomerates: 0.5%
Samsung Techwin Co., Ltd.	9,688	846,187
Total Industrials		13,412,147
CONSUMER STAPLES: 6.9%
Food Products: 2.3%
Orion Corp.	6,863	2,931,230
Binggrae Co., Ltd.	24,895	1,440,528
		4,371,758

matthewsasia.com | 800.789.ASIA 47

Matthews Korea Fund  June 30, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: (continued)

	Shares	Value
Household Products: 1.9%
LG Household & Health Care, Ltd.	8,654	$3,720,495
Personal Products: 1.8%
Amorepacific Corp.	3,041	3,400,453
Tobacco: 0.9%
KT&G Corp.	27,863	1,732,874
Total Consumer Staples		13,225,580
TELECOMMUNICATION SERVICES: 2.9%
Wireless Telecommunication Services: 2.0%
SK Telecom Co., Ltd.	25,138	3,796,837
Diversified Telecommunication Services: 0.9%
KT Corp.	48,404	1,845,577
Total Telecommunication Services		5,642,414
ENERGY: 1.9%
Oil, Gas & Consumable Fuels: 1.9%
SK Innovation Co., Ltd.	19,660	3,712,090
Total Energy		3,712,090
HEALTH CARE: 1.6%
Pharmaceuticals: 1.6%
Dong-A Pharmaceutical Co., Ltd.	23,682	2,105,017
Yuhan Corp.	7,945	1,005,039
Total Health Care		3,110,056
TOTAL COMMON EQUITIES		180,984,290
(Cost $116,687,793)

PREFERRED EQUITIES: 4.0%

	Shares	Value
CONSUMER DISCRETIONARY: 2.9%
Automobiles: 2.9%
Hyundai Motor Co., Ltd., 2nd Pfd.	70,002	$5,412,656
Total Consumer Discretionary		5,412,656
FINANCIALS: 1.1%
Insurance: 1.1%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	29,001	2,132,327
Total Financials		2,132,327
TOTAL PREFERRED EQUITIES		7,544,983
(Cost $4,643,969)
TOTAL INVESTMENTS: 98.3%		188,529,273
(Cost $121,331,762d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.7%		3,343,848
NET ASSETS: 100.0%		$191,873,121

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Illiquid security.

c  Non-income producing security.

d  Cost for federal income tax purposes is $121,857,448 and net unrealized appreciation consists of:

Gross unrealized appreciation	$68,997,761
Gross unrealized depreciation	(2,325,936)
Net unrealized appreciation	$66,671,825

ADR  American Depositary Receipt

Pfd.  Preferred

See accompanying notes to financial statements.

48 MATTHEWS ASIA FUNDS

ASIA SMALL COMPANY STRATEGIES

PORTFOLIO MANAGERS

Lydia So

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

Investor Class
Ticker	MSMLX
CUSIP	577125206
Inception	9/15/08
NAV	$21.72
Initial Investment	$2,500
Gross Expense Ratio	1.59%
After Fee Waiver, Reimbursement and Recoupment[1]	1.63%

Portfolio Statistics

Total # of Positions	76
Net Assets	$466.2 million
Weighted Average Market Cap	$1.4 billion
Portfolio Turnover	23.99%[2]

Benchmark

MSCI AC Asia ex Japan Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of small companies located in Asia, excluding Japan.

1  The Advisor has contractually agreed to waive certain fees and reimburse certain expenses for Matthews Asia Small Companies Fund. Please see page 99 for additional information. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary

For the first half of 2011, the Matthews Asia Small Companies Fund gained 2.65%, outperforming its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, which lost –3.29%. For the quarter ended June 30, the Fund rose 5.18%, while its benchmark fell –0.61%.

During the second quarter of the year, concerns surrounding Europe's sovereign debt issues sent global markets on a roller coaster ride. The circumstances were much like those of the second quarter last year when investors again grew risk averse causing sell-offs in equity markets. In addition, there was growing unease among investors related to China's economic health, including factors such as monetary tightening, inflation, local government solvency and a series of corporate scandals involving Chinese companies listed in the U.S. via reverse mergers. Looking at the rest of the region, inflation became an increasingly sensitive issue in such countries as India, Thailand and Malaysia while inflation figures in Indonesia peaked as food pricing pressure abated.

While headline economic data and a moderation in growth might highlight the challenges and headwinds facing Asian economies, Fund performance in both the first and second quarters was driven primarily by our bottom-up stock picking approach. As we have previously stated, our focus on high-quality, domestically oriented companies has been a crucial factor in Fund performance. On a country basis, a variety of holdings in South Korea, Malaysia and Indonesia were the top contributors during the first half of 2011.

Dongbu Insurance, one of Korea's leading non-life insurance companies, was among the top contributors during this period. Korea's non-life insurance segment has shown evidence of better corporate governance with profit-focused management teams when compared to the country's other financial segments such as commercial banking or life insurance. In addition, the secular growth in demand for long-term care products offers a long-term investment case for non-life insurance firms. Not surprisingly, given concerns over China's macroeconomic health, the Fund's Chinese holdings were the largest detractors from performance during the second quarter. This highlights the importance of staying diversified across countries, which remains a part of our approach.

Rather than focusing on macroeconomic issues, we continued to assess our investment thesis related to existing holdings and to scout for better investment opportunities. In fact, during the quarter, the Fund very actively exited several holdings to make room for more attractive alternatives. We sold off Thai property developer Quality Houses, which proved to be a disappointment when it failed to grow and remain competitive. This firm has lagged its peers in an evolving market and has not been able to deliver on small, affordable condominiums in a well-paced manner and hence lost its growth momentum. Usha Martin, an Indian manufacturer of specialty steel wire products, has not performed up to our expectations in terms of ongoing operation execution. The company did not deliver on the margin expansion that it had projected.

On a brighter note, the portfolio has added some compelling new holdings, including new positions in Dah Chong Hong in Hong Kong and AKR Corporindo in Indonesia. Both companies are distribution businesses with long operational track records. Dah Chong Hong is Hong Kong's dominant distributor of automobiles and food products. Its long-term

(continued)

Closed to most new investors as of November 12, 2010.

matthewsasia.com | 800.789.ASIA 49

PERFORMANCE AS OF JUNE 30, 2011

				Average Annual Total Returns
	3 Months	YTD	1 Year	Inception 9/15/08
Investor Class (MSMLX)	5.18%	2.65%	34.69%	33.32%
MSCI AC Asia ex Japan Small Cap Index[3]	-0.61%	-3.29%	22.86%	22.60%
Lipper Pacific ex Japan Funds Category Average[4]	0.83%	1.66%	28.19%	20.21%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 63 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

5  Calculated from 9/30/08.

TOP TEN HOLDINGS6

	Country	% of Net Assets
St. Shine Optical Co., Ltd.	Taiwan	3.5%
Simplo Technology Co., Ltd.	Taiwan	2.1%
Dongbu Insurance Co., Ltd.	South Korea	2.0%
Pacific Hospital Supply Co., Ltd.	Taiwan	1.9%
Fook Woo Group Holdings, Ltd.	China/Hong Kong	1.9%
Pyeong Hwa Automotive Co., Ltd.	South Korea	1.9%
Trinity, Ltd.	China/Hong Kong	1.9%
Towngas China Co., Ltd.	China/Hong Kong	1.9%
Vinda International Holdings, Ltd.	China/Hong Kong	1.8%
Ipca Laboratories, Ltd.	India	1.8%
% OF ASSETS IN TOP TEN		20.7%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

50 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

Portfolio Manager Commentary (continued)

strategy is to replicate its franchise in mainland China, and we believe that its management team possesses the expertise to implement such plans. AKR Corporindo is Indonesia's largest distributor of chemical products. In our view, the company is well-positioned to supply the raw materials needed for the production of consumer products. It is estimated that the demand for these chemical products in Indonesia is set to grow at 15% to 20% annually as domestic consumption outpaces GDP growth.

Looking ahead, the global economic recovery may be slow and growth in Asia appears to be moderating compared to the sharp recovery following the global financial crisis. However, moderating growth does not affect all sub-segments within an economy. For example, the service sector within Asia's domestic market is continuing to gain in size. We will continue to uncover opportunities in industries that enjoy secular growth as well as companies with solid business models that are poised to benefit from the region's long-term trends and developments.

Investing in small- and mid-size companies is more risky and volatile than investing in large companies as they may be more volatile and less liquid than larger companies.

COUNTRY ALLOCATION (%)

China/Hong Kong	30.8
India	18.6
Taiwan	16.9
South Korea	13.1
Malaysia	6.7
Indonesia	5.2
Singapore	3.6
Thailand	2.6
Cash And Other Assets, Less Liabilities	2.5

SECTOR ALLOCATION (%)

Consumer Discretionary	21.6
Information Technology	18.1
Industrials	16.8
Financials	12.7
Health Care	10.5
Materials	8.7
Consumer Staples	7.2
Utilities	1.9
Cash And Other Assets, Less Liabilities	2.5

MARKET CAP EXPOSURE (%)7,8

Large Cap (over $5B)	0.8
Mid Cap ($1B–$5B)	51.9
Small Cap (under $1B)	44.8
Cash and Other Assets, Less Liabilities	2.5

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion.

matthewsasia.com | 800.789.ASIA 51

Matthews Asia Small Companies Fund  June 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 97.5%

	Shares	Value
CHINA/HONG KONG: 30.8%
Fook Woo Group Holdings, Ltd.[b]	28,404,000	$8,979,291
Trinity, Ltd.	8,570,000	8,655,683
Towngas China Co., Ltd.	16,171,000	8,641,283
Vinda International Holdings, Ltd.	7,624,000	8,577,580
Yip's Chemical Holdings, Ltd.	7,338,000	8,502,881
Comba Telecom Systems Holdings, Ltd.	7,408,511	7,829,122
Xingda International Holdings, Ltd.	6,922,000	6,775,286
Hengdeli Holdings, Ltd.	12,460,000	6,600,356
Minth Group, Ltd.	3,886,000	6,301,174
Silver Base Group Holdings, Ltd.	5,962,000	6,166,051
KWG Property Holding, Ltd.	9,002,000	6,019,736
Xinyi Glass Holdings Co., Ltd.	5,878,000	5,851,664
Singamas Container Holdings, Ltd.	14,388,000	5,738,400
PCD Stores Group, Ltd.	23,802,900	5,553,594
Kingdee International Software Group Co., Ltd.	10,125,600	5,456,860
Dalian Port PDA Co., Ltd. H Shares	14,078,000	4,984,960
International Mining Machinery Holdings, Ltd.	4,634,500	4,461,443
Kosmopolito Hotels International, Ltd.[b]	19,226,000	4,364,243
AAC Acoustic Technologies Holdings, Inc.	1,748,000	4,090,528
Dah Chong Hong Holdings, Ltd.	3,348,000	4,003,134
China Kanghui Holdings, Inc. ADR[b]	164,600	3,859,870
Lee's Pharmaceutical Holdings, Ltd.	9,975,000	3,742,403
Ming Fai International Holdings, Ltd.	11,831,000	3,381,406
Wasion Group Holdings, Ltd.	5,652,000	2,660,635
TAL Education Group ADR[b]	238,462	2,587,313
Total China/Hong Kong		143,784,896
INDIA: 18.6%
Ipca Laboratories, Ltd.	1,106,851	8,552,038
GlaxoSmithKline Consumer Healthcare, Ltd.	156,874	8,434,226
Gujarat Pipavav Port, Ltd.[b]	5,749,894	8,403,519
Castrol India, Ltd.	564,887	6,701,471
CMC, Ltd.	252,014	6,358,853
Federal Bank, Ltd.	582,116	5,906,390
CRISIL, Ltd.	36,912	5,736,357
Exide Industries, Ltd.	1,529,862	5,543,151
AIA Engineering, Ltd.	545,397	4,545,941
Page Industries, Ltd.	105,710	4,516,781
Emami, Ltd.	410,721	4,383,896
Polaris Software Lab, Ltd.	1,075,553	4,339,828
Bajaj Electricals, Ltd.	717,688	3,870,227
Thermax, Ltd.	287,575	3,831,867
Jyothy Laboratories, Ltd.	621,333	3,025,180
India Infoline, Ltd.	1,268,196	2,509,517
Total India		86,659,242
	Shares	Value
TAIWAN: 16.9%
St. Shine Optical Co., Ltd.	1,089,492	$16,552,723
Simplo Technology Co., Ltd.	1,183,100	9,562,518
Pacific Hospital Supply Co., Ltd.	2,262,155	9,039,642
Wah Lee Industrial Corp.	4,424,000	8,227,998
TXC Corp.	4,549,799	7,976,331
Chroma ATE, Inc.	2,450,078	7,814,221
Synnex Technology International Corp.	3,176,523	7,722,980
Formosa International Hotels Corp.	362,470	6,875,755
Richtek Technology Corp.	755,550	5,200,901
Total Taiwan		78,973,069
SOUTH KOREA: 13.1%
Dongbu Insurance Co., Ltd.	182,220	9,514,512
Pyeong Hwa Automotive Co., Ltd.	427,232	8,680,143
POSCO Chemtech Co., Ltd.	48,296	7,485,017
OCI Materials Co., Ltd.	58,681	7,340,828
Cheil Worldwide, Inc.	492,725	7,332,698
Modetour Network, Inc.	188,906	6,752,683
KEPCO Plant Service & Engineering Co., Ltd.	172,267	5,107,770
Kiwoom Securities Co., Ltd.	91,576	4,835,683
Korea Zinc Co., Ltd.	9,430	3,632,577
Shinsegae International Co., Ltd.[b,c]	4,280	260,572
Total South Korea		60,942,483
MALAYSIA: 6.7%
Dialog Group BHD	8,861,138	8,120,133
Alliance Financial Group BHD	6,771,700	7,139,881
KPJ Healthcare BHD	4,637,600	7,104,513
KFC Holdings Malaysia BHD	4,983,460	6,360,550
LPI Capital BHD	526,500	2,404,163
Total Malaysia	`	31,129,240
INDONESIA: 5.2%
PT Jasa Marga[b]	15,001,000	6,354,530
PT Nippon Indosari Corpindo	18,088,000	5,974,182
PT Bank Tabungan Pensiunan Nasional[b]	15,476,000	5,872,670
PT AKR Corporindo	22,324,500	5,541,122
PT Sumber Alfaria Trijaya	1,539,500	611,005
Total Indonesia		24,353,509
SINGAPORE: 3.6%
CSE Global, Ltd.	6,775,000	6,964,676
Amtek Engineering, Ltd.[b]	7,435,000	6,020,002
Keppel Land, Ltd.	1,223,000	3,613,812
Total Singapore		16,598,490

52 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund  June 30, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
THAILAND: 2.6%
Dynasty Ceramic Public Co., Ltd.	4,003,500	$6,097,086
Tisco Financial Group Public Co., Ltd.	4,451,400	5,456,742
Tisco Financial Group Public Co., Ltd. NVDR	322,900	395,827
Total Thailand		11,949,655
TOTAL INVESTMENTS: 97.5%		454,390,584
(Cost $383,819,270d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.5%		11,832,358
NET ASSETS: 100.0%		$466,222,942

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Illiquid security.

d  Cost for federal income tax purposes is $383,857,802 and net unrealized appreciation consists of:

Gross unrealized appreciation	$86,101,305
Gross unrealized depreciation	(15,568,523)
Net unrealized appreciation	$70,532,782

ADR  American Depositary Receipt

BHD  Berhad

NVDR  Non-voting Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 53

ASIA SMALL COMPANY STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Henry Zhang, CFA

Co-Manager

FUND FACTS

Investor Class
Ticker	MCSMX
CUSIP	577125404
Inception	5/31/11
NAV	$9.60
Initial Investment	$2,500
Gross Expense Ratio	2.99%
After Fee Waiver, Reimbursement and Recoupment[1]	2.00%

Portfolio Statistics

Total # of Positions	46
Net Assets	$3.2 million
Weighted Average Market Cap	$1.7 billion
Portfolio Turnover	N/A2

Benchmark

MSCI China Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  The Advisor has contractually agreed to waive certain fees and reimburse certain expenses for Matthews China Small Companies Fund. Please see page 99 for additional information. Matthews Asia Funds does not charge 12b-1 fees.

2  Not annualized. The Fund commenced operations on May 31, 2011

Matthews China Small Companies Fund

Portfolio Manager Commentary

The Matthews China Small Companies Fund was launched on May 31, 2011. For the period ended June 30, the Fund declined –4.00%, while its benchmark, the MSCI China Small Cap Index, declined –5.66%.

The Matthews China Small Companies Fund was introduced based on our conviction that small businesses are benefiting from China's shift to a market economy and are playing an increasingly important role in China's overall economy. It is estimated that small and medium enterprises (SMEs) account for more than half of both China's total GDP and its industrial output. Compared to China's traditional state-owned enterprises, the mostly privately run SMEs are generally more efficient and dynamic, with better-incentivized management teams seeking to maximize profitability. Over the past five years, the number of publicly listed Chinese companies with market capitalizations under US$3 billion has nearly doubled. These companies cover a wide range of industries including machinery, retail, leisure, education, software and health care. The expanding small company universe has provided us with a significant hunting ground for quality companies.

In constructing this portfolio, we seek companies (generally with market capitalizations under US$3 billion) that are in their initial stage of growth and have the potential to become industry leaders. We focus on companies with compelling business models and management teams capable of delivering sustainable growth. We also look for companies with the ability to capitalize on favorable long-term trends and that employ a disciplined use of capital.

Ajisen China Holdings, an operator of a chain of casual restaurants offering Japanese ramen and Japanese-style dishes in China and Hong Kong, is a Fund holding which illustrates our investment approach. The company started its business in Hong Kong through a franchise agreement with Shigemitsu, a Japanese ramen maker, and entered the mainland Chinese market in 2001. Ajisen adopts a vertically integrated business model and is involved in the entire supply chain from food development and production to sales and marketing. In addition to receiving technological support from Shigemitsu, the company has managed to industrialize and standardize its ramen production. This standardization has enabled Ajisen to accelerate its store rollout plan, and the firm is expected to open more than 200 new restaurants in China over the next two years. During this time, the company has maintained a healthy balance sheet with a net cash position. Management has a track record of delivering sustainable growth through the disciplined use of capital. We believe Ajisen, which has a market cap of about US$2 billion, is in its initial growth stage and has the potential to become a dominant player in China's fast-growing yet fragmented restaurant industry.

During the month of June, the stocks of Chinese small companies experienced a significant decline. Investors were mostly worried about ongoing inflation and the potential for a hard landing following aggressive government tightening measures. We believe that both inflation and tightening efforts are likely reaching their peaks in the cycle, and this may signal a gradual slowdown in economic growth as inflation wanes.
Chinese equities, especially small companies, were negatively impacted when some U.S.-listed Chinese firms came under scrutiny following

(continued)

54 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2011

Actual Return, Not Annualized
Inception 5/31/11
Investor Class (MCSMX)	-4.00%
MSCI China Small Cap Index[3]	-5.66%
Lipper China Funds Category Average[4]	-4.13%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 63 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
Ajisen China Holdings, Ltd.	Consumer Discretionary	3.1%
NVC Lighting Holdings, Ltd.	Consumer Staples	2.8%
Taiwan Hon Chuan Enterprise Co., Ltd.	Materials	2.7%
Sany Heavy Equipment International Holdings Co., Ltd.	Industrials	2.6%
Towngas China Co., Ltd.	Utilities	2.6%
Sino Biopharmaceutical	Health Care	2.5%
Trinity, Ltd.	Consumer Discretionary	2.5%
Home Inns & Hotels Management, Inc.	Consumer Discretionary	2.5%
Wumart Stores, Inc.	Consumer Staples	2.5%
Digital China Holdings, Ltd.	Information Technology	2.4%
% OF ASSETS IN TOP TEN		26.2%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 55

SECTOR ALLOCATION (%)

Consumer Discretionary	23.5
Consumer Staples	16.0
Industrials	12.6
Information Technology	12.4
Health Care	7.6
Materials	7.3
Utilities	2.6
Financials	2.3
Cash And Other Assets, Less Liabilities	15.7

MARKET CAP EXPOSURE (%)6

Large Cap (over $5B)	0.0
Mid Cap ($1B–$5B)	59.0
Small Cap (under $1B)	25.3
Cash and Other Assets, Less Liabilities	15.7

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Small Companies Fund

Portfolio Manager Commentary (continued)

allegations of fraud. As a result, the sentiment toward overseas-listed Chinese equities was negative during the second quarter. In our stock selection process, we are cautious when we see signs of inconsistencies in corporate financial reporting. Before investing in a company, our due diligence efforts include on-the-ground visits with company representatives and talks with different layers of management, checks with company suppliers and competitors as well as industry experts. We believe these steps serve as a strong screening process and help us select companies that are capable of offering real and sustainable growth.

As of June 30, the Fund held 46 stocks across eight major sectors. Relative to the benchmark, the Fund is overweight the consumer discretionary, information technology and health care sectors. We hold a long-term conviction in the strength of Chinese consumers; however, we also find that small Chinese companies have a particular niche and competitive advantage in domestic service-oriented industries such as leisure, education, high tech and health care. The Fund is underweight the financials, telecom services and energy sectors, which are normally dominated by large-cap, state-owned enterprises. While short-term volatility is generally higher for small companies than it is for China's big "blue chip" names, we remain focused on finding long-term winners in their nascent growth stages and strongly believe that there are many opportunities in the small company universe. We look forward to adding value to the Fund and its shareholders.

Investing in small- and mid-size companies is more risky and volatile than investing in large companies as they may be more volatile and less liquid than larger companies.

56 MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund  June 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 84.3%

	Shares	Value
CONSUMER DISCRETIONARY: 23.5%
Hotels, Restaurants & Leisure: 6.9%
Ajisen China Holdings, Ltd.	48,000	$99,687
Home Inns & Hotels Management, Inc. ADR[b]	2,100	79,884
Gourmet Master Co., Ltd.[b]	5,000	45,339
		224,910
Distributors: 4.4%
Dah Chong Hong Holdings, Ltd.	60,000	71,741
Sparkle Roll Group, Ltd.	376,000	71,263
		143,004
Textiles, Apparel & Luxury Goods: 4.0%
Trinity, Ltd.	80,000	80,800
Anta Sports Products, Ltd.	28,000	50,197
		130,997
Media: 2.5%
Television Broadcasts, Ltd.	12,000	79,540
Specialty Retail: 1.8%
Hengdeli Holdings, Ltd.	108,000	57,210
Diversified Consumer Services: 1.3%
TAL Education Group ADR[b]	3,800	41,230
Leisure Equipment & Products: 1.1%
Goodbaby International Holdings, Ltd.	78,000	35,660
Multiline Retail: 0.8%
PCD Stores Group, Ltd.	116,000	27,065
Internet & Catalog Retail: 0.7%
E-Commerce China Dangdang, Inc. ADR[b]	2,000	23,180
Total Consumer Discretionary		762,796
CONSUMER STAPLES: 16.0%
Food Products: 6.6%
China Fishery Group, Ltd.	56,000	78,567
Hsu Fu Chi International, Ltd.	20,000	65,131
Shenguan Holdings Group, Ltd.	64,000	45,282
Asian Citrus Holdings, Ltd.	27,000	24,596
		213,576
Household Products: 4.8%
NVC Lighting Holdings, Ltd.	176,000	91,219
Vinda International Holdings, Ltd.	58,000	65,254
		156,473
Food & Staples Retailing: 4.6%
Wumart Stores, Inc. H Shares	32,000	79,876
Lianhua Supermarket Holdings Co., Ltd. H Shares	30,000	68,786
		148,662
Total Consumer Staples		518,711
	Shares	Value
INDUSTRIALS: 12.6%
Machinery: 5.4%
Sany Heavy Equipment International Holdings Co., Ltd.	74,000	$84,611
Haitian International Holdings, Ltd.	50,000	64,905
EVA Precision Industrial Holdings, Ltd.	86,000	26,419
		175,935
Transportation Infrastructure: 3.1%
Dalian Port PDA Co., Ltd. H Shares	152,000	53,823
Yuexiu Transport Infrastructure, Ltd.	96,000	48,876
		102,699
Marine: 1.5%
SITC International Holdings Co., Ltd.	88,000	47,525
Industrial Conglomerates: 1.4%
Chongqing Machinery & Electric Co., Ltd. H Shares	138,000	44,562
Electrical Equipment: 1.2%
Hangzhou Steam Turbine Co., Ltd. B Shares	27,530	39,547
Total Industrials		410,268
INFORMATION TECHNOLOGY: 12.4%
Semiconductors & Semiconductor Equipment: 3.3%
Spreadtrum Communications, Inc. ADR[b]	4,300	67,768
RDA Microelectronics, Inc. ADR[b]	4,400	39,556
		107,324
Software: 3.0%
VanceInfo Technologies, Inc., ADR[b]	2,500	57,775
Kingdee International Software Group Co., Ltd.	72,000	38,802
		96,577
Electronic Equipment, Instruments & Components: 2.4%
Digital China Holdings, Ltd.	49,000	79,565
Communications Equipment: 2.4%
Comba Telecom Systems Holdings, Ltd.	74,500	78,730
Internet Software & Services: 1.3%
21Vianet Group, Inc. ADR[b]	3,100	42,594
Total Information Technology		404,790
HEALTH CARE: 7.6%
Biotechnology: 2.5%
Sino Biopharmaceutical	228,000	82,099
Life Sciences Tools & Services: 2.2%
WuXi PharmaTech Cayman, Inc. ADR[b]	4,000	70,240
Health Care Equipment & Supplies: 2.0%
China Kanghui Holdings, Inc. ADR[b]	2,800	65,660
Pharmaceuticals: 0.9%
The United Laboratories International Holdings, Ltd.	20,000	29,632
Total Health Care		247,631

matthewsasia.com | 800.789.ASIA 57

Matthews China Small Companies Fund  June 30, 2011

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
MATERIALS: 7.3%
Containers & Packaging: 3.9%
Taiwan Hon Chuan Enterprise Co., Ltd.	29,000	$87,436
Greatview Aseptic Packaging Co., Ltd.[b]	67,000	40,670
		128,106
Chemicals: 1.7%
Yip's Chemical Holdings, Ltd.	48,000	55,620
Metals & Mining: 1.7%
Sinoref Holdings, Ltd.	304,000	54,177
Total Materials		237,903
UTILITIES: 2.6%
Gas Utilities: 2.6%
Towngas China Co., Ltd.	157,000	83,896
Total Utilities		83,896
FINANCIALS: 2.3%
Real Estate Management & Development: 2.3%
China Overseas Grand Oceans Group, Ltd.	57,000	74,421
Total Financials		74,421
TOTAL INVESTMENTS: 84.3%		2,740,416
(Cost $2,739,960c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 15.7%		508,656
NET ASSETS: 100.0%		$3,249,072

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $2,739,960 and net unrealized appreciation consists of:

Gross unrealized appreciation	$65,728
Gross unrealized depreciation	(65,272)
Net unrealized appreciation	$456

ADR  American Depositary Receipt

See accompanying notes to financial statements.

58 MATTHEWS ASIA FUNDS

ASIA SPECIALTY STRATEGY

PORTFOLIO MANAGERS

J. Michael Oh

Lead Manager

Lydia So

Co-Manager

FUND FACTS

Investor Class
Ticker	MATFX
CUSIP	577130883
Inception	12/27/99
NAV	$9.90
Initial Investment	$2,500
Gross Expense Ratio[1]	1.26%

Portfolio Statistics

Total # of Positions	60
Net Assets	$184.0 million
Weighted Average Market Cap	$18.7 billion
Portfolio Turnover	61.61%[2]

Benchmark

MSCI AC Asia IT and Telecom Services Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive more than 50% of their revenues from the sale of products or services in science- and technology-related industries and services.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary

For the first half of 2011, the Matthews Asia Science and Technology Fund returned 0.10%, while its benchmark, the MSCI All Country Asia IT and Telecom Services Index, declined –3.68%. For the quarter ended June 30, the Fund declined –0.70%, while the benchmark fell –0.69%.

Overall, Asia's technology sector remained sluggish during the first half of the year, hurt by lower-than-expected overall demand in information technology products and services and Europe's ongoing financial instability. The hardware industry was particularly impacted as demand for PCs remained weak. The PC industry still makes up a large share of the Asian technology hardware sector and this weakness impaired overall sentiment in the Asian technology sector. Earlier in the year, however, we trimmed PC-related positions, and this benefited the Fund's relative performance.

Notable bright spots among Asia's hardware sector have been in the smartphone and tablet-related industries. Key component suppliers to major smartphone and tablet makers performed well during the first half of the year. However, smartphones and tablets still comprise only a small part of the market and were not able to carry the entire sector into positive territory.

Another bright spot was the Chinese Internet space. Social networking companies around the globe garnered investor attention as their valuations reached new highs during the first quarter of the year. However, as concerns surfaced regarding the transparency and corporate governance of Chinese companies listed in the U.S., this segment underwent a correction late in the second quarter. Despite this, the Fund's Chinese Internet holdings performed strongly during this period and most were still able to maintain positive gains. In our view, the long-term prospects for China's IT and Internet sector remain compelling despite these recent challenges. Overall Internet usage surpassed 400 million users as of the end of 2010, yet overall penetration rates remain relatively low at approximately 32% compared to about 75% for the U.S. We expect volatility in the sector to remain high as investor expectations for this segment continue to fluctuate. Chinese Internet holdings make up a large part of the portfolio, and we continue to look for industry leaders with dominant market position that are benefiting from long-term developments in the sector.

On a country basis, Japan was among the top contributors to the Fund during the first half of the year. Despite the strong yen and the recent earthquake and tsunami, the portfolio's Japanese holdings were positive contributors as a result of their strong technology and dominant positions in the global technology sector. In Japan, we seek companies that have gained monopolistic positions in their respective industries via technological know-how. This strategy has helped the Fund's holdings perform well despite the country's natural disasters. On the other hand, the portfolio's Taiwanese holdings were the largest detractors of Fund performance as most were hardware-related firms. We continue to search for more opportunities among Taiwanese firms that supply components to smartphone and tablet makers.

Globally, during the first half of the year, we saw a rapid decline of once-prominent mobile handset makers Nokia and Research in Motion (the

(continued)

matthewsasia.com | 800.789.ASIA 59

PERFORMANCE AS OF JUNE 30, 2011

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Inception 12/27/99
Investor Class (MATFX)	-0.70%	0.10%	27.03%	9.10%	8.43%	9.25%	0.41%
MSCI AC Asia IT and Telecom Services Index[3]	-0.69%	-3.68%	18.36%	2.82%	4.02%	4.22%	-4.43%[4]
Lipper Global Sciences and Technology Funds Category Average[5]	-1.87%	3.41%	31.88%	9.93%	8.83%	3.45%	-2.09%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  Formerly known as MSCI/Matthews Asian Technology Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 63 for index definition.

4  Calculated from 12/31/99.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Baidu, Inc.	China/Hong Kong	7.7%
Samsung Electronics Co., Ltd.	South Korea	4.8%
St. Shine Optical Co., Ltd.	Taiwan	2.9%
Omron Corp.	Japan	2.4%
Spreadtrum Communications, Inc.	China/Hong Kong	2.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.2%
Toshiba Corp.	Japan	2.2%
Simplo Technology Co., Ltd.	Taiwan	2.2%
Hon Hai Precision Industry Co., Ltd.	Taiwan	2.1%
NHN Corp.	South Korea	2.1%
% OF ASSETS IN TOP TEN		31.0%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

60 MATTHEWS ASIA FUNDS

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary (continued)

maker of Blackberry-branded mobile devices). Once viewed as industry leaders not long ago, these companies failed to transition successfully as the smartphone revolution took place. Both companies were slower than their competitors to adapt, and by the end of June, lost more than 40% of their market value. HTC, a Fund holding and relative newcomer in the mobile phone industry, is now commanding a larger market capitalization than both Nokia and Research in Motion. This demonstrates how quickly trends in the technology sector can change and how the industry landscape can be altered within a matter of a few quarters.

Overall sentiment toward the Asian technology sector remains weak amid global financial instability and weakened consumer demand for technology products. However, we continue to look for opportunities in such secular growth industries in Asia as factory automation, Internet and IT services that are poised to benefit from long-term, regional developments.

Sector funds may be subject to a higher degree of market risk than diversified funds because of a concentration in a specific sector. The Fund's value may be affected by changes in the science and technology-related industries.

COUNTRY ALLOCATION (%)7

China/Hong Kong	29.6
Japan	22.1
Taiwan	18.5
South Korea	17.1
India	5.3
United States	2.0
Indonesia	1.6
Malaysia	1.3
Vietnam	0.5
Cash And Other Assets, Less Liabilities	2.0

SECTOR ALLOCATION (%)

Information Technology	67.5
Health Care	8.3
Industrials	7.5
Consumer Discretionary	5.3
Materials	4.5
Telecommunication Services	3.6
Financials	1.3
Cash And Other Assets, Less Liabilities	2.0

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	54.1
Mid Cap ($1B–$5B)	25.4
Small Cap (under $1B)	18.5
Cash and Other Assets, Less Liabilities	2.0

7  The United States is not included in the MSCI AC Asia IT and Telecom Services Index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 61

Matthews Asia Science and Technology Fund  June 30, 2011

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.0%

	Shares	Value
CHINA/HONG KONG: 29.6%
Baidu, Inc. ADR[b]	101,000	$14,153,130
Spreadtrum Communications, Inc. ADR[b]	277,400	4,371,824
Kingdee International Software Group Co., Ltd.	5,518,000	2,973,745
Digital China Holdings, Ltd.	1,821,000	2,956,905
ZTE Corp. H Shares	808,544	2,940,986
AAC Acoustic Technologies Holdings, Inc.	1,204,000	2,817,503
Kingboard Laminates Holdings, Ltd.	3,387,000	2,665,870
Sunny Optical Technology Group Co., Ltd.	9,557,000	2,606,902
Sinopharm Group Co., Ltd. H Shares	749,200	2,525,098
Ctrip.com International, Ltd. ADR[b]	54,626	2,353,288
WuXi PharmaTech Cayman, Inc. ADR[b]	125,000	2,195,000
EVA Precision Industrial Holdings, Ltd.	6,812,000	2,092,634
NetEase.com, Inc. ADR[b]	45,500	2,051,595
China Mobile, Ltd. ADR	40,500	1,894,590
Airtac International Group	229,000	1,841,007
China Communications Services Corp., Ltd. H Shares	3,098,000	1,834,396
21Vianet Group, Inc. ADR[b]	80,900	1,111,566
VanceInfo Technologies, Inc. ADR[b]	44,000	1,016,840
Total China/Hong Kong		54,402,879
JAPAN: 22.1%
Omron Corp.	161,400	4,488,273
Toshiba Corp.	772,000	4,070,251
Canon, Inc.	76,200	3,624,554
Kakaku.com, Inc.	508	3,572,177
Nabtesco Corp.	142,100	3,442,405
Hitachi, Ltd.	533,000	3,163,357
Yahoo! Japan Corp.	8,357	2,876,027
Asahi Intecc Co., Ltd.	126,900	2,873,909
FANUC Corp.	15,200	2,541,791
Murata Manufacturing Co., Ltd.	37,600	2,513,878
Rakuten, Inc.	2,202	2,279,124
SMC Corp.	11,100	2,000,997
Ibiden Co., Ltd.	58,400	1,828,383
Keyence Corp.	4,900	1,391,261
Total Japan		40,666,387
TAIWAN: 18.5%
St. Shine Optical Co., Ltd.	349,000	5,302,380
Taiwan Semiconductor Manufacturing Co., Ltd.	1,635,933	4,122,977
Simplo Technology Co., Ltd.	496,800	4,015,433
Hon Hai Precision Industry Co., Ltd.	1,124,893	3,872,775
TXC Corp.	1,955,098	3,427,516
Synnex Technology International Corp.	1,391,447	3,382,981
HTC Corp.	92,200	3,117,395
Delta Electronics, Inc.	757,000	2,788,764
Chroma ATE, Inc.	784,000	2,500,471
Richtek Technology Corp.	219,308	1,509,628
Total Taiwan		34,040,320
	Shares	Value
SOUTH KOREA: 17.1%
Samsung Electronics Co., Ltd.	11,469	$8,914,044
NHN Corp.[b]	21,618	3,832,587
OCI Materials Co., Ltd.	25,913	3,241,644
Samsung Electro-Mechanics Co., Ltd.	36,002	3,122,779
LG Chem, Ltd.	6,305	2,897,449
Kiwoom Securities Co., Ltd.	46,476	2,454,171
Cheil Industries, Inc.	17,654	2,117,286
JVM Co., Ltd.[b]	57,042	1,811,196
Uju Electronics Co., Ltd.	83,893	1,763,171
LG Display Co., Ltd. ADR	98,800	1,388,140
Total South Korea		31,542,467
INDIA: 5.3%
Info Edge India, Ltd.	218,526	3,542,526
Exide Industries, Ltd.	698,480	2,530,803
Infosys, Ltd.	29,017	1,893,086
Polaris Software Lab, Ltd.	456,702	1,842,780
Total India		9,809,195
UNITED STATES: 2.0%
Cognizant Technology Solutions Corp., Class Ab	49,500	3,630,330
Total United States		3,630,330
INDONESIA: 1.6%
PT Telekomunikasi Indonesia ADR	83,900	2,894,550
Total Indonesia		2,894,550
MALAYSIA: 1.3%
KPJ Healthcare BHD	1,539,400	2,358,264
Total Malaysia		2,358,264
VIETNAM: 0.5%
FPT Corp.	437,940	1,020,148
Total Vietnam		1,020,148
TOTAL INVESTMENTS: 98.0%		180,364,540
(Cost $145,144,918c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.0%		3,659,228
NET ASSETS: 100.0%		$184,023,768

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $145,278,114 and net unrealized appreciation consists of:

Gross unrealized appreciation	$42,916,554
Gross unrealized depreciation	(7,830,128)
Net unrealized appreciation	$35,086,426

ADR  American Depositary Receipt

BHD  Berhad

See accompanying notes to financial statements.

62 MATTHEWS ASIA FUNDS

Disclosures and Index Definitions

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of June 30, 2011. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC's website at www.sec.gov. It may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2472).

Proxy Voting Record: The Funds' Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund's proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds' website at matthewsasia.com or by calling 1.800.789.ASIA (2742), or on the SEC's website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds' expenses, we try to identify related shareholders in a household and send only one copy of the Funds' prospectus and financial reports to that address. This process, called "householding," will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds' current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds' prospectus or financial reports, please call us at 1.800.789.ASIA (2742).

Redemption Fee Policy: The Funds assess a redemption fee of 2.00% on the total redemption proceeds on most sales or exchanges of shares that take place within 90 calendar days after their purchase as part of the Funds' efforts to discourage market timing activity. This fee is payable directly to the Funds. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds' prospectus.

Index Definitions

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float– adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong Exchange, B shares listed on the Shanghai and Shenzhen exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China).

The MSCI AC Asia IT and Telecom Services Index (formerly known as MSCI/Matthews Asian Technology Index) is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services.

matthewsasia.com | 800.789.ASIA 63

Disclosure of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Operating Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled "Operating Expenses Paid During Period."

Hypothetical 5% Return: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds generally assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of detemining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds may grant exemption from the redemption fee when the Funds have previously received assurances that transactions do not involve market timing activity. The Funds may also waive the imposition of redemption fees in certain circumstances.

For more information on this policy, please see the Funds' prospectus.

The Matthews Asia Funds do not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

64 MATTHEWS ASIA FUNDS

June 30, 2011

	INVESTOR CLASS				INSTITUTIONAL CLASS
	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/11– 6/30/11[2]	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/11– 6/30/11[2]
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$1,016.20	1.12%	$5.60	$1,000.00	$1,017.20	0.97%	$4.85
Hypothetical 5% Return	$1,000.00	$1,019.24	1.12%	$5.61	$1,000.00	$1,019.98	0.97%	$4.86
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$1,012.00	1.10%	$5.49	$1,000.00	$1,012.00	0.96%	$4.79
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51	$1,000.00	$1,020.03	0.96%	$4.81
Matthews China Dividend Fund
Actual Fund Return	$1,000.00	$1,016.80	1.50%	$7.50	$1,000.00	$1,017.40	1.29%	$6.45
Hypothetical 5% Return	$1,000.00	$1,017.36	1.50%	$7.50	$1,000.00	$1,018.40	1.29%	$6.46
ASIA GROWTH STRATEGIES
Matthews Asia Growth Fund
Actual Fund Return	$1,000.00	$1,007.80	1.18%	$5.87	$1,000.00	$1,008.30	1.04%	$5.18
Hypothetical 5% Return	$1,000.00	$1,018.94	1.18%	$5.91	$1,000.00	$1,019.64	1.04%	$5.21
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$1,031.10	1.09%	$5.49	$1,000.00	$1,032.00	0.93%	$4.69
Hypothetical 5% Return	$1,000.00	$1,019.39	1.09%	$5.46	$1,000.00	$1,020.18	0.93%	$4.66
Matthews China Fund
Actual Fund Return	$1,000.00	$998.30	1.12%	$5.55	$1,000.00	$999.00	0.95%	$4.71
Hypothetical 5% Return	$1,000.00	$1,019.24	1.12%	$5.61	$1,000.00	$1,020.08	0.95%	$4.76
Matthews India Fund
Actual Fund Return	$1,000.00	$953.00	1.19%	$5.76	$1,000.00	$953.90	0.98%	$4.75
Hypothetical 5% Return	$1,000.00	$1,018.89	1.19%	$5.96	$1,000.00	$1,019.93	0.98%	$4.91
Matthews Japan Fund
Actual Fund Return	$1,000.00	$1,010.40	1.19%	$5.93	$1,000.00	$1,009.60	1.04%	$5.18
Hypothetical 5% Return	$1,000.00	$1,018.89	1.19%	$5.96	$1,000.00	$1,019.64	1.04%	$5.21
Matthews Korea Fund
Actual Fund Return	$1,000.00	$1,083.70	1.15%	$5.94	$1,000.00	$1,085.60	1.06%	$5.48
Hypothetical 5% Return	$1,000.00	$1,019.09	1.15%	$5.76	$1,000.00	$1,019.54	1.06%	$5.31
ASIA SMALL COMPANY STRATEGIES
Matthews Asia Small Companies Fund
Actual Fund Return	$1,000.00	$1,026.50	1.53%	$7.69
Hypothetical 5% Return	$1,000.00	$1,017.21	1.53%	$7.65
Matthews China Small Companies Fund*
Actual Fund Return	$1,000.00	$960.00	2.00%	$1.61[3]
Hypothetical 5% Return	$1,000.00	$1,002.47	2.00%	$1.65[3]
ASIA SPECIALTY STRATEGY
Matthews Asia Science and Technology Fund
Actual Fund Return	$1,000.00	$1,001.00	1.20%	$5.95
Hypothetical 5% Return	$1,000.00	$1,018.84	1.20%	$6.01

*  Matthews China Small Companies Fund commenced operations on May 31, 2011.

1  Annualized, based on the Fund's most recent fiscal half-year expenses, except Matthews China Small Companies Fund, which is based on expenses from May 31, 2011.

2  Operating expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, then divided by 365.

3  Operating expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 30 days, then divided by 365.

matthewsasia.com | 800.789.ASIA 65

Statements of Assets and Liabilities (Unaudited)  June 30, 2011

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund		Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews China Fund
ASSETS:
Investments at value (A) (Note 2-A and 6):
Unaffiliated issuers	$3,620,555,333	$2,226,221,508	$43,155,060		$344,923,665	$5,043,825,328	$2,687,527,404
Affiliated issuers	131,340,651	278,076,114	—		—	318,982,990	65,213,465
Total investments	3,751,895,984	2,504,297,622	43,155,060		344,923,665	5,362,808,318	2,752,740,869
Cash	25,130,582	42,045,900	287,724		6,413,971	30,025,476	12,575,176
Segregated foreign currency at value (B)	14,845	—	—		537,975	2,873,878	—
Foreign currency at value (B)	1,806,844	—	—		—	51,459	—
Dividends, interest and other receivables	14,418,024	14,041,130	268,034		830,174	16,045,065	13,238,380
Receivable for securities sold	13,688,913	—	129,763		636,832	2,724,561	—
Receivable for capital shares sold	2,497,306	30,467,845	61,434		1,827,798	11,521,143	4,428,893
Due from Advisor (Note 4)	—	—	—		—	—	—
Deferred offering costs (Note 1-E)	—	—	—		—	—	—
Prepaid expenses	212,083	106,295	28,226		31,267	94,719	55,650
TOTAL ASSETS	3,809,664,581	2,590,958,792	43,930,241		355,201,682	5,426,144,619	2,783,038,968
LIABILITIES:
Payable for securities purchased	—	3,052,522	—		1,762,505	51,459	—
Payable for capital shares redeemed	6,752,048	3,667,067	113,179		405,175	8,329,291	4,015,147
Deferred tax liability (Note 2-D)	424,087	—	—		—	—	—
Due to Advisor (Note 4)	2,105,312	1,378,473	26,509		191,206	2,935,303	1,538,668
Administration and accounting fees payable	48,929	32,027	561		4,443	68,199	35,752
Administration and shareholder servicing fees payable	717,011	402,321	8,190		62,607	818,965	530,748
Professional fees payable	25,201	13,588	14,122		21,486	21,882	22,879
Transfer agent fees payable	512,564	192,036	6,936		48,033	409,246	422,351
Offering costs	—	—	—		—	—	—
Accrued other expenses payable	193,767	122,590	8,171		34,582	519,719	165,795
TOTAL LIABILITIES	10,778,919	8,860,624	177,668		2,530,037	13,154,064	6,731,340
NET ASSETS	$3,798,885,662	$2,582,098,168	$43,752,573		$352,671,645	$5,412,990,555	$2,776,307,628
NET ASSETS
Investor Shares	$3,083,063,276	$2,140,553,987	$43,738,930		$298,926,286	$3,265,566,705	$2,693,998,507
Institutional Shares	715,822,386	441,544,181	13,643		53,745,359	2,147,423,850	82,309,121
TOTAL	$3,798,885,662	$2,582,098,168	$43,752,573		$352,671,645	$5,412,990,555	$2,776,307,628
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Shares	170,714,579	149,871,056	3,580,654		16,507,000	135,082,429	91,912,679
Institutional Shares	39,644,014	30,937,005	1,118		2,964,335	88,756,014	2,805,835
TOTAL	210,358,593	180,808,061	3,581,772		19,471,335	223,838,443	94,718,514
NET ASSET VALUE
Investor Shares, offering price and redemption price	$18.06	$14.28	$12.22		$18.11	$24.17	$29.31
Institutional Shares, offering price and redemption price	$18.06	$14.27	$12.21	*	$18.13	$24.19	$29.33
NET ASSETS CONSIST OF:
Capital paid-in	$3,107,474,947	$2,395,519,959	$39,123,480		$313,149,300	$3,659,821,697	$1,869,143,278
Undistributed (distributions in excess of) net investment income (loss)	(24,747,585)	(23,262,722)	(193,964)		(187,277)	(5,956,101)	18,474,743
Undistributed/accumulated net realized gain (loss) on investments and foreign currency related transactions	144,803,596	41,339,394	963,505		(61,168,088)	81,622,727	92,965,309
Net unrealized appreciation (depreciation) on investments, foreign currency transactions and deferred taxes	571,354,704	168,501,537	3,859,552		100,877,710	1,677,502,232	795,724,298
NET ASSETS	$3,798,885,662	$2,582,098,168	$43,752,573		$352,671,645	$5,412,990,555	$2,776,307,628
(A) Investments at cost:
Unaffiliated issuers	$3,007,504,907	$2,049,303,015	$39,296,330		$244,049,563	$3,407,219,489	$1,932,733,440
Affiliated issuers	172,657,161	286,603,094	—		—	278,102,461	24,277,161
Total investments at cost	$3,180,162,068	$2,335,906,109	$39,296,330		$244,049,563	$3,685,321,950	$1,957,010,601
(B) Foreign currency at cost	$1,820,726	$—	$—		$537,922	$2,926,894	$—

*  The Matthews China Dividend Fund net asset value for Institutional Shares is calculated using unrounded net assets of $13,643.19 divided by the unrounded shares of 1,117.635.

See accompanying notes to financial statements.

66 MATTHEWS ASIA FUNDS

	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund	Matthews Asia Science and Technology Fund
ASSETS:
Investments at value (A) (Note 2-A and 6):
Unaffiliated issuers	$1,051,567,560	$141,604,375	$188,529,273	$454,390,584	$2,740,416	$180,364,540
Affiliated issuers	—	—	—	—	—	—
Total investments	1,051,567,560	141,604,375	188,529,273	454,390,584	2,740,416	180,364,540
Cash	2,748,411	3,200,901	2,181,422	10,182,426	220,201	3,027,073
Segregated foreign currency at value (B)	—	—	—	—	—	25,531
Foreign currency at value (B)	291,475	—	129,260	1,822,145	—	432,509
Dividends, interest and other receivables	5,790,939	351,128	208,022	1,304,163	916	577,265
Receivable for securities sold	1,087,188	—	274,104	1,294,942	46,053	1,284,204
Receivable for capital shares sold	1,343,337	6,693,431	1,081,359	1,542,808	395,676	147,878
Due from Advisor (Note 4)	—	—	—	—	10,275	—
Deferred offering costs (Note 1-E)	—	—	—	—	33,088	—
Prepaid expenses	72,126	35,054	32,110	46,431	500	20,496
TOTAL ASSETS	1,062,901,036	151,884,889	192,435,550	470,583,499	3,447,125	185,879,496
LIABILITIES:
Payable for securities purchased	291,475	2,836,022	112,935	3,069,397	154,348	1,490,795
Payable for capital shares redeemed	3,862,025	2,537,169	255,684	349,165	—	157,520
Deferred tax liability (Note 2-D)	—	—	—	315,777	—	—
Due to Advisor (Note 4)	582,506	74,862	103,416	379,114	—	101,577
Administration and accounting fees payable	13,531	1,740	2,403	5,885	23	2,360
Administration and shareholder servicing fees payable	214,499	19,499	31,196	90,682	319	33,914
Professional fees payable	32,501	21,234	21,458	22,457	2,655	24,193
Transfer agent fees payable	198,575	9,072	23,331	71,940	605	29,094
Offering costs	—	—	—	—	33,179	—
Accrued other expenses payable	108,586	5,408	12,006	56,140	6,924	16,275
TOTAL LIABILITIES	5,303,698	5,505,006	562,429	4,360,557	198,053	1,855,728
NET ASSETS	$1,057,597,338	$146,379,883	$191,873,121	$466,222,942	$3,249,072	$184,023,768
NET ASSETS
Investor Shares	$1,004,714,332	$128,354,369	$189,374,690	$466,222,942	$3,249,072	$184,023,768
Institutional Shares	52,883,006	18,025,514	2,498,431	—	—	—
TOTAL	$1,057,597,338	$146,379,883	$191,873,121	$466,222,942	$3,249,072	$184,023,768
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Shares	49,051,445	10,142,387	33,990,488	21,463,204	338,444	18,579,907
Institutional Shares	2,581,026	1,424,748	447,405	—	—	—
TOTAL	51,632,471	11,567,135	34,437,893	21,463,204	338,444	18,579,907
NET ASSET VALUE
Investor Shares, offering price and redemption price	$20.48	$12.66	$5.57	$21.72	$9.60	$9.90
Institutional Shares, offering price and redemption price	$20.49	$12.65	$5.58	$—	$—	$—
NET ASSETS CONSIST OF:
Capital paid-in	$824,739,488	$203,647,148	$116,333,787	$365,845,614	$3,251,572	$161,233,752
Undistributed (distributions in excess of) net investment income (loss)	(1,800,220)	953,205	(132,685)	(987,835)	(995)	155,832
Undistributed/accumulated net realized gain (loss) on investments and foreign currency related transactions	(28,021,084)	(73,379,718)	8,473,874	31,107,273	(1,963)	(12,586,195)
Net unrealized appreciation (depreciation) on investments, foreign currency transactions and deferred taxes	262,679,154	15,159,248	67,198,145	70,257,890	458	35,220,379
NET ASSETS	$1,057,597,338	$146,379,883	$191,873,121	$466,222,942	$3,249,072	$184,023,768
(A) Investments at cost:
Unaffiliated issuers	$788,930,875	$126,445,534	$121,331,762	$383,819,270	$2,739,960	$145,144,918
Affiliated issuers	—	—	—	—	—	—
Total investments at cost	$788,930,875	$126,445,534	$121,331,762	$383,819,270	$2,739,960	$145,144,918
(B) Foreign currency at cost	$291,165	$—	$129,260	$1,819,791	$—	$457,518

matthewsasia.com | 800.789.ASIA 67

Statements of Operations (Unaudited)  Six-Month Period Ended June 30, 2011

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews China Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$61,540,392	$41,786,602	$938,654	$3,262,977	$48,253,426	$35,750,961
Dividends—Affiliated Issuers (Note 6)	2,366,889	5,611,168	—	—	—	437,109
Interest	13,665,113	21,436	—	—	—	—
Foreign withholding tax	(3,853,463)	(2,537,546)	(33,174)	(232,828)	(3,900,545)	(1,597,026)
TOTAL INVESTMENT INCOME	73,718,931	44,881,660	905,480	3,030,149	44,352,881	34,591,044
EXPENSES:
Investment advisory fees (Note 4)	12,979,136	7,488,712	148,055	1,138,559	17,618,528	9,704,195
Administration and accounting fees (Note 4)	303,083	174,908	3,458	26,591	411,665	226,666
Administration and shareholder servicing fees (Note 4)	4,182,268	2,296,511	48,898	367,367	5,241,158	3,216,907
Custodian fees	642,541	312,736	14,683	73,782	978,700	307,403
Insurance fees	15,270	7,197	170	1,295	21,614	11,812
Printing fees	183,604	135,860	4,327	23,785	173,386	205,310
Professional fees	35,202	29,733	13,372	21,798	42,844	27,939
Registration fees	147,419	172,145	21,700	25,290	129,488	80,574
Transfer agent fees	2,603,749	1,341,614	37,127	252,287	2,816,304	2,220,013
Trustees fees	69,107	34,604	749	5,877	95,035	52,853
Offering costs (Note 2-E)	—	—	—	—	—	—
Other expenses	64,451	38,958	18,059	37,597	114,258	47,882
TOTAL EXPENSES	21,225,830	12,032,978	310,598	1,974,228	27,642,980	16,101,554
Advisory fees waived or recaptured and expenses waived or reimbursed (Note 4)	—	—	19,073	—	—	—
NET EXPENSES	21,225,830	12,032,978	329,671	1,974,228	27,642,980	16,101,554
NET INVESTMENT INCOME (LOSS)	52,493,101	32,848,682	575,809	1,055,921	16,709,901	18,489,490
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	119,022,709	30,627,657	909,792	5,486,749	179,408,183	94,224,107
Net realized gain (loss) on investments—Affiliated Issuers	(1,529,679)	—	—	—	3,398,349	3,288,899
Net realized gain (loss) on foreign currency related transactions	1,195,311	241,863	2,315	13,899	(204,533)	6,723
Net change in unrealized appreciation/depreciation on investments	(116,752,553)	(36,060,803)	(963,351)	(4,453,721)	(68,529,578)	(125,808,211)
Net change in deferred taxes on unrealized appreciation	1,627,021	—	—	—	3,089,305	—
Net change in unrealized appreciation/depreciation on foreign currency related transactions	(79,034)	41,146	837	(2,013)	10,856	(5,970)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred taxes	3,483,775	(5,150,137)	(50,407)	1,044,914	117,172,582	(28,294,452)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$55,976,876	$27,698,545	$525,402	$2,100,835	$133,882,483	($9,804,962)

*  The Matthews China Small Companies Fund commenced operations on May 31, 2011.

See accompanying notes to financial statements.

68 MATTHEWS ASIA FUNDS

	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund*	Matthews Asia Science and Technology Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$8,392,873	$1,010,498	$793,398	$4,632,780	$2,046	$1,293,383
Dividends—Affiliated Issuers (Note 6)	—	—	—	—	—	—
Interest	1,678,868	—	—	—	—	—
Foreign withholding tax	(4,764)	(70,016)	(140,987)	(302,216)	(121)	(149,075)
TOTAL INVESTMENT INCOME	10,066,977	940,482	652,411	4,330,564	1,925	1,144,308
EXPENSES:
Investment advisory fees (Note 4)	3,769,720	338,281	597,430	2,297,276	1,461	630,312
Administration and accounting fees (Note 4)	88,087	7,909	13,956	35,883	23	14,719
Administration and shareholder servicing fees (Note 4)	1,245,914	102,003	187,238	514,776	319	206,263
Custodian fees	314,186	12,306	26,062	129,544	7,539	41,678
Insurance fees	5,460	251	629	2,106	—	722
Printing fees	87,096	8,306	11,626	29,058	701	17,185
Professional fees	27,195	18,010	17,893	21,771	2,655	21,306
Registration fees	74,758	20,526	19,540	60,975	—	18,393
Transfer agent fees	901,812	64,648	125,406	364,753	605	146,999
Trustees fees	21,950	1,399	2,989	8,240	—	3,309
Offering costs (Note 2-E)	—	—	—	—	91	—
Other expenses	46,070	20,442	19,167	26,929	1,262	19,128
TOTAL EXPENSES	6,582,248	594,081	1,021,936	3,491,311	14,656	1,120,014
Advisory fees waived or recaptured and expenses waived or reimbursed (Note 4)	—	—	—	—	(11,736)	—
NET EXPENSES	6,582,248	594,081	1,021,936	3,491,311	2,920	1,120,014
NET INVESTMENT INCOME (LOSS)	3,484,729	346,401	(369,525)	839,253	(995)	24,294
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	65,968,299	778,637	1,660,070	28,993,484	(1,705)	11,540,882
Net realized gain (loss) on investments—Affiliated Issuers	—	—	—	(9,150)	—	—
Net realized gain (loss) on foreign currency related transactions	(166,504)	10,525	49,961	26,733	(258)	(6,930)
Net change in unrealized appreciation/depreciation on investments	(157,864,568)	1,508,393	13,073,113	(24,326,528)	456	(12,033,031)
Net change in deferred taxes on unrealized appreciation	4,120,779	—	—	859,114	—	—
Net change in unrealized appreciation/depreciation on foreign currency related transactions	7,960	(958)	(10,265)	721	2	(220)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred taxes	(87,934,034)	2,296,597	14,772,879	5,544,374	(1,505)	(499,299)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($84,449,305)	$2,642,998	$14,403,354	$6,383,627	($2,500)	($475,005)

matthewsasia.com | 800.789.ASIA 69

Statements of Changes in Net Assets

MATTHEWS ASIAN GROWTH AND INCOME FUND	Six-Month Period Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$52,493,101	$76,604,783
Net realized gain (loss) on investments and foreign currency related transactions	118,688,341	150,498,434
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(116,831,587)	343,578,273
Net change on deferred taxes on unrealized appreciation	1,627,021	(2,046,819)
Net increase (decrease) in net assets resulting from operations	55,976,876	568,634,671
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(45,098,976)	(92,191,837)
Institutional Shares	(11,238,907)	(1,997,268)
Realized gains on investments:
Investor Shares	—	(50,024,267)
Institutional Shares	—	(1,658,347)
Net decrease in net assets resulting from distributions	(56,337,883)	(145,871,719)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	(255,806,408)	1,083,951,101
REDEMPTION FEES	382,498	545,556
Total increase (decrease) in net assets	(255,784,917)	1,507,259,609
NET ASSETS:
Beginning of period	4,054,670,579	2,547,410,970
End of period (including distributions in excess of net investment income of ($24,747,585) and ($20,902,803), respectively)	$3,798,885,662	$4,054,670,579
MATTHEWS ASIA DIVIDEND FUND	Six-Month Period Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$32,848,682	$23,389,705
Net realized gain (loss) on investments and foreign currency related transactions	30,869,520	35,469,296
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(36,019,657)	147,788,783
Net increase (decrease) in net assets resulting from operations	27,698,545	206,647,784
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(31,431,982)	(39,874,887)
Institutional Shares	(4,856,688)	(412,958)
Realized gains on investments:
Investor Shares	—	(4,928,956)
Institutional Shares	—	(93,543)
Net decrease in net assets resulting from distributions	(36,288,670)	(45,310,344)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	608,665,396	1,497,425,914
REDEMPTION FEES	346,590	909,607
Total increase (decrease) in net assets	600,421,861	1,659,672,961
NET ASSETS:
Beginning of period	1,981,676,307	322,003,346
End of period (including distributions in excess of net investment income of ($23,262,722) and ($19,822,734), respectively)	$2,582,098,168	$1,981,676,307

See accompanying notes to financial statements.

70 MATTHEWS ASIA FUNDS

MATTHEWS CHINA DIVIDEND FUND	Six-Month Period Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$575,809	$321,907
Net realized gain (loss) on investments and foreign currency related transactions	912,107	173,576
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(962,514)	4,708,057
Net increase (decrease) in net assets resulting from operations	525,402	5,203,540
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(534,902)	(592,422)
Institutional Shares	(184)	(37)
Realized gains on investments:
Investor Shares	—	(130,259)
Institutional Shares	—	(11)
Net decrease in net assets resulting from distributions	(535,086)	(722,729)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	(1,626,371)	33,729,256
REDEMPTION FEES	20,639	23,464
Total increase (decrease) in net assets	(1,615,416)	38,233,531
NET ASSETS:
Beginning of period	45,367,989	7,134,458
End of period (including distributions in excess of net investment income of ($193,964) and ($234,687), respectively)	$43,752,573	$45,367,989
MATTHEWS ASIA GROWTH FUND	Six-Month Period Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$1,055,921	$1,626,720
Net realized gain (loss) on investments and foreign currency related transactions	5,500,648	16,056,192
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(4,455,734)	45,556,272
Net increase (decrease) in net assets resulting from operations	2,100,835	63,239,184
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	—	(2,780,209)
Institutional Shares	—	(75,117)
Net decrease in net assets resulting from distributions	—	(2,855,326)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	6,206,791	56,161,288
REDEMPTION FEES	81,337	87,020
Total increase (decrease) in net assets	8,388,963	116,632,166
NET ASSETS:
Beginning of period	344,282,682	227,650,516
End of period (including distributions in excess of net investment income of ($187,277) and ($1,243,198), respectively)	$352,671,645	$344,282,682

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

MATTHEWS PACIFIC TIGER FUND	Six-Month Period Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$16,709,901	$18,824,393
Net realized gain (loss) on investments and foreign currency related transactions	182,601,999	91,394,517
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(68,518,722)	830,597,872
Net change on deferred taxes on unrealized appreciation	3,089,305	8,914,553
Net increase (decrease) in net assets resulting from operations	133,882,483	949,731,335
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	—	(17,017,887)
Institutional Shares	—	(1,651,056)
Net decrease in net assets resulting from distributions	—	(18,668,943)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	(458,781,502)	1,239,784,297
REDEMPTION FEES	677,386	620,488
Total increase (decrease) in net assets	(324,221,633)	2,171,467,177
NET ASSETS:
Beginning of period	5,737,212,188	3,565,745,011
End of period (including distributions in excess of net investment income of ($5,956,101) and ($22,666,002), respectively)	$5,412,990,555	$5,737,212,188
MATTHEWS CHINA FUND	Six-Month Period Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$18,489,490	$14,384,265
Net realized gain (loss) on investments and foreign currency related transactions	97,519,729	44,898,045
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(125,814,181)	303,710,525
Net increase (decrease) in net assets resulting from operations	(9,804,962)	362,992,835
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	—	(14,473,429)
Institutional Shares	—	(168,791)
Realized gains on investments:
Investor Shares	—	(2,087,326)
Institutional Shares	—	(22,416)
Net decrease in net assets resulting from distributions	—	(16,751,962)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	(195,705,900)	67,411,208
REDEMPTION FEES	635,646	1,525,454
Total increase (decrease) in net assets	(204,875,216)	415,177,535
NET ASSETS:
Beginning of period	2,981,182,844	2,566,005,309
End of period (including undistributed/(distributions in excess of) net investment income of $18,474,743 and ($14,747), respectively)	$2,776,307,628	$2,981,182,844

See accompanying notes to financial statements.

72 MATTHEWS ASIA FUNDS

MATTHEWS INDIA FUND	Six-Month Period Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$3,484,729	$2,529,817
Net realized gain (loss) on investments and foreign currency related transactions	65,801,795	(5,745,300)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(157,856,608)	271,504,466
Net change on deferred taxes on unrealized appreciation	4,120,779	(4,120,779)
Net increase (decrease) in net assets resulting from operations	(84,449,305)	264,168,204
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	—	(5,993,112)
Institutional Shares	—	(227,962)
Net decrease in net assets resulting from distributions	—	(6,221,074)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	(295,657,092)	457,321,120
REDEMPTION FEES	693,083	817,039
Total increase (decrease) in net assets	(379,413,314)	716,085,289
NET ASSETS:
Beginning of period	1,437,010,652	720,925,363
End of period (including distributions in excess of net investment income of ($1,800,220) and ($5,284,949), respectively)	$1,057,597,338	$1,437,010,652
MATTHEWS JAPAN FUND	Six-Month Period Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$346,401	$90,963
Net realized gain (loss) on investments and foreign currency related transactions	789,162	8,317,842
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	1,507,435	2,542,678
Net increase (decrease) in net assets resulting from operations	2,642,998	10,951,483
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	—	(2,536,351)
Institutional Shares	—	(146)
Net decrease in net assets resulting from distributions	—	(2,536,497)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	75,825,825	(28,960,845)
REDEMPTION FEES	101,366	21,817
Total increase (decrease) in net assets	78,570,189	(20,524,042)
NET ASSETS:
Beginning of period	67,809,694	88,333,736
End of period (including undistributed net investment income of $953,205 and $606,804, respectively)	$146,379,883	$67,809,694

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

MATTHEWS KOREA FUND	Six-Month Period Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$(369,525)	$230,963
Net realized gain (loss) on investments and foreign currency related transactions	1,710,031	10,147,269
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	13,062,848	19,676,780
Net increase (decrease) in net assets resulting from operations	14,403,354	30,055,012
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Realized gains on investments:
Investor Shares	—	(3,500,097)
Institutional Shares	—	(78)
Net decrease in net assets resulting from distributions	—	(3,500,175)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	10,417,734	2,032,660
REDEMPTION FEES	58,168	35,800
Total increase (decrease) in net assets	24,879,256	28,623,297
NET ASSETS:
Beginning of period	166,993,865	138,370,568
End of period (including undistributed net investment income (loss) of ($132,685) and $236,840, respectively)	$191,873,121	$166,993,865
MATTHEWS ASIA SMALL COMPANIES FUND	Six-Month Period Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$839,253	$604,578
Net realized gain (loss) on investments and foreign currency related transactions	29,011,067	6,032,279
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(24,325,807)	73,991,741
Net change on deferred taxes on unrealized appreciation	859,114	(535,102)
Net increase (decrease) in net assets resulting from operations	6,383,627	80,093,496
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	—	(2,294,432)
Realized gains on investments:
Investor Shares	—	(3,830,305)
Net decrease in net assets resulting from distributions	—	(6,124,737)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	(87,493,816)	363,169,767
REDEMPTION FEES	238,812	230,232
Total increase (decrease) in net assets	(80,871,377)	437,368,758
NET ASSETS:
Beginning of period	547,094,319	109,725,561
End of period (including distributions in excess of net investment income of ($987,835) and ($1,827,088), respectively)	$466,222,942	$547,094,319

See accompanying notes to financial statements.

74 MATTHEWS ASIA FUNDS

MATTHEWS CHINA SMALL COMPANIES FUND	Period Ended June 30, 2011 (unaudited)[1]
OPERATIONS:
Net investment income (loss)	$(995)
Net realized gain (loss) on investments and foreign currency related transactions	(1,963)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	458
Net increase (decrease) in net assets resulting from operations	(2,500)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	3,251,321
REDEMPTION FEES	251
Total increase (decrease) in net assets	3,249,072
NET ASSETS:
Beginning of period	—
End of period (including undistributed net investment loss of ($995))	$3,249,072

1  The Matthews China Small Companies Fund commenced operations on May 31, 2011.

MATTHEWS ASIA SCIENCE AND TECHNOLOGY FUND	Six-Month Period Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$24,294	$530,227
Net realized gain (loss) on investments and foreign currency related transactions	11,533,952	13,849,384
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(12,033,251)	18,114,654
Net increase (decrease) in net assets resulting from operations	(475,005)	32,494,265
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	—	(394,719)
Net decrease in net assets resulting from distributions	—	(394,719)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	(6,033,828)	27,882,481
REDEMPTION FEES	96,838	86,625
Total increase (decrease) in net assets	(6,411,995)	60,068,652
NET ASSETS:
Beginning of period	190,435,763	130,367,111
End of period (including undistributed net investment income of $155,832 and $131,538, respectively)	$184,023,768	$190,435,763

See accompanying notes to financial statements.

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Financial Highlights

Matthews Asian Growth and Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2011	Year ended Dec. 31,
INVESTOR SHARES	(unaudited)	2010	2009	2008	2007	2006
Net Asset Value, beginning of period	$18.04	$15.77	$11.50	$19.78	$18.68	$17.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.24[1]	0.41[1]	0.48[1]	0.54[1]	1.07	0.46
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.05	2.57	4.23	(6.73)	2.93	3.47
Total from investment operations	0.29	2.98	4.71	(6.19)	4.00	3.93
LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.47)	(0.44)	(0.42)	(0.90)	(0.62)
Net realized gains on investments	—	(0.24)	—	(1.67)	(2.00)	(1.77)
Total distributions	(0.27)	(0.71)	(0.44)	(2.09)	(2.90)	(2.39)
Paid-in capital from redemption fees (Note 3)	—[2]	—[2]	—[2]	—[2]	—[2]	—[2]
Net Asset Value, end of period	$18.06	$18.04	$15.77	$11.50	$19.78	$18.68
TOTAL RETURN	1.62%[3]	19.18%	41.44%	(32.07%)	21.54%	23.38%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$3,083,063	$3,926,253	$2,547,411	$1,089,712	$2,273,408	$2,021,363
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.12%[4]	1.13%	1.18%	1.16%	1.16%	1.20%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.12%[4]	1.13%	1.18%	1.16%	1.15%	1.19%
Ratio of net investment income (loss) to average net assets	2.65%[4]	2.47%	3.47%	3.19%	2.59%	2.27%
Portfolio turnover	12.36%[3,5]	19.84%[5]	17.51%	25.16%	27.93%	28.37%

INSTITUTIONAL SHARES	Six-Month Period Ended June 30, 2011 (unaudited)	Period Ended Dec. 31, 2010[6]
Net Asset Value, beginning of period	$18.04	$18.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.29	0.07
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.01	0.37
Total from investment operations	0.30	0.44
LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.29)
Net realized gains on investments	—	(0.24)
Total distributions	(0.28)	(0.53)
Paid-in capital from redemption fees (Note 3)	—[2]	—
Net Asset Value, end of period	$18.06	$18.04
TOTAL RETURN	1.72%[3]	2.49%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$715,823	$128,417
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	0.97%[4]	0.93%[4]
Ratio of net investment income (loss) to average net assets	3.25%[4]	2.46%[4]
Portfolio turnover[5]	12.36%[3]	19.84%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Shares commenced operations on October 29, 2010.

See accompanying notes to financial statements.

76 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2011	Year ended Dec. 31,				Period Ended
INVESTOR SHARES	(unaudited)	2010	2009	2008	2007	Dec. 31, 2006[1]
Net Asset Value, beginning of period	$14.33	$12.06	$8.61	$12.00	$10.77	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.20[2]	0.31[2]	0.32[2]	0.38[2]	0.27	0.02
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(0.03)	2.40	3.67	(3.47)	1.67	0.77
Total from investment operations	0.17	2.71	3.99	(3.09)	1.94	0.79
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.41)	(0.55)	(0.30)	(0.27)	(0.02)
Net realized gains on investments	—	(0.04)	—	(0.02)	(0.45)	—
Total distributions	(0.22)	(0.45)	(0.55)	(0.32)	(0.72)	(0.02)
Paid-in capital from redemption fees (Note 3)	—[3]	0.01	0.01	0.02	0.01	—[3]
Net Asset Value, end of period	$14.28	$14.33	$12.06	$8.61	$12.00	$10.77
TOTAL RETURN	1.20%[4]	22.83%	47.59%	(25.97%)	18.05%	7.90%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$2,140,554	$1,933,383	$322,003	$141,951	$81,624	$25,740
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.10%[5]	1.14%	1.28%	1.35%	1.42%	2.93%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.10%[5]	1.15%	1.30%	1.32%	1.39%	1.50%[5]
Ratio of net investment income (loss) to average net assets	2.84%[5]	2.31%	3.16%	3.74%	2.66%	1.34%[5]
Portfolio turnover	3.90%[4,6]	10.48%[6]	32.41%	25.07%	26.95%	0.00%[4]

INSTITUTIONAL SHARES	Six-Month Period Ended June 30, 2011 (unaudited)	Period Ended Dec. 31, 2010[7]
Net Asset Value, beginning of period	$14.33	$14.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.28	0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.11)	0.32
Total from investment operations	0.17	0.41
LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.17)
Net realized gains on investments	—	(0.04)
Total distributions	(0.23)	(0.21)
Paid-in capital from redemption fees (Note 3)	—[3]	—[3]
Net Asset Value, end of period	$14.27	$14.33
TOTAL RETURN	1.21%[4]	2.95%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$441,544	$48,293
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	0.96%[5]	1.02%[5]
Ratio of net investment income (loss) to average net assets	4.04%[5]	3.86%[5]
Portfolio turnover[6]	3.90%[4]	10.48%[4]

1 Investor Shares commenced operations on October 31, 2006.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

7 Institutional Shares commenced operations on October 29, 2010.

See accompanying notes to financial statements.

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Financial Highlights

Matthews China Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR SHARES	Six-Month Period Ended June 30, 2011 (unaudited)	Year Ended Dec 31, 2010	Period Ended Dec. 31, 2009[1]
Net Asset Value, beginning of period	$12.17	$10.18	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.16	0.17	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.03	2.09	0.19
Total from investment operations	0.19	2.26	0.18
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.24)	—
Net realized gains on investments	—	(0.04)	—
Total distributions	(0.15)	(0.28)	—
Paid-in capital from redemption fees (Note 3)	0.01	0.01	—[3]
Net Asset Value, end of period	$12.22	$12.17	$10.18
TOTAL RETURN	1.68%[4]	22.53%	1.80%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$43,739	$45,364	$7,134
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.41%[5]	1.95%	10.50%[5]
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.50%[5]	1.50%	1.50%[5]
Ratio of net investment income (loss) to average net assets	2.62%[5]	1.49%	(0.81%)[5]
Portfolio turnover	13.92%[4,6]	6.84%[6]	0.00%[4]

INSTITUTIONAL SHARES	Six-Month Period Ended June 30, 2011 (unaudited)	Period Ended Dec 31, 2010[7]
Net Asset Value, beginning of period	$12.17	$11.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.18	—[3]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.03	0.47
Total from investment operations	0.21	0.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)	(0.13)
Net realized gains on investments	—	(0.04)
Total distributions	(0.17)	(0.17)
Paid-in capital from redemption fees (Note 3)	—	—
Net Asset Value, end of period	$12.21	$12.17
TOTAL RETURN	1.74%[4]	3.91%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$14	$4
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.38%[5]	1.24%[5]
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.29%[5]	0.00%[5]
Ratio of net investment income (loss) to average net assets	3.05%[5]	(0.06%)[5]
Portfolio turnover[6]	13.92%[4]	6.84%[4]

1 Investor Shares commenced operations on November 30, 2009.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

7 Institutional Shares commenced operations on October 29, 2010.

See accompanying notes to financial statements.

78 MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2011	Year ended Dec. 31,
INVESTOR SHARES	(unaudited)	2010	2009	2008	2007	2006
Net Asset Value, beginning of period	$17.97	$14.29	$10.03	$17.29	$16.92	$14.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.05[1]	0.10[1]	0.06[1]	0.13[1]	0.09	0.07
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.09	3.72	4.44	(6.64)	2.02	2.50
Total from investment operations	0.14	3.82	4.50	(6.51)	2.11	2.57
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.15)	(0.24)	—	(0.09)	(0.07)
Net realized gains on investments	—	—	—	(0.76)	(1.66)	(0.48)
Total distributions	—	(0.15)	(0.24)	(0.76)	(1.75)	(0.55)
Paid-in capital from redemption fees (Note 3)	—[2]	0.01	—[2]	0.01	0.01	0.01
Net Asset Value, end of period	$18.11	$17.97	$14.29	$10.03	$17.29	$16.92
TOTAL RETURN	0.78%[3]	26.85%	44.82%	(37.44%)	11.92%	17.39%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$298,926	$335,429	$227,651	$168,031	$471,054	$449,699
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.18%[4]	1.19%	1.28%	1.23%	1.20%	1.26%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.18%[4]	1.19%	1.28%	1.23%	1.20%	1.24%
Ratio of net investment income (loss) to average net assets	0.60%[4]	0.63%	0.50%	0.93%	0.60%	0.47%
Portfolio turnover	15.25%[3,5]	26.33%[5]	58.10%	37.10%	40.49%	40.45%

INSTITUTIONAL SHARES	Six-Month Period Ended June 30, 2011 (unaudited)	Period Ended Dec. 31, 2010[6]
Net Asset Value, beginning of period	$17.98	$17.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.08	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.07	0.47
Total from investment operations	0.15	0.48
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.15)
Total distributions	—	(0.15)
Paid-in capital from redemption fees (Note 3)	—[2]	—
Net Asset Value, end of period	$18.13	$17.98
TOTAL RETURN	0.83%[3]	2.76%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$53,745	$8,853
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.04%[4]	0.99%[4]
Ratio of net investment income (loss) to average net assets	0.92%[4]	0.37%[4]
Portfolio turnover[5]	15.25%[3]	26.33%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Shares commenced operations on October 29, 2010.

See accompanying notes to financial statements.

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Financial Highlights

Matthews Pacific Tiger Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2011	Year ended Dec. 31,
INVESTOR SHARES	(unaudited)	2010	2009	2008	2007	2006
Net Asset Value, beginning of period	$23.44	$19.23	$11.05	$27.86	$23.71	$19.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.04[1]	0.09[1]	0.06[1]	0.24[1]	0.30	0.22
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.69	4.20	8.27	(13.31)	7.78	5.01
Total from investment operations	0.73	4.29	8.33	(13.07)	8.08	5.23
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.08)	(0.15)	(0.30)	(0.31)	(0.21)
Net realized gains on investments	—	—	—	(3.44)	(3.62)	(0.58)
Total distributions	—	(0.08)	(0.15)	(3.74)	(3.93)	(0.79)
Paid-in capital from redemption fees (Note 3)	—[2]	—[2]	—	—[2]	—[2]	—[2]
Net Asset Value, end of period	$24.17	$23.44	$19.23	$11.05	$27.86	$23.71
TOTAL RETURN	3.11%[3]	22.30%	75.37%	(46.12%)	33.66%	27.22%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$3,265,567	$5,196,743	$3,565,745	$1,202,441	$3,806,714	$3,303,717
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.09%[4]	1.09%	1.13%	1.12%	1.11%	1.18%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.09%[4]	1.09%	1.13%	1.12%	1.10%	1.16%
Ratio of net investment income (loss) to average net assets	0.36%[4]	0.43%	0.41%	1.10%	1.12%	1.12%
Portfolio turnover	5.24%[3,5]	11.43%[5]	13.22%	16.76%	24.09%	18.80%

INSTITUTIONAL SHARES	Six-Month Period Ended June 30, 2011 (unaudited)	Period Ended Dec. 31, 2010[6]
Net Asset Value, beginning of period	$23.44	$23.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.19	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.56	0.15
Total from investment operations	0.75	0.16
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.09)
Total distributions	—	(0.09)
Paid-in capital from redemption fees (Note 3)	—[2]	—[2]
Net Asset Value, end of period	$24.19	$23.44
TOTAL RETURN	3.20%[3]	0.67%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$2,147,424	$540,469
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	0.93%[4]	0.95%[4]
Ratio of net investment income (loss) to average net assets	1.60%[4]	0.38%[4]
Portfolio turnover[5]	5.24%[3]	11.43%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Shares commenced operations on October 29, 2010.

See accompanying notes to financial statements.

80 MATTHEWS ASIA FUNDS

Matthews China Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2011	Year ended Dec. 31,
INVESTOR SHARES	(unaudited)	2010	2009	2008	2007	2006
Net Asset Value, beginning of period	$29.36	$25.50	$14.34	$39.73	$24.16	$14.76
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.19[1]	0.15[1]	0.09[1]	0.30[1]	0.12	0.15
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(0.25)	3.86	11.12	(19.78)	16.85	9.39
Total from investment operations	(0.06)	4.01	11.21	(19.48)	16.97	9.54
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.15)	(0.07)	(0.33)	(0.11)	(0.15)
Net realized gains on investments	—	(0.02)	—	(5.62)	(1.37)	—
Return of capital	—	—	—	—	—	—[2]
Total distributions	—	(0.17)	(0.07)	(5.95)	(1.48)	(0.15)
Paid-in capital from redemption fees (Note 3)	0.01	0.02	0.02	0.04	0.08	0.01
Net Asset Value, end of period	$29.31	$29.36	$25.50	$14.34	$39.73	$24.16
TOTAL RETURN	(0.17%)[3]	15.77%	78.30%	(48.95%)	70.14%	64.81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$2,693,999	$2,939,638	$2,566,005	$781,104	$2,335,402	$966,528
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.12%[4]	1.15%	1.21%	1.23%	1.18%	1.27%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.12%[4]	1.15%	1.21%	1.23%	1.17%	1.26%
Ratio of net investment income (loss) to average net assets	1.27%[4]	0.54%	0.46%	1.03%	0.49%	0.96%
Portfolio turnover	2.69%[3,5]	9.98%[5]	5.28%	7.91%	22.13%	11.65%

INSTITUTIONAL SHARES	Six-Month Period Ended June 30, 2011 (unaudited)	Period Ended Dec. 31, 2010[6]
Net Asset Value, beginning of period	$29.36	$30.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.25	(0.04)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.28)	(0.44)
Total from investment operations	(0.03)	(0.48)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.16)
Net realized gains on investments	—	(0.02)
Total distributions	—	(0.18)
Paid-in capital from redemption fees (Note 3)	—[2]	—
Net Asset Value, end of period	$29.33	$29.36
TOTAL RETURN	(0.10%)[3]	(1.62%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$82,309	$41,545
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	0.95%[4]	0.97%[4]
Ratio of net investment income (loss) to average net assets	1.69%[4]	(0.74%)[4]
Portfolio turnover[5]	2.69%[3]	9.98%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Shares commenced operations on October 29, 2010.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 81

Financial Highlights

Matthews India Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2011	Year ended Dec. 31,
INVESTOR SHARES	(unaudited)	2010	2009	2008	2007	2006
Net Asset Value, beginning of period	$21.49	$16.29	$8.37	$24.44	$15.45	$11.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.06[1]	0.05[1]	0.07[1]	0.03[1]	(0.01)	(0.01)
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(1.08)	5.22	8.06	(15.33)	9.87	4.11
Total from investment operations	(1.02)	5.27	8.13	(15.30)	9.86	4.10
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.09)	(0.10)	(0.11)	(0.21)	—
Net realized gains on investments	—	—	(0.12)	(0.69)	(0.68)	—
Total distributions	—	(0.09)	(0.22)	(0.80)	(0.89)	—
Paid-in capital from redemption fees (Note 3)	0.01	0.02	0.01	0.03	0.02	0.03
Net Asset Value, end of period	$20.48	$21.49	$16.29	$8.37	$24.44	$15.45
TOTAL RETURN	(4.70%)[2]	32.53%	97.25%	(62.32%)	64.13%	36.48%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$1,004,714	$1,388,892	$720,925	$317,516	$1,311,072	$669,643
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.19%[3]	1.18%	1.27%	1.29%	1.29%	1.41%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.19%[3]	1.18%	1.27%	1.29%	1.28%	1.41%
Ratio of net investment income (loss) to average net assets	0.61%[3]	0.25%	0.59%	0.16%	(0.04%)	(0.08%)
Portfolio turnover	2.10%[2,4]	6.14%[4]	18.09%	26.68%	25.59%	21.57%

INSTITUTIONAL SHARES	Six-Month Period Ended June 30, 2011 (unaudited)	Period Ended Dec. 31, 2010[5]
Net Asset Value, beginning of period	$21.48	$22.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.09	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(1.08)	(0.43)
Total from investment operations	(0.99)	(0.45)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.10)
Total distributions	—	(0.10)
Paid-in capital from redemption fees (Note 3)	— [6]	— [6]
Net Asset Value, end of period	$20.49	$21.48
TOTAL RETURN	(4.61%)[2]	(2.01%)[2]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$52,883	$48,119
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	0.98%[3]	0.99%[3]
Ratio of net investment income (loss) to average net assets	0.95%[3]	(0.51%)[3]
Portfolio turnover[4]	2.10%[2]	6.14%[2]

1 Calculated using the average daily shares method.

2 Not annualized.

3 Annualized.

4 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

5 Institutional Shares commenced operations on October 29, 2010.

6 Less than $0.01 per share.

See accompanying notes to financial statements.

82 MATTHEWS ASIA FUNDS

Matthews Japan Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2011	Year ended Dec. 31,
INVESTOR SHARES	(unaudited)	2010	2009	2008	2007	2006
Net Asset Value, beginning of period	$12.53	$10.91	$10.19	$14.55	$17.29	$18.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.05[1]	0.02[1]	0.10[1]	0.11[1]	0.03	(0.08)
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.07	2.09	0.92	(4.26)	(1.86)	(1.12)
Total from investment operations	0.12	2.11	1.02	(4.15)	(1.83)	(1.20)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.49)	(0.31)	—	(0.01)	—
Net realized gains on investments	—	—	—	(0.22)	(0.91)	—
Total distributions	—	(0.49)	(0.31)	(0.22)	(0.92)	—
Paid-in capital from redemption fees (Note 3)	0.01	—[2]	0.01	0.01	0.01	0.01
Net Asset Value, end of period	$12.66	$12.53	$10.91	$10.19	$14.55	$17.29
TOTAL RETURN	1.04%[3]	19.58%	10.06%	(28.38%)	(10.96%)	(6.44%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$128,354	$67,805	$88,334	$123,674	$166,860	$276,656
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.19%[4]	1.30%	1.31%	1.23%	1.24%	1.25%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.19%[4]	1.30%	1.31%	1.23%	1.23%	1.24%
Ratio of net investment income (loss) to average net assets	0.75%[4]	0.13%	0.97%	0.84%	(0.01%)	(0.29%)
Portfolio turnover	5.82%[3,5]	46.29%[5]	126.75%	88.97%	45.51%	59.95%

INSTITUTIONAL SHARES	Six-Month Period Ended June 30, 2011 (unaudited)	Period Ended Dec. 31, 2010[6]
Net Asset Value, beginning of period	$12.53	$11.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.03)	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.15	1.30
Total from investment operations	0.12	1.29
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.49)
Total distributions	—	(0.49)
Paid-in capital from redemption fees (Note 3)	—	—
Net Asset Value, end of period	$12.65	$12.53
TOTAL RETURN	0.96%[3]	11.22%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$18,026	$4
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.04%[4]	1.08%[4]
Ratio of net investment income (loss) to average net assets	(0.48%)[4]	(0.51%)[4]
Portfolio turnover[5]	5.82%[3]	46.29%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Shares commenced operations on October 29, 2010.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 83

Financial Highlights

Matthews Korea Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2011	Year ended Dec. 31,
INVESTOR SHARES	(unaudited)	2010	2009	2008	2007	2006
Net Asset Value, beginning of period	$5.14	$4.31	$2.75	$6.56	$6.23	$6.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)[1]	0.01[1]	(0.01)[1]	(0.02)[1]	0.07	0.01
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.44	0.93	1.74	(3.48)	1.15	0.80
Total from investment operations	0.43	0.94	1.73	(3.50)	1.22	0.81
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	(0.06)	(0.02)	(0.01)
Net realized gains on investments	—	(0.11)	(0.17)	(0.25)	(0.87)	(0.95)
Total distributions	—	(0.11)	(0.17)	(0.31)	(0.89)	(0.96)
Paid-in capital from redemption fees (Note 3)	—[2]	—[2]	—[2]	—[2]	—[2]	0.01
Net Asset Value, end of period	$5.57	$5.14	$4.31	$2.75	$6.56	$6.23
TOTAL RETURN	8.37%[3]	21.86%	62.92%	(52.66%)	18.90%	12.99%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$189,375	$166,990	$138,371	$87,253	$250,421	$241,003
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.15%[4]	1.21%	1.30%	1.27%	1.21%	1.30%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.15%[4]	1.21%	1.30%	1.27%	1.21%	1.28%
Ratio of net investment income (loss) to average net assets	(0.42%)[4]	0.16%	(0.36%)	(0.34%)	1.17%	(0.09%)
Portfolio turnover	12.32%[3,5]	39.05%[5]	52.47%	28.70%	24.20%	25.82%

INSTITUTIONAL SHARES	Six-Month Period Ended June 30, 2011 (unaudited)	Period Ended Dec. 31, 2010[6]
Net Asset Value, beginning of period	$5.14	$4.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)	0.03
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.45	0.38
Total from investment operations	0.44	0.41
LESS DISTRIBUTIONS FROM:
Net realized gains on investments	—	(0.11)
Total distributions	—	(0.11)
Paid-in capital from redemption fees (Note 3)	—	—
Net Asset Value, end of period	$5.58	$5.14
TOTAL RETURN	8.56%[3]	8.51%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$2,498	$4
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.06%[4]	0.91%[4]
Ratio of net investment income (loss) to average net assets	(0.21%)[4]	3.74%[4]
Portfolio turnover[5]	12.32%[3]	39.05%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Shares commenced operations on October 29, 2010.

See accompanying notes to financial statements.

84 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout the period presented.

	Six-Month Period Ended June 30, 2011	Year ended Dec. 31,		Period Ended
INVESTOR SHARES	(unaudited)	2010	2009	Dec. 31, 2008[1]
Net Asset Value, beginning of period	$21.16	$15.79	$7.89	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.04	0.04	0.02	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.51	5.55	8.04	(2.16)
Total from investment operations	0.55	5.59	8.06	(2.15)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.09)	(0.05)	(0.02)
Net realized gains on investments	—	(0.15)	(0.15)	—
Total distributions	—	(0.24)	(0.20)	(0.02)
Paid-in capital from redemption fees (Note 3)	0.01	0.02	0.04	0.06
Net Asset Value, end of period	$21.72	$21.16	$15.79	$7.89
TOTAL RETURN	2.65%[3]	35.54%	103.00%	(21.03%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$466,223	$547,094	$109,726	$3,173
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.53%[4]	1.59%	2.90%	14.31%[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.53%[4]	1.63%	2.00%	2.00%[4]
Ratio of net investment income (loss) to average net assets	0.37%[4]	0.24%	0.13%	0.15%[4]
Portfolio turnover	14.02%[3]	23.99%	21.39%	3.10%[3]

1 Investor Shares commenced operations on September 15, 2008.

2 Calculated using the average daily shares method.

3 Not annualized.

4 Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 85

Financial Highlights

Matthews China Small Companies Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout the period presented.

INVESTOR SHARES	Period Ended June 30, 2011[1] (unaudited)
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.39)
Total from investment operations	(0.40)
Paid-in capital from redemption fees (Note 3)	—[3]
Net Asset Value, end of period	$9.60
TOTAL RETURN	(4.00%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$3,249
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	10.04%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	2.00%[5]
Ratio of net investment income (loss) to average net assets	(0.68%)[5]
Portfolio turnover	1.68%[4]

1 Investor Shares commenced operations on May 31, 2011.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

See accompanying notes to financial statements.

86 MATTHEWS ASIA FUNDS

Matthews Asia Science and Technology Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2011	Year ended Dec. 31,
INVESTOR SHARES	(unaudited)	2010	2009	2008	2007	2006
Net Asset Value, beginning of period	$9.89	$8.02	$4.71	$9.80	$7.92	$6.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	—[1,2]	0.03[1]	—[1,2]	0.01[1]	—[2]	(0.02)
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	—[2]	1.86	3.31	(5.11)	1.87	1.40
Total from investment operations	—	1.89	3.31	(5.10)	1.87	1.38
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.02)	—	—	—	—
Total distributions	—	(0.02)	—	—	—	—
Paid-in capital from redemption fees (Note 3)	0.01	—[2]	—[2]	0.01	0.01	0.01
Net Asset Value, end of period	$9.90	$9.89	$8.02	$4.71	$9.80	$7.92
TOTAL RETURN	0.10%[3]	23.58%	70.28%	(51.94%)	23.74%	21.29%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$184,024	$190,436	$130,367	$74,476	$252,304	$129,819
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.20%[4]	1.26%	1.40%	1.33%	1.26%	1.41%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.20%[4]	1.26%	1.40%	1.33%	1.25%	1.39%
Ratio of net investment income (loss) to average net assets	0.03%[4]	0.35%	0.30%	0.08%	(0.30%)	(0.29%)
Portfolio turnover	31.59%[3]	61.61%	83.27%	44.84%	33.21%	34.77%

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 87

Notes to Financial Statements (unaudited)

1.  ORGANIZATION

Matthews Asia Funds (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently issues twelve separate series of shares (each a "Fund" and collectively, the "Funds"): Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Growth Fund (formerly known as Matthews Asia Pacific Fund), Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund. Each Fund except for Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund currently offers two classes of shares: Investor Class and Institutional Class. Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund currently offer only Investor Class shares. Each class of shares has identical voting, dividends, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class. Effective November 12, 2010, the Matthews Asia Small Companies Fund was closed to most new investors and effective January 7, 2011, the Matthews Asian Growth and Income Fund was closed to most new investors. The Funds will continue to accept investments from existing shareholders.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.  SECURITY VALUATION: The Funds' equity securities are valued based on market quotations, or at fair value as determined in good faith by or under the direction of the Board of Trustees (the "Board") when no market quotations are available or when market quotations have become unreliable. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued using indicative bid and ask quotations from bond dealers or market makers, or other available market information, or at their fair value as determined by or under the direction of the Board.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the New York Stock Exchange ("NYSE"). Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of equity securities.

Market values for equity securities are determined based on quotations from the principal (or most advantageous) market on which the security is traded. Market quotations used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. Securities are valued through valuations obtained from a commercial pricing service or by securities dealers in accordance with procedures established by the Board.

The Board has delegated the responsibility of making fair value determinations to the Funds' Valuation Committee (the "Valuation Committee") subject to the Funds' Pricing Policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value ("NAV") differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board's oversight. Events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. If the Funds believe that such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value. The fair value of a security held by the Funds may be determined using the services of third-party pricing services retained by the Funds or by the Valuation Committee, in either case subject to the Board's oversight.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.  FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States ("U.S. GAAP"), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). Various inputs are used in determining the fair value of investments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of June 30, 2011, Level 3 Securities consist of international bonds that trade in over-the-counter markets. As described in Note 2-A, these securities are valued using indicative bid and ask quotations from bond dealers and market makers, or on their fair value as determined under the direction of the Board. Indicative quotations and other information used by the Funds may not always be directly observable in the marketplace due to the nature of these markets and the manner of execution. These inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 Securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities.

88 MATTHEWS ASIA FUNDS

The summary of inputs used to determine the fair valuation of the Fund's investments as of June 30, 2011 is as follows:

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$54,280,292	$73,131,174	$31,947,330	$460,827,887
India	—	—	—	25,596,547
Indonesia	39,799,200	24,758,373	—	12,961,650
Malaysia	66,121,723	—	—	—
Singapore	36,084,377	—	—	—
South Korea	79,152,532	94,657,350	—	—
Taiwan	99,882,558	94,924,524	—	—
Thailand	10,368,690	—	—	—
United Kingdom	101,737,523	74,618,110	—	—
Vietnam	67,204,486	—	5,365,957	37,574,902
Preferred Equities:
South Korea	37,888,740	—	—	—
Warrants:
India	11,956,063	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	205,570,412	262,204,274	14,817,235	—
China/Hong Kong	605,596,336	606,737,326	65,314,761	1,180,302,490
India	34,049,581	—	13,338,114	794,338,636
Indonesia	66,639,561	80,893,745	21,583,504	475,722,863
Japan	376,820,151	539,275,871	125,519,543	—
Malaysia	182,633,259	8,512,753	7,134,053	275,879,073
Philippines	44,735,498	35,197,822	—	99,134,771
Singapore	454,340,699	136,384,454	12,957,737	96,193,111
South Korea	119,673,651	133,859,553	6,542,487	1,028,968,866
Taiwan	145,852,551	160,012,819	20,640,067	498,759,152
Thailand	209,753,111	171,788,147	11,774,241	376,548,370
United Kingdom	—	2,547,215	—	—
Vietnam	9,549,410	—	—	—
Preferred Equities:
South Korea	73,410,014	—	7,988,636	—
Level 3: Significant Unobservable Inputs
International Bonds	618,795,566	4,794,112	—	—
Total Market Value of Investments	$3,751,895,984	$2,504,297,622	$344,923,665	$5,362,808,318

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Notes to Financial Statements (unaudited) (continued)

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews China Small Companies Fund
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$—	$143,212,836	$—	$—	$1,291,986	$144,294
Consumer Staples	—	—	—	2,124,449	8,384,599	65,131
Energy	1,625,316	—	—	—	—	—
Financials	1,612,650	55,544,624	24,969,077	—	—	74,421
Health Care	—	27,300,167	10,028,592	—	2,105,017	135,900
Industrials	—	—	28,094,185	—	—	—
Information Technology	287,508	78,441,834	15,536,416	—	1,829,310	207,693
Materials	—	—	17,073,125	—	5,995,824	—
Telecommunication Services	4,004,017	22,903,488	—	—	—	—
Utilities
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	9,519,524	523,494,599	111,043,358	33,313,199	48,581,396	618,502
Consumer Staples	1,791,123	351,798,126	102,755,081	7,248,333	4,840,981	453,580
Energy	637,326	205,488,178	20,060,271	—	3,712,090	—
Financials	6,418,569	445,738,169	221,858,975	16,874,308	35,487,910	—
Health Care	1,276,217	37,001,510	51,248,411	10,152,574	1,005,039	111,731
Industrials	3,527,065	305,299,797	148,260,477	30,075,106	13,412,147	410,268
Information Technology	5,119,323	310,368,800	102,397,818	26,225,286	34,425,373	197,097
Materials	2,608,319	—	72,607,862	8,057,137	14,270,204	237,903
Telecommunication Services	—	91,007,310	15,356,184	7,533,983	5,642,414	—
Utilities	4,728,103	155,141,431	47,594,078	—	—	83,896
Preferred Equities:
Consumer Discretionary	—	—	—	—	5,412,656	—
Financials	—	—	—	—	2,132,327	—
Level 3: Significant Unobservable Inputs
International Bonds	—	—	62,683,650	—	—	—
Total Market Value of Investments	$43,155,060	$2,752,740,869	$1,051,567,560	$141,604,375	$188,529,273	$2,740,416

	Matthews Asia Small Companies Fund	Matthews Asia Science and Technology Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$6,447,183	$29,147,833
India	30,090,352	—
Indonesia	—	2,894,550
South Korea	—	3,199,336
United States	—	3,630,330
Vietnam	—	1,020,148
Level 2: Other Significant Observable Inputs
Common Equities:
China/Hong Kong	137,337,713	25,255,046
India	56,568,890	9,809,195
Indonesia	24,353,509	—
Japan	—	40,666,387
Malaysia	31,129,240	2,358,264
Philippines	—	—
Singapore	16,598,490	—
South Korea	60,942,483	28,343,131
Taiwan	78,973,069	34,040,320
Thailand	11,949,655	—
Total Market Value of Investments	$454,390,584	$180,364,540

90 MATTHEWS ASIA FUNDS

Certain foreign securities may be fair valued by external pricing services when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable. Such fair valuations are categorized as Level 2 in the hierarchy. Foreign securities that are valued based on market quotations are categorized as Level 1 in the hierarchy. (See Note 2-A Securities Valuation) At June 30, 2011, the Funds utilized third party pricing services to fair value certain markets which were different than markets which utilized third party pricing services at December 31, 2010. As a result, certain securities held by the Funds were transferred from Level 2 into Level 1 and certain securities held by the Funds were transferred from Level 1 into Level 2 with beginning of period values as follows:

	Transfer to Level 1 from Level 2	Transfer to Level 2 from Level 1
Matthews Asian Growth and Income Fund	$48,042,605	$1,892,958,024
Matthews Asia Dividend Fund	45,783,524	1,334,074,606
Matthews China Dividend Fund	—	32,767,832
Matthews Asia Growth Fund	—	254,042,259
Matthews Pacific Tiger Fund	—	3,579,671,850
Matthews China Fund	—	2,585,168,192
Matthews India Fund	—	1,064,314,511
Matthews Japan Fund	—	62,237,571
Matthews Korea Fund	8,957,231	6,652,331
Matthews Asia Small Companies Fund	—	350,453,268
Matthews Asia Science and Technology Fund	1,740,640	99,026,670

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine value:

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews India Fund
	International Bonds	International Bonds	International Bonds
Balance as of 12/31/10 (market value)	$890,985,739	$4,869,165	$109,826,875
Accrued discounts/premiums	8,229,362	1,800	767,822
Realized gain/(loss)	20,152,347	—	161,494
Change in unrealized appreciation/depreciation	(59,404,730)	(76,853)	(3,697,166)
Net purchases	50,090,571	—	—
Net sales	(291,257,723)	—	(44,375,375)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	—	—	—
Balance as of 6/30/11 (market value)	$618,795,566	$4,794,112	$62,683,650
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 6/30/11	($32,311,332)	($76,853)	($3,697,166)

*  The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

**  Included in the related amounts on the Statements of Operations.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS"). ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

C.  RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economic, social and religious instability, inadequate investor protection; changes in laws or regulations of countries within the Asia Pacific region (including both in countries where you invest, as well as in the broader region); international relations with other nations; natural disasters; corruption; and military activity. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal or funds or other

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Notes to Financial Statements (unaudited) (continued)

assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Additionally, Asia Pacific countries may utilize formal or informal currency exchange controls or "capital controls" that may limit the ability to repatriate investments or income or adversely affect the value of portfolio investments. The economies of many Asia Pacific countries differ from the economies of more developed countries in many respects, such as their rate of growth, inflation, capital reinvestment, resource self-sufficiency and dependence on other economies, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain Asia Pacific countries are highly dependent upon and may be affected by developments in the economies of other countries. Non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the U.S., which may result in less transparency with respect to a company's operations, and make obtaining information about them more difficult (or such information may be unavailable). Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges. Custodial arrangements may be less well developed than in the United States. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Investing in any country in the Asia Pacific region will also entail risks specific and unique to that country, and these risks can be significant and change rapidly.

D.  INCOME AND WITHHOLDING TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the period ended June 30, 2011. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and U.S. GAAP. Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus U.S. GAAP, and the use of the tax accounting practice known as equalization.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under current tax law, capital and currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post-October losses at fiscal year end December 31, 2010 were as follows:

	Post October Capital Losses	Post October Currency Losses
Matthews Asia Dividend Fund	$—	$82,207
Matthews China Dividend Fund	—	2,322
Matthews Asia Growth Fund	—	55,869
Matthews Pacific Tiger Fund	—	2,215,610
Matthews China Fund	1,423,251	14,746
Matthews India Fund	3,173,623	270,782
Matthews Korea Fund	—	5,878
Matthews Asia Small Companies Fund	—	47,112

For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2010, which expire in the year indicated, which are available to offset future capital gains, if any:

EXPIRING IN:	2016	2017	2018	Total
Matthews Asia Growth Fund	$8,369,439	$58,248,975	$—	$66,618,414
Matthews Pacific Tiger Fund	—	100,409,052	—	100,409,052
Matthews India Fund	—	84,698,767	2,775,218	87,473,985
Matthews Japan Fund	30,079,024	44,032,426	—	74,111,450
Matthews Asia Science and Technology Fund	8,256,365	15,057,062	—	23,313,427

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2011 will not be subject to expirations. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

In addition to the requirements of the Code, the Funds may be subject to foreign withholding taxes on distributions by or capital gains associated with portfolio holdings. The Funds consider the impact of a country's tax laws and regulations, as well as withholding, when considering investment decisions. The Funds may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. The Funds that invest in Indian securities accrue a liability for the estimated potential future Indian tax liability for unrealized short-term gains in excess of available carryforwards on Indian securities. This accrual may reduce a Fund's net asset value. As of June 30, 2011, the Matthews Asian Growth and Income Fund and Matthews Asia Small Companies Fund have recorded a payable of $424,087 and $315,777 respectively, as an estimate for such potential future India capital gains taxes.

92 MATTHEWS ASIA FUNDS

In addition, China has recently adopted certain revisions to its tax laws and regulations that generally result in holdings of the Funds in companies headquartered in China (whether A shares, B shares, H shares or shares traded in depository receipt form) being subject to withholding taxes on dividends and other income. To the extent that such withholding taxes are imposed on holdings of the Funds in companies headquartered in China, the Funds' returns will be adversely impacted.

E.  OFFERING COSTS: Offering costs are amortized on a straight-line basis over one year from each Fund's respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund's offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

F.  DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund and Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Dividend Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. Each of the other Funds distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

The tax character of distributions paid for the fiscal year ended December 31, 2010 was as follows:

YEAR ENDED DECEMBER 31, 2010	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Asian Growth and Income Fund	$94,189,105	$51,682,614	$145,871,719
Matthews Asia Dividend Fund	40,287,845	5,022,499	45,310,344
Matthews China Dividend Fund	722,729	—	722,729
Matthews Asia Growth Fund	2,855,326	—	2,855,326
Matthews Pacific Tiger Fund	18,668,943	—	18,668,943
Matthews China Fund	14,642,220	2,109,742	16,751,962
Matthews India Fund	6,221,074	—	6,221,074
Matthews Japan Fund	2,536,497	—	2,536,497
Matthews Korea Fund	—	3,500,175	3,500,175
Matthews Asia Small Companies Fund	2,373,718	3,751,019	6,124,737
Matthews Asia Science and Technology Fund	394,719	—	394,719

G.  INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is generally recorded on the ex-dividend date. Dividend income for certain issuers headquartered in countries which the Funds invest may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of Matthews, such dividends are not reasonably determined as of the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

H.  FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund or class are charged to the Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

I.  CASH OVERDRAFTS: When cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in Other expenses on the Statements of Operations.

J.  USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

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Notes to Financial Statements (unaudited) (continued)

3.  CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

	Six-Month Period Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
MATTHEWS ASIAN GROWTH AND INCOME FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	20,057,836	$361,707,886	94,537,711	$1,599,476,355
Shares issued through reinvestment of distributions	2,358,609	41,700,023	7,642,437	131,851,386
Shares redeemed	(69,314,975)	(1,249,025,251)	(46,104,373)	(777,329,497)
Net increase (decrease)	(46,898,530)	($845,617,342)	56,075,775	$953,998,244
	Six-Month Period Ended June 30, 2011 (Unaudited)		Period Ended December 31, 2010*
	Shares	Amount	Shares	Amount
Institutional Shares
Shares sold	36,890,681	$668,387,314	7,042,986	$128,638,654
Shares issued through reinvestment of distributions	566,780	10,020,660	117,858	2,080,203
Shares redeemed	(4,931,807)	(88,597,040)	(42,484)	(766,000)
Net increase (decrease)	32,525,654	$589,810,934	7,118,360	$129,952,857

*  Institutional Shares commenced operations on October 29, 2010

	Six-Month Period Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
MATTHEWS ASIA DIVIDEND FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	64,631,029	$919,848,559	128,134,506	$1,717,991,718
Shares issued through reinvestment of distributions	1,985,571	27,683,998	2,948,816	40,367,703
Shares redeemed	(51,620,784)	(734,005,190)	(22,899,869)	(309,075,964)
Net increase (decrease)	14,995,816	$213,527,367	108,183,453	$1,449,283,457
	Six-Month Period Ended June 30, 2011 (Unaudited)		Period Ended December 31, 2010*
	Shares	Amount	Shares	Amount
Institutional Shares
Shares sold	29,331,683	$420,204,255	3,344,908	$47,780,952
Shares issued through reinvestment of distributions	171,929	2,395,113	28,296	396,147
Shares redeemed	(1,937,366)	(27,461,339)	(2,445)	(34,642)
Net increase (decrease)	27,566,246	$395,138,029	3,370,759	$48,142,457

*  Institutional Shares commenced operations on October 29, 2010

94 MATTHEWS ASIA FUNDS

	Six-Month Period Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
MATTHEWS CHINA DIVIDEND FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	946,649	$11,535,838	3,571,723	$39,885,783
Shares issued through reinvestment of distributions	43,023	509,819	60,501	704,296
Shares redeemed	(1,136,357)	(13,682,311)	(605,891)	(6,864,371)
Net increase (decrease)	(146,685)	($1,636,654)	3,026,333	$33,725,708
	Six-Month Period Ended June 30, 2011 (Unaudited)		Period Ended December 31, 2010*
	Shares	Amount	Shares	Amount
Institutional Shares
Shares sold	803	$10,100	295	$3,500
Shares issued through reinvestment of distributions	16	183	4	48
Net increase (decrease)	819	$10,283	299	$3,548

*  Institutional Shares commenced operations on October 29, 2010

	Six-Month Period Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
MATTHEWS ASIA GROWTH FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	2,981,625	$53,180,175	8,704,678	$140,765,266
Shares issued through reinvestment of distributions	—	—	145,454	2,570,173
Shares redeemed	(5,140,997)	(90,133,885)	(6,116,339)	(95,865,175)
Net increase (decrease)	(2,159,372)	($36,953,710)	2,733,793	$47,470,264
	Six-Month Period Ended June 30, 2011 (Unaudited)		Period Ended December 31, 2010*
	Shares	Amount	Shares	Amount
Institutional Shares
Shares sold	3,005,502	$52,590,150	488,153	$8,615,907
Shares issued through reinvestment of distributions	—	—	4,249	75,117
Shares redeemed	(533,569)	(9,429,649)	—	—
Net increase (decrease)	2,471,933	$43,160,501	492,402	$8,691,024

*  Institutional Shares commenced operations on October 29, 2010

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Notes to Financial Statements (unaudited) (continued)

	Six-Month Period Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
MATTHEWS PACIFIC TIGER FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	22,060,204	$507,977,414	90,705,702	$1,866,772,078
Shares issued through reinvestment of distributions	11	—	478,835	11,085,031
Shares redeemed	(108,712,119)	(2,545,913,068)	(54,878,994)	(1,177,894,101)
Net increase (decrease)	(86,651,904)	($2,037,935,654)	36,305,543	$699,963,008
	Six-Month Period Ended June 30, 2011 (Unaudited)		Period Ended December 31, 2010*
	Shares	Amount	Shares	Amount
Institutional Shares
Shares sold	69,908,357	$1,676,440,765	23,498,689	$549,829,526
Shares issued through reinvestment of distributions	—	—	46,628	1,079,444
Shares redeemed	(4,212,260)	(97,286,613)	(485,400)	(11,087,681)
Net increase (decrease)	65,696,097	$1,579,154,152	23,059,917	$539,821,289

*  Institutional Shares commenced operations on October 29, 2010

	Six-Month Period Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
MATTHEWS CHINA FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	10,723,914	$317,240,626	39,102,492	$1,059,207,053
Shares issued through reinvestment of distributions	—	—	531,634	16,009,843
Shares redeemed	(18,948,233)	(554,413,523)	(40,119,722)	(1,051,404,806)
Net increase (decrease)	(8,224,319)	($237,172,897)	(485,596)	$23,812,090
	Six-Month Period Ended June 30, 2011 (Unaudited)		Period Ended December 31, 2010*
	Shares	Amount	Shares	Amount
Institutional Shares
Shares sold	1,393,014	$41,532,446	1,408,673	$43,407,912
Shares issued through reinvestment of distributions	—	—	6,348	191,206
Shares redeemed	(2,200)	(65,449)	—	—
Net increase (decrease)	1,390,814	$41,466,997	1,415,021	$43,599,118

*  Institutional Shares commenced operations on October 29, 2010

96 MATTHEWS ASIA FUNDS

	Six-Month Period Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
MATTHEWS INDIA FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	7,339,144	$144,786,523	38,736,300	$763,615,269
Shares issued through reinvestment of distributions	9	—	282,822	5,758,266
Shares redeemed	(22,925,790)	(447,247,750)	(18,646,862)	(362,758,685)
Net increase (decrease)	(15,586,637)	($302,461,227)	20,372,260	$406,614,850
	Six-Month Period Ended June 30, 2011 (Unaudited)		Period Ended December 31, 2010*
	Shares	Amount	Shares	Amount
Institutional Shares
Shares sold	344,361	$6,864,438	2,228,517	$50,478,328
Shares issued through reinvestment of distributions	—	—	11,196	227,962
Shares redeemed	(3,047)	(60,303)	(1)	(20)
Net increase (decrease)	341,314	$6,804,135	2,239,712	$50,706,270

*  Institutional Shares commenced operations on October 29, 2010

	Six-Month Period Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
MATTHEWS JAPAN FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	6,938,685	$85,426,234	1,834,692	$20,963,464
Shares issued through reinvestment of distributions	—	—	189,010	2,247,332
Shares redeemed	(2,207,502)	(26,784,398)	(4,708,347)	(52,175,630)
Net increase (decrease)	4,731,183	$58,641,836	(2,684,645)	($28,964,834)
	Six-Month Period Ended June 30, 2011 (Unaudited)		Period Ended December 31, 2010*
	Shares	Amount	Shares	Amount
Institutional Shares
Shares sold	1,425,387	$17,195,745	326	$3,843
Shares issued through reinvestment of distributions	—	—	12	146
Shares redeemed	(977)	(11,756)	—	—
Net increase (decrease)	1,424,410	$17,183,989	338	$3,989

*  Institutional Shares commenced operations on October 29, 2010

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Notes to Financial Statements (unaudited) (continued)

	Six-Month Period Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
MATTHEWS KOREA FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	6,031,545	$31,936,642	9,620,502	$42,717,495
Shares issued through reinvestment of distributions	—	—	675,600	3,344,222
Shares redeemed	(4,539,552)	(23,858,624)	(9,884,616)	(44,032,635)
Net increase (decrease)	1,491,993	$8,078,018	411,486	$2,029,082
	Six-Month Period Ended June 30, 2011 (Unaudited)		Period Ended December 31, 2010*
	Shares	Amount	Shares	Amount
Institutional Shares
Shares sold	460,028	$2,415,610	723	$3,500
Shares issued through reinvestment of distributions	—	—	16	78
Shares redeemed	(13,362)	(75,894)	—	—
Net increase (decrease)	446,666	$2,339,716	739	$3,578

*  Institutional Shares commenced operations on October 29, 2010

	Six-Month Period Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
MATTHEWS ASIA SMALL COMPANIES FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	4,662,636	$97,136,247	24,922,951	$470,842,960
Shares issued through reinvestment of distributions	—	—	280,894	5,887,541
Shares redeemed	(9,052,230)	(184,630,063)	(6,298,522)	(113,560,734)
Net increase (decrease)	(4,389,594)	($87,493,816)	18,905,323	$363,169,767

	Period Ended June 30, 2011 (Unaudited)**
MATTHEWS CHINA SMALL COMPANIES FUND	Shares	Amount
Investor Shares
Shares sold	339,779	$3,263,854
Shares redeemed	(1,335)	(12,533)
Net increase (decrease)	338,444	$3,251,321

**  The Investor Shares commenced operations on May 31, 2011

98 MATTHEWS ASIA FUNDS

	Six-Month Period Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
MATTHEWS ASIA SCIENCE AND TECHNOLOGY FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	3,675,658	$36,942,118	9,428,497	$81,860,804
Shares issued through reinvestment of distributions	—	—	38,191	373,511
Shares redeemed	(4,352,365)	(42,975,946)	(6,466,992)	(54,351,834)
Net increase (decrease)	(676,707)	($6,033,828)	2,999,696	$27,882,481

The Funds generally assess a redemption fee of 2.00% of the total redemption proceeds if shareholders sell or exchange their shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to offset transaction costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds may grant an exemption from the redemption fee when the Funds have previously received assurances that transactions do not involve a substantial risk of the type of harm that the policy is designed to avoid. The Funds may also waive the imposition of redemption fees in certain circumstances. For more information on this policy, please see the Funds' prospectus. The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews International Capital Management, LLC ("Matthews"), a registered investment advisor under the Investment Advisers Act of 1940, as amended, provides the Funds with investment management services. Pursuant to an Investment Advisory Agreement dated August 13, 2004, as amended (the "Advisory Agreement"), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than the Matthews Asia Small Companies Fund and Matthews China Small Companies Fund pays Matthews 0.75% of their annual aggregate average daily net assets from $0 to $2 billion, 0.6834% on their annual aggregate average daily net assets between $2 billion and $5 billion, and 0.65% on their annual aggregate average daily net assets over $5 billion. The Matthews Asia Small Companies Fund and the Matthews China Small Companies Fund pay Matthews an annual fee of 1.00% of its annual average daily net assets pursuant to the Advisory Agreement. Each Fund pays Matthews a monthly fee of one-twelfth (1/12) of the management fee of the Fund's average daily net asset value for each month in arrears.

Under a written agreement between the Funds and Matthews, Matthews agrees to waive fees and reimburse expenses to a Fund if its expense ratio exceeds a certain percentage level. For Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund, the level is 2.00%. For Matthews Asian Growth and Income Fund, Matthews Asia Growth Fund and Matthews Pacific Tiger Fund, the level is 1.90%. For Matthews Asia Dividend Fund and Matthews China Dividend Fund, the level is 1.50%. In turn, if a Fund's expenses fall below the level noted within three years after Matthews has made such a waiver or reimbursement, the Fund may reimburse Matthews up to an amount not to exceed its expense limitation. For each Fund, other than Matthews China Small Companies Fund and Matthews China Dividend Fund, this agreement will continue through at least August 31, 2012. For the Matthews China Dividend Fund and Matthews China Small Companies Fund, this agreement will continue through at least August 31, 2013 and August 31, 2014, respectively. These agreements may be extended for additional periods for each of the Funds. At June 30, 2011, Matthews China Dividend Fund had $107,996 available for recoupment, of which $11,589 expires in 2012 and $96,407 expires in 2013. Matthews China Small Companies Fund had $11,736 available for recoupment, of which $11,736 expires in 2014.

Investment advisory fees charged and waived and fees recaptured for the six-month period ended June 30, 2011, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Recapture of Previously Waived Fees	Net Advisory Fee
Matthews Asian Growth and Income Fund	$12,979,136	$—	$—	$12,979,136
Matthews Asia Dividend Fund	7,488,712	—	—	7,488,712
Matthews China Dividend Fund	148,055	—	19,073	167,128
Matthews Asia Growth Fund	1,138,559	—	—	1,138,559
Matthews Pacific Tiger Fund	17,618,528	—	—	17,618,528
Matthews China Fund	9,704,195	—	—	9,704,195
Matthews India Fund	3,769,720	—	—	3,769,720
Matthews Japan Fund	338,281	—	—	338,281
Matthews Korea Fund	597,430	—	—	597,430
Matthews Asia Small Companies Fund	2,297,276	—	—	2,297,276
Matthews China Small Companies Fund	1,461	(11,736)	—	(10,275)
Matthews Asia Science and Technology Fund	630,312	—	—	630,312

Certain officers and Trustees of the Funds are also officers and directors of Matthews. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $300,500 in aggregate for regular compensation during the six-month period ended June 30, 2011.

The Funds have an Administration and Shareholder Services Agreement, pursuant to which the Funds pay Matthews for administration and shareholder servicing activities based on each Fund's aggregate average daily net assets. The fee is charged at a rate of 0.250% of the aggregate average daily net assets in the Trust between $0 and $2 billion, 0.1834% of aggregate average daily net assets in the Trust between $2 billion and $5 billion, 0.150% of the aggregate average daily net assets in the Trust between $5 billion and $7.5 billion, 0.125% of aggregate average daily net assets in the Trust between $7.5 billion and $15 billion, and 0.110% of aggregate average daily net assets in the Trust over $15 billion.

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Notes to Financial Statements (unaudited) (continued)

Administration and shareholder servicing fees charged, for the six-month period ended June 30, 2011, were as follows:

Administration and Shareholder Servicing Fees
Matthews Asian Growth and Income Fund	$2,962,869
Matthews Asia Dividend Fund	1,709,912
Matthews China Dividend Fund	33,796
Matthews Asia Growth Fund	259,890
Matthews Pacific Tiger Fund	4,020,865
Matthews China Fund	2,215,034
Matthews India Fund	860,224
Matthews Japan Fund	77,258
Matthews Korea Fund	136,382
Matthews Asia Small Companies Fund	350,347
Matthews China Small Companies Fund	227
Matthews Asia Science and Technology Fund	143,888

The Funds bear a portion of the fees paid to certain service providers (exclusive of the Funds' Transfer Agent) which provide transfer agency and shareholder servicing to certain shareholders. Additional information concerning these services and fees is contained in the Fund's prospectus. Fees accrued to pay to such service providers for the six-month period ended June 30, 2011 are a component of Transfer Agent fees and Administration and Shareholder Servicing Fees in the Statements of Operations as follows:

	Transfer Agent Fees	Administration & Shareholder Servicing Fees	Total
Matthews Asian Growth and Income Fund	$2,438,797	$1,219,399	$3,658,196
Matthews Asia Dividend Fund	1,173,197	586,599	1,759,796
Matthews China Dividend Fund	30,203	15,102	45,305
Matthews Asia Growth Fund	214,955	107,477	322,432
Matthews Pacific Tiger Fund	2,440,587	1,220,293	3,660,880
Matthews China Fund	2,003,745	1,001,873	3,005,618
Matthews India Fund	771,381	385,690	1,157,071
Matthews Japan Fund	49,491	24,745	74,236
Matthews Korea Fund	101,711	50,856	152,567
Matthews Asia Small Companies Fund	328,858	164,429	493,287
Matthews China Small Companies Fund	185	92	277
Matthews Asia Science and Technology Fund	124,750	62,375	187,125

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), an indirect wholly owned subsidiary of The BNY Mellon Bank, N.A., serves as the Trust's administrator, and in that capacity, performs various administrative and accounting services for each Fund. BNY Mellon also serves as the Trust's transfer agent, dividend disbursing agent and registrar. An officer of BNY Mellon serves as Assistant Treasurer to the Trust. Total fees accrued by the Funds for administration and accounting services for the six-month period ended June 30, 2011 were as follows:

Administration and Accounting Fees
Matthews Asian Growth and Income Fund	$303,083
Matthews Asia Dividend Fund	174,908
Matthews China Dividend Fund	3,458
Matthews Asia Growth Fund	26,591
Matthews Pacific Tiger Fund	411,665
Matthews China Fund	226,666
Matthews India Fund	88,087
Matthews Japan Fund	7,909
Matthews Korea Fund	13,956
Matthews Asia Small Companies Fund	35,883
Matthews China Small Companies Fund	23
Matthews Asia Science and Technology Fund	14,719

Brown Brothers Harriman & Co. serves as custodian to the Trust. BNY Mellon Distributors, Inc., (the "Distributor"), an indirect wholly owned subsidiary of BNY Mellon Investment Servicing (US) Inc., (the "Distributor"), serves as the Fund's Distributor in the United States pursuant to an Underwriting Agreement. Matthews Asia Funds are distributed in Latin America by HMC Partners.

100 MATTHEWS ASIA FUNDS

The Funds entered into transactions with JP Morgan Chase Bank, N.A., including its subsidiaries and affiliates ("JP Morgan") acting as a broker-dealer in the purchase or sale of securities in market transactions. The aggregate value of such transactions with JP Morgan by the Funds in 2011 was $226,056. In addition, pursuant to an Administrative Fee Agreement dated July 1, 2009, the Funds received certain administrative services from JP Morgan (including transmission of purchase and redemption orders in accordance with the Funds' prospectus; maintenance of separate records for its clients; mailing of shareholder confirmations and periodic statements; processing dividend payments; and shareholder information and support). Pursuant to the agreement with JP Morgan, the Funds paid JP Morgan $407,538 for such services.

5.  INVESTMENT TRANSACTIONS

The value of investment transactions made for affiliated and unaffiliated holdings for the six-month period ended June 30, 2011, excluding short-term investments, were as follows:

	Affiliated Purchases	Proceeds from Affiliated Sales	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Asian Growth and Income Fund	$52,078	$16,545,991	$473,763,243	$617,266,044
Matthews Asia Dividend Fund	23,583,502	—	675,255,102	85,550,987
Matthews China Dividend Fund	—	—	6,024,453	6,539,500
Matthews Asia Growth Fund	—	—	65,071,493	51,128,240
Matthews Pacific Tiger Fund	26,902,250	7,307,140	249,317,315	528,671,967
Matthews China Fund	—	18,081,271	77,492,917	232,104,674
Matthews India Fund	—	—	23,972,333	280,682,743
Matthews Japan Fund	—	—	78,722,150	5,869,500
Matthews Korea Fund	—	—	31,493,081	21,816,157
Matthews Asia Small Companies Fund	—	—	63,547,751	146,059,321
Matthews China Small Companies Fund	—	—	2,787,721	46,056
Matthews Asia Science and Technology Fund	—	—	58,432,240	63,692,690

6.  HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the six-month period ended June 30, 2011, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:

A summary of transactions in securities of issuers affiliated with a Fund for the six-month period ended June 30, 2011 is set forth below:

	Shares Held at Dec. 31, 2010	Shares Purchased	Shares Sold	Shares Held at June 30, 2011	Value at June 30, 2011	Dividend Income Jan. 1, 2011– June 30, 2011	Net Realized Gain (Loss) Jan. 1, 2011– June 30, 2011
MATTHEWS ASIAN GROWTH AND INCOME FUND
Name of Issuer:
Citic Telecom International Holdings, Ltd.	110,763,000	21,468,000	—	132,231,000	$36,125,587	$1,207,434	$—
CyberLink Corp.	5,990,128	—	—	5,990,128	18,091,237	—	—
GS Home Shopping, Inc.†	430,049	—	131,114	298,935	—	—	—
I-CABLE Communications, Ltd.	128,079,000	—	2,720,000	125,359,000	11,921,002	—	(779,592)
Inspur International, Ltd.	299,510,000	—	13,300,000	286,210,000	15,317,901	368,116	(698,352)
SinoCom Software Group, Ltd.	83,028,000	5,458,000	1,068,000	87,418,000	8,204,915	791,339	(51,735)
Vitasoy International Holdings, Ltd.	51,771,000	—	—	51,771,000	41,680,009	—	—
Total Affiliates					$131,340,651	$2,366,889	$(1,529,679)
MATTHEWS ASIA DIVIDEND FUND
Name of Issuer:
Ascendas India Trust	—	46,280,000	—	46,280,000	$35,816,342	$979,249	$—
CapitaRetail China Trust, REIT	30,418,000	8,553,000	—	38,971,000	38,760,138	2,380,438	—
EPS Co., Ltd.	12,504	2,052	—	14,556	34,384,017	250,156	—
Pigeon Corp.	1,069,300	250,000	—	1,319,300	43,364,000	641,317	—
Sichuan Expressway Co., Ltd. H Shares	34,912,000	21,492,000	—	56,404,000	29,184,296	584,220
Shinko Plantech Co., Ltd.	2,555,600	—	—	2,555,600	27,623,376	775,788	—
TXC Corp.	15,450,000	5,677,000	—	21,127,000	37,038,106	—	—
Woongjin Thinkbig Co., Ltd.	1,475,030	604,840	—	2,079,870	31,905,839	—	—
Total Affiliates					$278,076,114	$5,611,168	$—

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Notes to Financial Statements (continued)

	Shares Held at Dec. 31, 2010	Shares Purchased		Shares Sold	Shares Held at June 30, 2011	Value at June 30, 2011	Dividend Income Jan. 1, 2011– June 30, 2011	Net Realized Gain (Loss) Jan. 1, 2011– June 30, 2011
MATTHEWS PACIFIC TIGER FUND
Name of Issuer:
Cheil Worldwide, Inc.	6,291,350	175,000		550,000	5,916,350	$88,046,692	$—	$3,361,818
Green Cross Corp.	610,295	73,738		—	684,033	103,716,919	—	—
MegaStudy Co., Ltd.	398,753	—		2,341	396,412	53,326,210	—	36,531
Yuhan Corp.	584,137	1	††	—	584,138	73,893,169	—	—
Total Affiliates						$318,982,990	$—	$3,398,349
MATTHEWS CHINA FUND
Name of Issuer:
Kingdee International Software Group Co., Ltd.†	120,330,000	20,106,800	†††	22,708,000	117,728,800	$—	$—	$—
Lianhua Supermarket Holdings Co., Ltd. H Shares	16,796,000	12,640,800	†††	995,000	28,441,800	65,213,465	437,109	3,288,899
Total Affiliates						$65,213,465	$437,109	$3,288,899

†  Issuer was not an affiliated company as of June 30, 2011.

††  Purchase of a fractional share.

†††  Increase due to stock dividend during the period.

7.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

102 MATTHEWS ASIA FUNDS

Approval of Investment Advisory Agreement (Unaudited)

Matthews China Small Companies Fund (the "China Small Companies Fund" or the "Fund"), which is a series of the Trust, has retained Matthews International Capital Management, LLC (the "Advisor") to manage its assets pursuant to the Advisory Agreement, which has been approved by the Board of Trustees of the Fund, including the Independent Trustees. The Advisory Agreement will continue in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Fund, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose.

At a meeting held on February 24, 2011, the Board, including the Independent Trustees of the Trust, approved the Advisory Agreement with respect to the Fund, for an initial one year term.

Before that meeting, the Independent Trustees had requested detailed information from the Advisor about the matters to be considered. This information, together with the information provided to the Independent Trustees throughout the course of year, formed the primary (but not exclusive) basis for the Board's determinations as summarized below. The Independent Trustees reviewed and discussed the extensive information provided by the Advisor at a separate executive session held prior to the meeting on February 24, 2011. The Independent Trustees were assisted in their deliberations by their independent legal counsel. Below is a summary of the factors considered by the Board in approving the Advisory Agreement with respect to the Fund.

  The nature, extent and quality of the services provided by the Advisor under the Advisory Agreement. The Trustees considered the experience and qualifications of the personnel at the Advisor who will be responsible for providing services to the Fund and who will be responsible for the daily management of the Fund's portfolios. The Trustees noted that the Advisor has expanded and deepened its management team over the past several years, and has further plans in that regard. They also reviewed applicable changes to the Advisor's portfolio management personnel and their responsibilities, reflecting a long-term vision for the Advisor's business and for the Fund. The Trustees viewed the Advisor as having been successful in continuing to provide high quality services to its other funds while both weathering very challenging securities markets as well as asset and revenue contractions in 2008 and 2009, and while addressing the pressures of investing a dramatic increase in assets later in 2009 and in 2010. The Trustees attributed much of that success to the Advisor's emphasis of preserving and enhancing portfolio management team resources, careful business planning and management, as well as its solid financial condition and strong cash reserves. The Trustees considered the Advisor's succession plan to address situations where key personnel are no longer available, and the design and implementation of the Advisor's disaster recovery and business continuity plan. The Trustees also considered the Chief Compliance Officer's report regarding the compliance resources, initiatives, programs and structures of the Advisor, including the compliance record of the Advisor and the Advisor's supervision of service providers. The Trustees concluded that the Advisor has high-quality compliance and commitment to a culture of compliance. The Trustees recognized the extent of the Advisor's on-going commitment to marketing and distribution, particularly new marketing initiatives, enhancement to client retention efforts, as well as resources devoted to investor education publications and website content, design and function. Other initiatives observed by the Trustees included significant efforts related to relationships with broker-dealers, independent advisors, and other financial institutions. The Trustees concluded that the Advisor had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

  The investment performance of the Advisor. The Trustees reviewed the short-term and long-term performance of the Advisor's other funds and in the Advisor's small companies and China specific strategies. The Trustees emphasized longer-term performance, which they believe is more important than short isolated periods for purposes of evaluating the Advisor's success in meeting shareholder objectives. The Trustees also reviewed the Advisor's trading policies and efforts to obtain best overall execution for its other funds in the various markets in which the funds trade securities. The Trustees noted the Advisor's consistent adherence to its long-standing investment approach, which emphasizes fundamental bottom-up driven investment selection.

  The extent to which the Advisor realizes economies of scale as the Fund grows larger and whether fee levels reflect these economies of scale for the benefit of Fund investors. Because the Fund is new, it is not expected to recognize economies of scale for some time, particularly because of the specialized small companies strategy for China. The Trustees discussed the Advisor's past and ongoing investment in its business and personnel, which is an acceptable way for the Fund to share indirectly in realizing

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Approval of Investment Advisory Agreement (Unaudited) (continued)

economies of scale. The Trustees will monitor the Fund's growth and evaluate economies of scale with respect to future renewals of the Advisory Agreement, especially as the Fund grows.

  The costs of the services provided by the Advisor and others. The Trustees considered the proposed advisory fees and the expected total fees and expenses of the China Small Companies Fund in comparison to the advisory fees and other fees and expenses of other funds in the Fund's peer group. The Trustees considered both the gross advisory fee rates charged by the Advisor, as well as the effective advisory fee rate expected to apply after taking into consideration the expense limitation arrangements. The Trustees found that the proposed contractual advisory rate (excluding administrative services) for the Fund was competitive.

The Trustees also compared the Advisor's advisory fees with those of the Advisor's separate accounts and other investment products, noting that the Fund's proposed advisory expenses were not disadvantageous (not being substantially higher than the separate accounts' rates). Total expenses appeared to be appropriate in comparison and taking into account the services differences between these products and the Fund, including the differences in the frequency of net asset value calculations. The Trustees concluded that the Advisor's advisory fee ratio and the Fund's expense ratio are reasonable in light of comparative performance and expense and advisory fee information for the Fund.

  The profits to be realized by the Advisor and its affiliates from the relationship with the Fund. The Trustees recognize that, as a new Fund with an expense limitation in place, it is not likely to generate profits for the Advisor initially, and until the Fund has experienced some growth. Although the Trustees are familiar with the profitability of the Advisor on both an absolute basis and in comparison to other investment advisers in connection with their review of other mutual funds managed by the Advisor, the profitability for this Fund is likely to be substantially lower for the foreseeable future given its much smaller size.

No single factor was determinative of the Board's decision to approve the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. After considering the factors described above, the Board concluded that the terms of the advisory arrangements are fair and reasonable to the China Small Companies Fund in light of the services that the Advisor will provide, its costs and reasonably foreseeable Fund asset levels, and that the Fund's shareholders would receive reasonable value in return for the advisory fees paid. The Board agreed that the approval of the Advisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders. The Independent Trustees concluded separately that approval of the Advisory Agreement was supported by reasonable and impartial records and information, including the services to be provided by the Advisor and the competitive expense structure, and that the approval of the Advisory Agreement with respect to the China Small Companies Fund would be in the best interests of the Fund and its shareholders.

The Advisory Agreement may be terminated by the Trustees on behalf of the Fund or the Advisor upon 60 days' prior written notice without penalty. The Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

104 MATTHEWS ASIA FUNDS

Matthews Asia Funds

BOARD OF TRUSTEES

Independent Trustees:

Geoffrey H. Bobroff, Chairman

Richard K. Lyons

Rhoda Rossman

Toshi Shibano

Jonathan Zeschin

Interested Trustee:1

G. Paul Matthews

OFFICERS

William J. Hackett

Robert J. Horrocks, PhD

Shai A. Malka

John P. McGowan

Timothy B. Parker

Manoj K. Pombra

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA (2742)

ACCOUNT SERVICES

Matthews Asia Funds

P.O. Box 9791

Providence, RI 02940

800.789.ASIA (2742)

CUSTODIAN

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

1As defined under the Investment Company Act of 1940, as amended.

matthewsasia.com | 800.789.ASIA 105

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

© 2011 Matthews Asia Funds  SAR-0611-305M

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)                Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)               Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Not applicable.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                    Not applicable.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)		Matthews International Funds

By (Signature and Title)*		/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	August 26, 2011

By (Signature and Title)*		/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date	August 26, 2011

* Print the name and title of each signing officer under his or her signature.